AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 30, 2002.

                                                     REGISTRATION NOS. 333-29043
                                                                        811-8245
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  ------------
                                    FORM N-1A
                             REGISTRATION STATEMENT
                                    UNDER THE
                           SECURITIES ACT OF 1933                            |X|

                         PRE-EFFECTIVE AMENDMENT NO.                         [ ]

                       POST-EFFECTIVE AMENDMENT NO. 8                        |X|

                                     AND/OR
                             REGISTRATION STATEMENT
                                    UNDER THE
                       INVESTMENT COMPANY ACT OF 1940                        |X|

                              AMENDMENT NO. 12                               |X|

                        (CHECK APPROPRIATE BOX OR BOXES)
                                  ------------
                           PHOENIX EQUITY SERIES FUND
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
                                  ------------

          C/O PHOENIX EQUITY PLANNING CORPORATION--SHAREHOLDER SERVICES

               101 Munson Street, Greenfield, Massachusetts 01301
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (800) 243-1574
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                  ------------

                             Richard J. Wirth, Esq.
          Vice President and Insurance and Investment Products Counsel
                         Phoenix Life Insurance Company
                                One American Row
                             Hartford, Ct 06102-5056
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)


           It is proposed that this filing will become effective (check appropriate box)

           [ ]    immediately upon filing pursuant to paragraph (b)

           |X|    on December 31, 2002 pursuant to paragraph (b)

                  60 days after filing pursuant to paragraph (a)(1)
           [ ]    on (date) pursuant to paragraph (a)(1)
           [ ]    75 days after filing pursuant to paragraph (a)(2)
           [ ]    on (date) pursuant to paragraph (a)(2) of Rule 485.

           If appropriate, check the following box:
           [ ] this post-effective amendment designates a new effective date for a previously filed post- effective amendment.

================================================================================

                           PHOENIX EQUITY SERIES FUND

                   CROSS REFERENCE SHEET PURSUANT TO RULE 404
                     495(a) UNDER THE SECURITIES ACT OF 1933

                                     PART A
                       INFORMATION REQUIRED IN PROSPECTUS

ITEM NUMBER                                                            FORM N-1A, PART A PROSPECTUS CAPTION
-----------                                                            ------------------------------------

1.     Front and Back Cover Pages...............................       Cover Page, Back Cover Page
2.     Risk/Return Summary: Investments, Risks, Performance.....       Investment Risk and Return Summary
3.     Risk/Return Summary: Fee Table...........................       Fund Expenses
4.     Investment Objectives, Principal Investment Strategies,
        and Related Risks.......................................       Investment Risk and Return Summary
5.     Management's Discussion of Fund Performance..............       Performance Tables
6.     Management, Organization, and Capital Structure..........       Management of the Fund
7.     Shareholder Information..................................       Pricing of Fund Shares; Sales Charges; Your
                                                                       Account; How to Buy Shares; How to Sell Shares;
                                                                       Things to Know When Selling Shares; Account
                                                                       Policies; Investor Services; Tax Status of
                                                                       DISTRIBUTIONS
8.     Distribution Arrangements................................       Sales Charges
9.     Financial Highlights Information.........................       Financial Highlights

                                     PART B
           INFORMATION REQUIRED IN STATEMENT OF ADDITIONAL INFORMATION

ITEM NUMBER                                                            FORM N-1A, PART B STATEMENT OF ADDITIONAL INFORMATION CAPTION
-----------                                                            -------------------------------------------------------------

10.    Cover Page and Table of Contents.........................       Cover Page, Table of Contents
11.    Fund History.............................................       The Fund
12.    Description of the Fund and Its Investment Risks.........       Investment Techniques and Risks; Investment
                                                                       Restrictions
13.    Management of the Fund...................................       Management of the Trust
14.    Control Persons and Principal Holders of Securities......       Management of the Trust
15.    Investment Advisory and Other Services...................       Services of the Adviser; The Distributor;
                                                                       Distribution Plans; Other Information
16.    Brokerage Allocation and Other Practices.................       Portfolio Transactions and Brokerage
17.    Capital Stock and Other Securities......................        Other Information
18.    Purchase, Redemption, and Pricing of Shares..............       Net Asset Value; How to Buy Shares; Investor
                                                                       Account Services; How to Redeem Shares; Tax
                                                                       Sheltered Retirement Plans
19.    Taxation of the Fund.....................................       Dividends, Distributions and Taxes
20.    Underwriters.............................................       The Distributor
21.    Calculation of Performance Data..........................       Performance Information
22.    Financial Statements.....................................       Financial Statements

                                     PART C
      INFORMATION REQUIRED TO BE INCLUDED IN PART C IS SET FORTH UNDER THE APPROPRIATE ITEM, SO NUMBERED, IN PART C OF THIS REGISTRATION STATEMENT.

                                                                      Prospectus


     December 31, 2002



       -------------
       DUFF&PHELPS
       -------------

       Phoenix-Duff & Phelps Core Equity Fund



       OAKHURST(R)

       Phoenix-Oakhurst Growth & Income Fund







                                                                Neither the Securities and Exchange Commission
                                                                nor any state securities commission has approved
                                                                or disapproved of these securities or determined
                                                                if this prospectus is truthful or complete. Any
                                                                representation to the contrary is a criminal offense.

                                                                This prospectus contains important information
                                                                you should know before investing in Phoenix-
[Logo] PHOENIX                                                  Duff & Phelps Core Equity Fund and Phoenix-
       INVESTMENT PARTNERS, LTD.                                Oakhurst Growth & Income Fund. Please read
       A member of The Phoenix Companies, Inc.                  it carefully and retain it for future reference.

            PHOENIX EQUITY SERIES FUND
-------------------------------------------------------------------------


            TABLE OF CONTENTS
            Phoenix-Duff & Phelps Core Equity Fund
                Investment Risk and Return Summary...................   1
                Fund Expenses........................................   3
                Management of the Fund...............................   4
            Phoenix-Oakhurst Growth & Income Fund
                Investment Risk and Return Summary...................   6
                Fund Expenses........................................   9
                Management of the Fund...............................  10
            Additional Investment Techniques.........................  12
            Pricing of Fund Shares...................................  13
            Sales Charges............................................  14
            Your Account.............................................  16

            How to Buy Shares........................................  18
            How to Sell Shares.......................................  19
            Things You Should Know When Selling Shares...............  19
            Account Policies.........................................  21
            Investor Services........................................  22
            Tax Status of Distributions..............................  23
            Financial Highlights.....................................  24

PHOENIX-DUFF & PHELPS CORE EQUITY FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE
Phoenix-Duff & Phelps Core Equity Fund has an investment objective of long-term capital appreciation. There is no guarantee that the fund will achieve its objective.


PRINCIPAL INVESTMENT STRATEGIES

> The fund invests in equity securities, primarily common stocks of large, U.S. companies. Under normal circumstances, the fund will invest at least 80% of its assets in equity securities; however, the adviser intends to invest nearly all of the fund's assets in common stocks and other equity securities, rather than holding significant amounts of cash and short-term investments.

> The fund's adviser selects equity securities primarily from among the 500 largest companies traded in the United States based on market capitalization and liquidity. The adviser uses an intensive screening process that includes value, quality, and growth factors to produce a stock focus list. The adviser's team of equity analysts conducts fundamental research to determine which of those names have the highest probabilities of success in the marketplace.


> The adviser monitors holdings for fundamental change and overvaluation to determine when to sell securities.

Temporary Defensive Strategy: If the adviser believes that market conditions are not favorable to the fund's principal investment strategies, the fund may invest without limit in high quality money market instruments and repurchase agreements. When this happens, the fund may not achieve its investment objectives.

Please see "Additional Investment Techniques" for other investment techniques of the fund.

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES

If you invest in this fund, you risk losing your investment.


GENERAL

The value of the fund's investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund's investments decreases, you will lose money.


Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease.


                                       Phoenix-Duff & Phelps Core Equity Fund  1

FULLY INVESTED IN EQUITY SECURITIES
The net asset value of a fund that intends to be fully invested in securities will decrease more quickly if the value of such securities decreases as compared to a fund that holds larger cash positions.

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix-Duff & Phelps Core Equity Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year over the life of the fund.(1) The table shows how the fund's average annual returns compare with those of a broad-based securities market index. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.



[GRAPHIC OMITTED]

                         ANNUAL RETURN(%)   CALENDAR YEAR
                              18.35              1998
                               8.16              1999
                              -7.56              2000
                             -24.90              2001



(1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the period shown in the chart above, the highest return for a quarter was 21.37% (quarter ending December 31, 1998) and the lowest return for a quarter was -23.04% (quarter ending September 30, 2001). Year-to-date performance (through September 30, 2002) was -28.69%.



----------------------------------------------------------------------------------------------------------------

    AVERAGE ANNUAL TOTAL RETURNS
    (FOR THE PERIODS ENDED 12/31/01)(1)                              1 YEAR              SINCE INCEPTION(2)
----------------------------------------------------------------------------------------------------------------
   Class A
----------------------------------------------------------------------------------------------------------------
      Return Before Taxes                                           -29.22%                    -2.99%
----------------------------------------------------------------------------------------------------------------
      Return After Taxes on Distributions(3)                        -29.24%                    -3.52%
----------------------------------------------------------------------------------------------------------------
      Return After Taxes on Distributions(3)                        -17.77%                    -2.38%
      and Sale of Fund Shares
----------------------------------------------------------------------------------------------------------------
   Class B
----------------------------------------------------------------------------------------------------------------
      Return Before Taxes                                           -28.44%                    -2.79%
----------------------------------------------------------------------------------------------------------------
   Class C
----------------------------------------------------------------------------------------------------------------
      Return Before Taxes                                           -25.44%                    -2.35%
----------------------------------------------------------------------------------------------------------------
   S&P 500 Index(4)                                                 -11.87%                     6.11%

----------------------------------------------------------------------------------------------------------------


(1) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares and Class C Shares.
(2) Class A Shares, Class B Shares and Class C Shares since September 25, 1997.
(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(4) The S&P 500 Index is a measure of stock market total return performance. Index performance does not reflect sales charges.


2  Phoenix-Duff & Phelps Core Equity Fund

FUND EXPENSES
--------------------------------------------------------------------------------


This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                               CLASS A          CLASS B         CLASS C
                                                               SHARES           SHARES           SHARES
                                                               ------           ------           ------

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)

Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                   5.75%            None             None

Maximum Deferred Sales Charge (load) (as a percentage of
the lesser of the value redeemed or the amount invested)        None             5%(b)           1%(c)

Maximum Sales Charge (load) Imposed on Reinvested Dividends     None             None             None

Redemption Fee                                                  None             None             None

Exchange Fee                                                    None             None             None
                                                          ---------------------------------------------------

                                                               CLASS A          CLASS B         CLASS C
                                                               SHARES           SHARES           SHARES
                                                               ------           ------           ------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)

Management Fees                                                 0.75%            0.75%           0.75%

Distribution and Service (12b-1) Fees(d)                        0.25%            1.00%           1.00%


Other Expenses                                                  1.30%            1.30%           1.30%
                                                                -----            -----           -----

TOTAL ANNUAL FUND OPERATING EXPENSES(a)                         2.30%            3.05%           3.05%
                                                                =====            =====           =====

--------------------------

(a) The fund's investment adviser has agreed to reimburse through December 31, 2003 the Phoenix-Duff & Phelps Core Equity Fund's expenses other than Management Fees and Distribution and Service Fees to the extent that such expenses exceed 0.25% for each class of shares. Actual Total Annual Fund Operating Expenses, after expense reimbursement were 1.25% for Class A Shares, 2.00% for Class B Shares, and 2.00% for Class C Shares.


(b) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.

(c) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(d) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").


EXAMPLE
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A Shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                       Phoenix-Duff & Phelps Core Equity Fund  3

--------------------------------------------------------------------------------
   CLASS             1 YEAR          3 YEARS          5 YEARS         10 YEARS
--------------------------------------------------------------------------------

   Class A            $795           $1,252            $1,734          $3,059
--------------------------------------------------------------------------------
   Class B            $708           $1,142            $1,601          $3,190
--------------------------------------------------------------------------------
   Class C            $408            $942             $1,601          $3,365

--------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:



--------------------------------------------------------------------------------
   CLASS             1 YEAR          3 YEARS          5 YEARS         10 YEARS
--------------------------------------------------------------------------------

   Class B            $308            $942             $1,601          $3,190
--------------------------------------------------------------------------------
   Class C            $308            $942             $1,601          $3,365

--------------------------------------------------------------------------------

Note: Your actual expenses may be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the fund's investment adviser. Refer to the section "Management of the Fund" for information about expense reimbursement.



MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------


THE ADVISER

Duff & Phelps Investment Management Co. ("Duff & Phelps") is the investment adviser to the fund and is located at 55 East Monroe Street, Suite 3600, Chicago, Illinois 60603. Duff & Phelps acts as investment adviser to seven mutual funds and as adviser to institutional clients. As of September 30, 2002, Duff & Phelps had approximately $6 billion in assets under management on a discretionary basis.


Subject to the direction of the fund's Board of Trustees, Duff & Phelps is responsible for managing the fund's investment program and the day-to-day management of the fund's portfolio. Duff & Phelps manages the fund's assets to conform with the investment policies as described in this prospectus. The fund pays Duff & Phelps a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates:

--------------------------------------------------------------------------------

                                              $1+ billion
                          $1st billion     through $2 billion      $2+ billion
--------------------------------------------------------------------------------

   Management Fee             0.75%              0.70%                0.65%
--------------------------------------------------------------------------------


The adviser has voluntarily agreed to assume total fund operating expenses, excluding interest, taxes, brokerage fees, commissions and extraordinary expenses, until December 31, 2003, to



4 Phoenix-Duff & Phelps Core Equity Fund the extent that such expenses exceed the following percentages of the average annual net asset values for the fund:

--------------------------------------------------------------------------------

                                 Class A           Class B            Class C
                                 Shares             Shares            Shares
--------------------------------------------------------------------------------

   Core Equity Fund               1.25%             2.00%              2.00%
--------------------------------------------------------------------------------

During the fund's last fiscal year, the fund paid total management fees of $131,723. The ratio of management fees to average net assets for the fiscal year ended August 31, 2002 was 0.75%.


PORTFOLIO MANAGEMENT
Investment and trading decisions for the fund are made by a team of equity investment professionals.


Ophelia Barsketis is a Portfolio Manager for Duff & Phelps and serves as team leader for the team of investment professionals responsible for the selection of portfolio securities for the fund. As such, she is responsible for the day-to-day operation of the fund. In addition, Ms. Barsketis is a Senior Vice President of Duff & Phelps and is the sector manager responsible for the consumer discretionary sector of the fund. Before joining Duff & Phelps in August 2001, she was a Managing Director and Head of Global Equities for Newport Pacific Management and a principal of Stein Roe Capital Management (both were divisions of Liberty Financial Services in August of 2001).


                                       Phoenix-Duff & Phelps Core Equity Fund  5

PHOENIX-OAKHURST GROWTH & INCOME FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE
Phoenix-Oakhurst Growth & Income Fund has an investment objective of seeking dividend growth, current income and capital appreciation. There is no guarantee that the fund will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES

> The fund invests in equity securities, primarily common stocks. Under normal circumstances, the fund will invest at least 65% of its assets in common stocks or other equity securities; however, the adviser intends to invest nearly all of the fund's assets in common stocks and other equity securities, rather than holding significant amounts of cash and short-term investments.

> The adviser intends to manage fund assets so that the fund's total return and dividend yield exceed the average total return and dividend yield for companies included in the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index").


> The fund's adviser uses a quantitative value strategy that selects equity securities primarily from among the 1,500 largest companies traded in the United States based on value criteria such as price to earnings, sales and cash flows and growth criteria such as earnings per share. This strategy emphasizes securities of companies relatively undervalued to the market in general and with improving fundamentals.

Temporary Defensive Strategy: If the adviser believes that market conditions are not favorable to the fund's principal investment strategies, the fund may invest without limit in high quality money market instruments and repurchase agreements. When this happens, the fund may not achieve its investment objectives.

Please see "Additional Investment Techniques" for other investment techniques of the fund.


RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES

If you invest in this fund, you risk losing your investment.


GENERAL

The value of the fund's investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund's investments decreases, you will lose money.


Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than

6 Phoenix-Oakhurst Growth & Income Fund expected and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease.

FULLY INVESTED IN EQUITY SECURITIES
The net asset value of a fund that intends to be fully invested in securities will decrease more quickly if the value of such securities decreases as compared to a fund that holds larger cash positions.


S&P 500 INDEX COMPARISON
The performance of the S&P 500 Index can be negative. Although the fund may outperform the S&P 500 Index, the fund may still have a negative return.



                                         Phoenix-Oakhurst Growth & Income Fund 7

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix-Oakhurst Growth & Income Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year over the life of the fund.(1) The table shows how the fund's average annual returns compare to those of a broad-based securities market index. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.


[GRAPHIC OMITTED]

                        ANNUAL RETURN (%)    CALENDAR YEAR
                             30.87                1998
                             18.70                1999
                             -6.57                2000
                             -8.65                2001



(1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the period shown in the chart above, the highest return for a quarter was 22.52% (quarter ending December 31, 1998) and the lowest return for a quarter was -14.46% (quarter ending September 30, 2001). Year-to-date performance (through September 30, 2001) was -28.57%.




----------------------------------------------------------------------------------------------------------------

    AVERAGE ANNUAL TOTAL RETURNS
    (FOR THE PERIODS ENDED 12/31/01)(1)                            1 YEAR              SINCE INCEPTION(2)
----------------------------------------------------------------------------------------------------------------
   Class A
----------------------------------------------------------------------------------------------------------------
      Return Before Taxes                                           -13.91%                    6.51%
----------------------------------------------------------------------------------------------------------------
      Return After Taxes on Distributions(3)                        -13.91%                    6.24%
----------------------------------------------------------------------------------------------------------------
      Return After Taxes on Distributions(3)                         -8.47%                    5.18%
      and Sale of Fund Shares
----------------------------------------------------------------------------------------------------------------
   Class B
----------------------------------------------------------------------------------------------------------------
      Return Before Taxes                                           -12.89%                    6.82%
----------------------------------------------------------------------------------------------------------------
   Class C
----------------------------------------------------------------------------------------------------------------
      Return Before Taxes                                            -9.32%                    7.19%
----------------------------------------------------------------------------------------------------------------
   S&P 500 Index(4)                                                 -11.87%                    6.11%
----------------------------------------------------------------------------------------------------------------

(1) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares and Class C Shares.
(2) Class A Shares, Class B Shares and Class C Shares since September 25, 1997.
(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(4) The S&P 500 Index is a measure of stock market total return performance. Index performance does not reflect sales charges.


8  Phoenix-Oakhurst Growth & Income Fund

FUND EXPENSES
--------------------------------------------------------------------------------


This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.



                                                               CLASS A          CLASS B          CLASS C
                                                               SHARES           SHARES           SHARES
                                                               ------           ------           ------

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)

Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                   5.75%            None             None

Maximum Deferred Sales Charge (load) (as a percentage of
the lesser of the value redeemed or the amount invested)        None             5%(b)           1%(c)

Maximum Sales Charge (load) Imposed on Reinvested Dividends     None             None             None

Redemption Fee                                                  None             None             None

Exchange Fee                                                    None             None             None
                                                          ---------------------------------------------------

                                                               CLASS A          CLASS B         CLASS C
                                                               SHARES           SHARES           SHARES
                                                               ------           ------           ------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)

Management Fees                                                 0.75%            0.75%           0.75%

Distribution and Service (12b-1) Fees(d)                        0.25%            1.00%           1.00%


Other Expenses                                                  0.35%            0.35%           0.35%
                                                                -----            -----           -----

TOTAL ANNUAL FUND OPERATING EXPENSES(a)                         1.35%            2.10%           2.10%
                                                                =====            =====           =====

-------------------------------

(a) The fund's investment adviser has agreed to reimburse through December 31, 2003 the Phoenix-Oakhurst Growth & Income Fund's expenses other than Management Fees and Distribution and Service Fees to the extent that such expenses exceed 0.25% of each class of shares. Actual Total Annual Fund Operating Expenses, after expense reimbursement were 1.25% for Class A Shares, 2.00% for Class B Shares, and 2.00% for Class C Shares.


(b) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.

(c) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(d) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").


EXAMPLE
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A Shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                        Phoenix-Oakhurst Growth & Income Fund  9

--------------------------------------------------------------------------------
   CLASS             1 YEAR          3 YEARS         5 YEARS         10 YEARS
--------------------------------------------------------------------------------

   Class A            $705            $978            $1,272          $2,105
--------------------------------------------------------------------------------
   Class B            $613            $858            $1,129          $2,240
--------------------------------------------------------------------------------
   Class C            $313            $658            $1,129          $2,431

--------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:


--------------------------------------------------------------------------------
   CLASS             1 YEAR          3 YEARS         5 YEARS         10 YEARS
--------------------------------------------------------------------------------

   Class B            $213            $658            $1,129          $2,240
--------------------------------------------------------------------------------
   Class C            $213            $658            $1,129          $2,431

--------------------------------------------------------------------------------

Note: Your actual expenses may be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the fund's investment adviser. Refer to the section "Management of the Fund" for information about expense reimbursement.



MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------


THE ADVISER

Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix also acts as the investment adviser for 13 fund companies totaling 37 mutual funds, as subadviser to two fund companies totaling three mutual funds and as adviser to institutional clients. As of September 30, 2002, Phoenix had $21.1 billion in assets under management. Phoenix has acted as an investment adviser for over sixty years.


Subject to the direction of the funds' Board of Trustees, Phoenix is responsible for managing the fund's investment program and the day-to-day management of the fund's portfolio. Phoenix manages the fund's assets to conform with the investment policies as described in this prospectus. The fund pays Phoenix a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates:

--------------------------------------------------------------------------------

                                               $1+ billion
                          $1st billion      through $2 billion     $2+ billion
--------------------------------------------------------------------------------
   Management Fee             0.75%               0.70%               0.65%
--------------------------------------------------------------------------------

10  Phoenix-Oakhurst Growth & Income Fund

The adviser has voluntarily agreed to assume total fund operating expenses, excluding interest, taxes, brokerage fees, commissions and extraordinary expenses, until December 31, 2003, to the extent that such expenses exceed the following percentages of the average annual net asset values for the fund:


--------------------------------------------------------------------------------

                                   Class A           Class B           Class C
                                   Shares             Shares           Shares
--------------------------------------------------------------------------------


   Growth & Income Fund             1.25%             2.00%             2.00%
--------------------------------------------------------------------------------

During the funds' last fiscal year, the fund paid total management fees of $2,996,828. The ratio of management fees to average net assets for the fiscal year ended August 31, 2002 was 0.75%.


PORTFOLIO MANAGEMENT
Steven L. Colton serves as Portfolio Manager and as such is primarily responsible for the day-to-day operation of the fund. Mr. Colton joined Phoenix in June 1997. Previously, Mr. Colton was Portfolio Manager for the American Century Income & Growth Fund ("ACIGF") from its inception on December 17, 1990 through May 30, 1997. Dong Zhang serves as a member of the team that manages the fund. Mr. Zhang also was a member of the portfolio management team for ACIGF from June 1996 through June 4, 1997.

Mr. Colton is a graduate of the University of California, San Diego and Stanford University. Mr. Colton was an investment professional with American Century Companies from 1987 through May 30, 1997. Mr. Zhang received his Ph.D. in Physics from Stanford University and joined American Century Companies in 1993. Mr. Zhang served as Portfolio Manager of the American Century Companies prior to joining Phoenix in June 1997.




                                       Phoenix-Oakhurst Growth & Income Fund  11

ADDITIONAL INVESTMENT TECHNIQUES
--------------------------------------------------------------------------------

In addition to the Principal Investment Strategies and Risks Related to Principal Investment Strategies, the Phoenix-Duff & Phelps Core Equity Fund ("Core Equity") and Phoenix-Oakhurst Growth & Income Fund ("Growth & Income") may each engage in the following investment techniques as indicated:

BORROWING
Each fund may obtain fixed interest rate loans and may invest the loan proceeds in other assets. If the securities purchased with such borrowed money decrease in value or do not increase enough to cover interest and other borrowing costs, the funds will suffer greater losses than if no borrowing took place.

CONVERTIBLE SECURITIES
Growth & Income may invest in convertible securities. Convertible securities may be subject to redemption at the option of the issuer. If a security is called for redemption, the fund may have to redeem the security, convert it in to common stock or sell it to a third party at a price and time that is not beneficial for the fund. In addition, securities convertible into common stocks may have higher yields than common stocks but lower yields than comparable non-convertible securities.

FINANCIAL FUTURES AND RELATED OPTIONS
Each of the funds may enter into financial futures transactions, and Growth & Income may also invest in related options for hedging purposes. Futures and options involve market risk in excess of their value and may not be as liquid as other securities.

FOREIGN INVESTING

The funds may invest in securities of foreign (non-U.S.) issuers. Investments in non-U.S. securities involve additional risks and conditions, including differences in accounting standards, generally higher commission rates, differences in transaction settlement systems, political instability and the possibility of confiscatory or expropriation taxes, all of which may negatively impact the fund's portfolio. Dividends and other income payable on foreign securities may also be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Foreign markets and currencies may not perform as well as U.S. markets.


ILLIQUID SECURITIES
The funds may invest in illiquid securities. Illiquid and restricted securities may be difficult to sell or may be sold only pursuant to certain legal restrictions. Difficulty in selling securities may result in a loss to the fund or entail expenses not normally associated with the sale of a security.

12  Phoenix Equity Series Fund

MUTUAL FUND INVESTING
The funds may invest in shares of other mutual funds. Assets invested in other mutual funds incur a layering of expenses, including operating costs, advisory fees and administrative fees that you, as a shareholder in the funds, indirectly bear.

SECURITIES LENDING
Each fund may loan portfolio securities to increase investment returns. If the borrower is unwilling or unable to return the borrowed securities when due, the fund can suffer losses.

SHORT-TERM INVESTMENTS

The funds may invest in short-term instruments, including instruments that are not U.S. Government securities. Such short-term instruments are high grade short-term securities such as commercial paper, drafts, municipal notes, bankers' acceptances and certificates of deposit.


The adviser may buy other types of securities or employ other portfolio management techniques on behalf of each fund. Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques of the funds.



PRICING OF FUND SHARES
--------------------------------------------------------------------------------


HOW IS THE SHARE PRICE DETERMINED?
Each fund calculates a share price for each class of its shares. The share price is based on the net assets of the fund and the number of outstanding shares. In general, each fund calculates net asset value by:

   o adding the values of all securities and other assets of the fund;

   o subtracting liabilities; and

   o dividing the result by the total number of outstanding shares of the fund.

Asset Value: The funds' investments are valued at market value. If market quotations are not available, a fund determines a "fair value" for an investment according to rules and procedures approved by the Trustees. Foreign and domestic debt securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service approved by the Trustees when such prices are believed to reflect the fair value of such securities. Foreign and domestic equity securities are valued at the last sale price or, if there has been no sale that day, at the last bid price, generally. Short-term investments having a


                                                  Phoenix Equity Series Fund  13
remaining maturity of sixty days or less are valued at amortized cost, which the Trustees have determined approximates market value.

Liabilities: Class specific expenses, distribution fees, service fees and other liabilities are deducted from the assets of each class. Expenses and liabilities that are not class specific (such as management fees) are allocated to each class in proportion to each class' net assets, except when an alternative allocation can be more fairly made.

Net Asset Value: The liability allocated to a class plus any other expenses are deducted from the proportionate interest of such class in the assets of the fund. The resulting amount for each class is then divided by the number of shares outstanding of that class to produce each class' net asset value per share.

The net asset value per share of each class of each fund is determined on days when the New York Stock Exchange (the "NYSE") is open for trading as of the close of trading (normally 4:00 PM eastern time). A fund will not calculate its net asset values per share on days when the NYSE is closed for trading. If the funds hold securities that are traded on foreign exchanges that trade on weekends or other holidays when the funds do not price their shares, the net asset value of the funds' shares may change on days when shareholders will not be able to purchase or redeem the funds' shares.

AT WHAT PRICE ARE SHARES PURCHASED?
All investments received by the funds' authorized agents prior to the close of regular trading on the NYSE (normally 4:00 PM eastern time) will be executed based on that day's net asset value. Shares credited to your account from the reinvestment of fund distributions will be in full and fractional shares that are purchased at the closing net asset value on the next business day on which the fund's net asset value is calculated following the dividend record date.



SALES CHARGES
--------------------------------------------------------------------------------


WHAT ARE THE CLASSES AND HOW DO THEY DIFFER?
Each fund presently offers three classes of shares that have different sales and distribution charges. See "Fund Expenses" previously in this prospectus. The funds have adopted distribution and service plans allowed under Rule 12b-1 of the Investment Company Act of 1940 that authorize the funds to pay distribution and service fees for the sale of their shares and for services provided to shareholders.



14  Phoenix Equity Series Fund

WHAT ARRANGEMENT IS BEST FOR YOU?
The different classes permit you to choose the method of purchasing shares that is most beneficial to you. In choosing a class, consider the amount of your investment, the length of time you expect to hold the shares, whether you decide to receive distributions in cash or to reinvest them in additional shares, and any other personal circumstances. Depending upon these considerations, the accumulated distribution and service fees and contingent deferred sales charges of one class may be more or less than the initial sales charge and accumulated distribution and service fees of another class of shares bought at the same time. Because distribution and service fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

CLASS A SHARES. If you purchase Class A Shares, you will pay a sales charge at the time of purchase equal to 5.75% of the offering price (6.10% of the amount invested). The sales charge may be reduced or waived under certain conditions. See "Initial Sales Charge Alternative--Class A Shares" below. Class A Shares are not subject to any charges by the fund when redeemed. Class A Shares have lower distribution and service fees (0.25%) and pay higher dividends than any other class.

CLASS B SHARES. If you purchase Class B Shares, you will not pay a sales charge at the time of purchase. If you sell your Class B Shares within the first five years after they are purchased, you will pay a sales charge of up to 5% of your shares' value. See "Deferred Sales Charge Alternative--Class B Shares and Class C Shares" below. This charge declines to 0% over a period of five years and may be waived under certain conditions. Class B Shares have higher distribution and service fees (1.00%) and pay lower dividends than Class A Shares. Class B Shares automatically convert to Class A Shares eight years after purchase. Purchases of Class B Shares may be inappropriate for any investor who may qualify for reduced sales charges of Class A Shares and anyone who is over 85 years of age. The underwriter may decline purchases in such situations.


CLASS C SHARES. If you purchase Class C Shares, you will not pay a sales charge at the time of purchase. If you sell your Class C Shares within the first year after they are purchased, you will pay a sales charge of 1%. Class C Shares have the same distribution and service fees (1.00%) and pay comparable dividends as Class B Shares. Class C Shares do not convert to any other class of shares of the fund.


INITIAL SALES CHARGE ALTERNATIVE -- CLASS A SHARES
The public offering price of Class A Shares is the net asset value plus a sales charge that varies depending on the size of your purchase. See "Class A Shares--Reduced Initial Sales Charges: Combination Purchase Privilege" in the Statement of Additional Information. Shares purchased based on the automatic reinvestment of income dividends or capital gain distributions are not subject to any sales charges. The sales charge is divided between your investment dealer and the fund's underwriter (Phoenix Equity Planning Corporation or "PEPCO").


                                                  Phoenix Equity Series Fund  15

SALES CHARGE YOU MAY PAY TO PURCHASE CLASS A SHARES

                                                                      SALES CHARGE AS
                                                                      A PERCENTAGE OF
                                                  -----------------------------------------------------------
AMOUNT OF                                                                                         NET
TRANSACTION                                                  OFFERING                            AMOUNT
AT OFFERING PRICE                                             PRICE                             INVESTED
--------------------------------------------------------------------------------------------------------------

Under $50,000                                                  5.75%                             6.10%
$50,000 but under $100,000                                     4.75                              4.99
$100,000 but under $250,000                                    3.75                              3.90
$250,000 but under $500,000                                    2.75                              2.83
$500,000 but under $1,000,000                                  2.00                              2.04
$1,000,000 or more                                             None                              None


DEFERRED SALES CHARGE ALTERNATIVE -- CLASS B SHARES AND CLASS C SHARES

Class B Shares and Class C Shares are purchased without an initial sales charge; however, shares sold within a specified time period are subject to a declining contingent deferred sales charge ("CDSC") at the rates listed below. The sales charge will be multiplied by the then current market value or the initial cost of the shares being redeemed, whichever is less. No sales charge will be imposed on increases in net asset value or on shares purchased through the reinvestment of income dividends or capital gain distributions. To minimize the sales charge, shares not subject to any charge will be redeemed first, followed by shares held the longest time. To calculate the number of shares owned and time period held, all Class B Shares purchased in any month are considered purchased on the last day of the preceding month, and all Class C Shares are considered purchased on the trade date.


DEFERRED SALES CHARGE YOU MAY PAY TO SELL CLASS B SHARES
YEAR           1            2           3           4           5          6+
--------------------------------------------------------------------------------
CDSC           5%           4%          3%          2%          2%         0%


DEFERRED SALES CHARGE YOU MAY PAY TO SELL CLASS C SHARES
YEAR           1            2+
--------------------------------------------------------------------------------
CDSC           1%           0%



YOUR ACCOUNT
--------------------------------------------------------------------------------

OPENING AN ACCOUNT
Your financial advisor can assist you with your initial purchase as well as all phases of your investment program. If you are opening an account by yourself, please follow the instructions outlined below.


16  Phoenix Equity Series Fund

The funds have established the following preferred methods of payment for fund shares:

      o Checks drawn on an account in the name of the investor and made payable to Phoenix Funds;

      o Checks drawn on an account in the name of the investor's company or employer and made payable to Phoenix Funds; or

      o Wire transfers or Automatic Clearing House (ACH) transfers from an account in the name of the investor, or the investor's company or employer.

Payment in other forms may be accepted at the discretion of the funds.


STEP 1.
Your first choice will be the initial amount you intend to invest.

Minimum INITIAL investments:


         o $25 for individual retirement accounts, accounts that use the systematic exchange privilege or accounts that use the Investo-Matic program. See below for more information on the Investo-Matic program.

         o There is no initial dollar requirement for defined contribution plans, profit-sharing plans or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into another account.


         o  $500 for all other accounts.

Minimum ADDITIONAL investments:

         o  $25 for any account.


         o There is no minimum for defined contribution plans, profit-sharing plans or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into an existing account.


The funds reserve the right to refuse any purchase order for any reason.

STEP 2.
Your second choice will be what class of shares to buy. Each fund offers three classes of shares for individual investors. Each has different sales and distribution charges. Because all future investments in your account will be made in the share class you choose when you open your account, you should make your decision carefully. Your financial advisor can help you pick the share class that makes the most sense for your situation.


                                                  Phoenix Equity Series Fund  17

STEP 3.
Your next choice will be how you want to receive any dividends and capital gain distributions. Your options are:

         o Receive both dividends and capital gain distributions in additional shares;

         o Receive dividends in additional shares and capital gain distributions in cash;

         o Receive dividends in cash and capital gain distributions in additional shares; and

         o Receive both dividends and capital gain distributions in cash.

No interest will be paid on uncashed distribution checks.


HOW TO BUY SHARES
--------------------------------------------------------------------------------



------------------------------------ ----------------------------------------------------------------------------

                                      TO OPEN AN ACCOUNT
------------------------------------ ----------------------------------------------------------------------------

 Through a financial advisor          Contact your advisor. Some advisors may charge a fee and may set different minimum investments or limitations on buying shares.
------------------------------------ ----------------------------------------------------------------------------

 Through the mail                     Complete a New Account Application and send it with a check payable to the fund. Mail them to: State Street Bank, P.O. Box 8301, Boston, MA
                                      02266-8301.
------------------------------------ ----------------------------------------------------------------------------

 Through express delivery             Complete a New Account Application and send it with a check payable to the fund. Send them to: Boston Financial Data Services, Attn: Phoenix
                                      Funds, 66 Brooks Drive, Braintree, MA 02184.
------------------------------------ ----------------------------------------------------------------------------

 By Federal Funds wire                Call us at (800) 243-1574 (press 1, then 0).
------------------------------------ ----------------------------------------------------------------------------

 By Investo-Matic                     Complete the appropriate section on the application and send it with your initial investment payable to the fund. Mail them to: State Street Bank,
                                      P.O. Box 8301, Boston, MA 02266-8301.
------------------------------------ ----------------------------------------------------------------------------

 By telephone exchange               Call us at (800) 243-1574 (press 1, then 0).
------------------------------------ ----------------------------------------------------------------------------

18  Phoenix Equity Series Fund

HOW TO SELL SHARES
--------------------------------------------------------------------------------


You have the right to have the funds buy back shares at the net asset value next determined after receipt of a redemption order by the funds' Transfer Agent or an authorized agent. In the case of a Class B Shares or Class C Share redemption, you will be subject to the applicable deferred sales charge, if any, for such shares. Subject to certain restrictions, shares may be redeemed by telephone or in writing. In addition, shares may be sold through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The funds do not charge any redemption fees. Payment for shares redeemed is made within seven days; however, redemption proceeds will not be disbursed until each check used for purchases of shares has been cleared for payment by your bank, which may take up to 15 days after receipt of the check.


------------------------------------ --------------------------------------------------------------------------------------

                                      TO SELL SHARES
------------------------------------ --------------------------------------------------------------------------------------

 Through a financial advisor          Contact your advisor. Some advisors may charge a fee and may set different minimums on redemptions of accounts.
------------------------------------ --------------------------------------------------------------------------------------

 Through the mail                     Send a letter of instruction and any share certificates (if you hold certificate shares) to: State Street Bank, P.O. Box 8301, Boston, MA 02266-8301. Be
                                      sure to include the registered owner's name, fund and account number, and number of shares or dollar value you wish to sell.
------------------------------------ --------------------------------------------------------------------------------------

 Through express delivery             Send a letter of instruction and any share certificates (if you hold certificate shares) to: Boston Financial Data Services, Attn: Phoenix Funds, 66 Brooks
                                      Drive, Braintree, MA 02184. Be sure to include the registered owner's name, fund and account number, and number of shares or dollar value you wish to sell.
------------------------------------ --------------------------------------------------------------------------------------

 By telephone                         For sales up to $50,000, requests can be made by calling (800) 243-1574.
------------------------------------ --------------------------------------------------------------------------------------

 By telephone exchange                Call us at (800) 243-1574 (press 1, then 0).
------------------------------------ --------------------------------------------------------------------------------------


THINGS YOU SHOULD KNOW WHEN SELLING SHARES
--------------------------------------------------------------------------------



You may realize a taxable gain or loss (for federal income tax purposes) if you redeem shares of a fund. Each fund reserves the right to pay large redemptions "in-kind" (in securities owned by a fund rather than in cash). Large redemptions are those over $250,000 or 1% of a fund's net assets. Additional documentation will be required for redemptions by organizations, fiduciaries, or retirement plans, or if a redemption is requested by anyone but the shareholder(s) of record. Transfers between broker-dealer "street" accounts are governed by the accepting broker-dealer. Questions regarding this type of transfer should be directed to your financial advisor. Redemption requests will not be honored until all required documents in proper form have

                                                  Phoenix Equity Series Fund  19
been received. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the fund's Transfer Agent at (800) 243-1574.


REDEMPTIONS BY MAIL

> If you are selling shares held individually, jointly, or as custodian under the Uniform Gifts to Minors Act or Uniform Transfers to Minors
         Act:


         Send a clear letter of instructions if all of these apply:

         o The proceeds do not exceed $50,000.

         o The proceeds are payable to the registered owner at the address on record.

         Send a clear letter of instructions with a signature guarantee when any of these apply:

         o You are selling more than $50,000 worth of shares.


         o The name or address on the account has changed within the last 30 days.


         o You want the proceeds to go to a different name or address than on the account.

> If you are selling shares held in a corporate or fiduciary account, please contact the fund's Transfer Agent at (800) 243-1574.

If required, the signature guarantee on your request must be made by an eligible guarantor institution as defined by the funds' Transfer Agent in accordance with its signature guarantee procedures. Currently, such procedures generally permit guarantees by banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

SELLING SHARES BY TELEPHONE
The Transfer Agent will use reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information are verified, redemption instructions are taped, and all redemptions are confirmed in writing.

The individual investor bears the risk from instructions given by an unauthorized third party that the Transfer Agent reasonably believed to be genuine.

The Transfer Agent may modify or terminate the telephone redemption privilege at any time with 60 days notice to shareholders.

During times of drastic economic or market changes, telephone redemptions may be difficult to make or temporarily suspended.



20  Phoenix Equity Series Fund

ACCOUNT POLICIES
--------------------------------------------------------------------------------


ACCOUNT REINSTATEMENT PRIVILEGE

For 180 days after you sell your Class A Shares, Class B Shares, or Class C Shares, you may purchase Class A Shares of any fund at net asset value, with no sales charge, by reinvesting all or part of your proceeds, but not more. Send your written request to State Street Bank, P.O. Box 8301, Boston, MA 02266-8301. You can call us at (800) 243-1574 for more information.


Please remember, a redemption and reinvestment are considered to be a sale and purchase for tax-reporting purposes. Class B and Class C shareholders who have had the contingent deferred sales charge waived because they are in the Systematic Withdrawal Program are not eligible for this reinstatement privilege.

REDEMPTION OF SMALL ACCOUNTS
Due to the high cost of maintaining small accounts, if your redemption activity causes your account balance to fall below $200, you may receive a notice requesting you to bring the balance up to $200 within 60 days. If you do not, the shares in the account will be sold at net asset value, and a check will be mailed to the address of record.


DISTRIBUTIONS OF SMALL AMOUNTS AND UNCASHED CHECKS
Distributions in amounts less than $10 will automatically be reinvested in additional shares of the fund. If you have elected to receive distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from the fund with regard to uncashed distribution checks, your distribution options will automatically be converted to having all distributions reinvested in additional shares.


EXCHANGE PRIVILEGES
You should read the prospectus of the fund into which you want to exchange before deciding to make an exchange. You can obtain a prospectus from your financial advisor or by calling us at (800) 243-4361 or accessing our Web site at www.phoenixinvestments.com.


         o You may exchange shares of one fund for the same class of shares of another fund; e.g., Class A Shares for Class A Shares. Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.


         o Exchanges may be made by telephone ((800) 243-1574) or by mail (State Street Bank, P.O. Box 8301, Boston, MA 02266-8301).

         o The amount of the exchange must be equal to or greater than the minimum initial investment required.

         o The exchange of shares is treated as a sale and a purchase for federal income tax purposes.


                                                   Phoenix Equity Series Fund 21

         o Because excessive trading can hurt fund performance and harm other shareholders, the funds reserves the right to temporarily suspend or permanently end exchange privileges or reject an order from anyone who appears to be attempting to time the market, including investors who request more than one exchange in any 30-day period. The funds' underwriter has entered into agreements with certain market timing firms permitting them to exchange by telephone. These privileges are limited, and the fund distributor has the right to reject or suspend them.


RETIREMENT PLANS

Shares of the funds may be used as investments under the following qualified prototype retirement plans: traditional IRA, rollover IRA, SIMPLE IRA, Roth IRA, 401(k) plans, profit-sharing, money purchase plans and 403(b) plans. For more information, call (800) 243-4361.



INVESTOR SERVICES
--------------------------------------------------------------------------------


INVESTO-MATIC is a systematic investment plan that allows you to have a specified amount automatically deducted from your checking or savings account and then deposited into your mutual fund account. Just complete the Investo-Matic Section on the application and include a voided check.


SYSTEMATIC EXCHANGE allows you to automatically move money from one Phoenix Fund to another on a monthly, quarterly, semiannual or annual basis. Shares of one Phoenix Fund will be exchanged for shares of the same class of another fund at the interval you select. To sign up, just complete the Systematic Exchange Section on the application. Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.

TELEPHONE EXCHANGE lets you exchange shares of one fund for the same class of shares in another fund, using our customer service telephone service. See the Telephone Exchange Section on the application. Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.

SYSTEMATIC WITHDRAWAL PROGRAM allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual, or annual basis. Sufficient shares will be redeemed on the 15th of the month at the closing net asset value so that the payment is made about the 20th of the month. The program also provides for redemptions on or about the 10th, 15th, or 25th with proceeds directed through the ACH to your bank. The minimum withdrawal is $25.00, and minimum account balance requirements continue. Shareholders in the program must own fund shares worth at least $5,000.



22  Phoenix Equity Series Fund

TAX STATUS OF DISTRIBUTIONS
--------------------------------------------------------------------------------


The funds plan to make distributions from net investment income semiannually, and to distribute net realized capital gains, if any, at least annually. Distributions of short-term capital gains and net investment income are taxable to shareholders as ordinary income. Long-term capital gains, if any, distributed to shareholders and which are designated by the fund as capital gain distributions, are taxable to shareholders as long-term capital gain distributions regardless of the length of time you have owned your shares.

Unless you elect to receive distributions in cash, dividends and capital gain distributions are paid in additional shares. All distributions, cash or additional shares, are subject to federal income tax and may be subject to state, local and other taxes.


                                                  Phoenix Equity Series Fund  23

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


These tables are intended to help you understand the funds' financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by the funds' independent accountants, PricewaterhouseCoopers LLP. Their report, together with the funds' financial statements, are included in the funds' most recent Annual Report, which is available upon request.

PHOENIX-DUFF & PHELPS CORE EQUITY FUND

                                                                     CLASS A
                                         -----------------------------------------------------------------
                                                                                                 FROM
                                                                                               INCEPTION
                                                        YEAR ENDED AUGUST 31,                  9/25/97 to
                                           2002          2001         2000         1999         8/31/98
                                          ------        ------       ------       ------        -------
Net asset value, beginning of period      $ 8.94        $13.12       $12.37       $ 9.87         $10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1)            --         (0.02)       (0.02)        0.01             --
   Net realized and unrealized gain (loss) (2.13)        (3.51)        1.08         2.57          (0.09)
                                          ------        ------       ------       ------        -------
   TOTAL FROM INVESTMENT OPERATIONS        (2.13)        (3.53)        1.06         2.58          (0.09)
                                          ------        ------       ------       ------        -------
LESS DISTRIBUTIONS
   Dividends from net investment income       --            --           --           --          (0.04)
   Dividends from net realized gains       (0.02)        (0.65)       (0.31)       (0.08)            --
                                          ------        ------       ------       ------        -------
   TOTAL DISTRIBUTIONS                     (0.02)        (0.65)       (0.31)       (0.08)         (0.04)
                                          ------        ------       ------       ------        -------
Change in net asset value                  (2.15)        (4.18)        0.75         2.50          (0.13)
                                          ------        ------       ------       ------        -------
NET ASSET VALUE, END OF PERIOD            $ 6.79        $ 8.94       $13.12       $12.37         $ 9.87
                                          ======        ======       ======       ======         ======
Total return(2)                           (23.90)%      (27.70)%       8.70%       26.12%         (0.93)%(4)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)    $11,337       $15,025      $27,840      $41,272        $22,683
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(3)                    1.25%         1.25%        1.25%        1.25%          1.25%(5)
   Net investment income (loss)            (0.06)%       (0.16)%      (0.19)%       0.06%          0.02%(5)
Portfolio turnover                           112%          108%          81%          82%            83%(4)
--------------------------
(1) Computed using average shares outstanding.
(2) Maximum sales charges are not reflected in the total return calculation.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.30%, 1.91%,
1.64%, 1.43% and 2.95% for the periods ended August 31, 2002, 2001, 2000, 1999 and 1998, respectively.

(4) Not annualized.
(5) Annualized.


24 Phoenix Equity Series Fund

--------------------------------------------------------------------------------

PHOENIX-DUFF & PHELPS CORE EQUITY FUND

                                                                     CLASS B
                                        ------------------------------------------------------------------
                                                                                                FROM
                                                                                              INCEPTION
                                                      YEARS ENDED AUGUST 31,                  9/25/97 to
                                           2002          2001         2000         1999        8/31/98
                                          ------        ------       ------       ------        -------
Net asset value, beginning of period       $8.68        $12.85       $12.20       $ 9.81         $10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1)         (0.06)        (0.10)       (0.12)       (0.08)         (0.08)
   Net realized and unrealized gain (loss) (2.06)        (3.42)        1.08         2.55          (0.08)
                                          ------        ------       ------       ------        -------
   TOTAL FROM INVESTMENT OPERATIONS        (2.12)        (3.52)        0.96         2.47          (0.16)
                                          ------        ------       ------       ------        -------
LESS DISTRIBUTIONS
   Dividends from net investment income       --            --           --           --          (0.03)
   Dividends from net realized gains       (0.02)        (0.65)       (0.31)       (0.08)            --
                                          ------        ------       ------       ------        -------
   TOTAL DISTRIBUTIONS                     (0.02)        (0.65)       (0.31)       (0.08)         (0.03)
                                          ------        ------       ------       ------        -------
Change in net asset value                  (2.14)        (4.17)        0.65         2.39          (0.19)
                                          ------        ------       ------       ------        -------
NET ASSET VALUE, END OF PERIOD            $ 6.54        $ 8.68       $12.85       $12.20         $ 9.81
                                          ======        ======       ======       ======         ======
Total return(2)                           (24.50)%      (28.23)%       7.99%       25.16%         (1.61)%(4)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)     $2,474        $3,947       $6,113       $9,333         $6,801
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(3)                    2.00%         2.00%        2.00%        2.00%          2.00%(5)
   Net investment income (loss)            (0.81)%       (0.92)%      (0.93)%      (0.69)%        (0.73)%(5)
Portfolio turnover                           112%          108%          81%          82%            83%(4)


                                                                     CLASS C
                                        ------------------------------------------------------------------
                                                                                                 FROM
                                                                                               INCEPTION
                                                        YEARS ENDED AUGUST 31,                9/25/97 to
                                           2002          2001         2000         1999         8/31/98
                                          ------        ------       ------       ------        -------
Net asset value, beginning of period       $8.68        $12.85       $12.21       $ 9.82         $10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1)         (0.06)        (0.10)       (0.12)       (0.08)         (0.08)
   Net realized and unrealized gain (loss) (2.06)        (3.42)        1.07         2.55          (0.07)
                                          ------        ------       ------       ------        -------
   TOTAL FROM INVESTMENT OPERATIONS        (2.12)        (3.52)        0.95         2.47          (0.15)
                                          ------        ------       ------       ------        -------
LESS DISTRIBUTIONS
   Dividends from net investment income       --            --           --           --          (0.03)
   Dividends from net realized gains       (0.02)        (0.65)       (0.31)       (0.08)            --
                                          ------        ------       ------       ------        -------
   TOTAL DISTRIBUTIONS                     (0.02)        (0.65)       (0.31)       (0.08)         (0.03)
                                          ------        ------       ------       ------        -------
Change in net asset value                  (2.14)        (4.17)        0.64         2.39          (0.18)
                                          ------        ------       ------       ------        -------
NET ASSET VALUE, END OF PERIOD            $ 6.54        $ 8.68       $12.85       $12.21         $ 9.82
                                          ======        ======       ======       ======         ======
Total return(2)                           (24.50)%      (28.23)%       7.90%       25.13%         (1.52)%(4)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)       $506        $1,017       $1,595       $2,491         $2,514
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(3)                    2.00%         2.00%        2.00%        2.00%          2.00%(5)
   Net investment income (loss)            (0.81)%       (0.92)%      (0.93)%      (0.70)%        (0.73)%(5)
Portfolio turnover                           112%          108%          81%          82%            83%(4)
--------------------------
(1) Computed using average shares outstanding.
(2) Maximum sales charges are not reflected in the total return calculation.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 3.04%, 2.67%,
2.39%, 2.18% and 3.70% for the periods ended August 31, 2002, 2001, 2000, 1999 and 1998, respectively.

(4) Not annualized.
(5) Annualized.

                                                   Phoenix Equity Series Fund 25

--------------------------------------------------------------------------------

PHOENIX-OAKHURST GROWTH & INCOME FUND

                                                                     CLASS A
                                        -------------------------------------------------------------------
                                                                                                  FROM
                                                                                               INCEPTION
                                                        YEARS ENDED AUGUST 31,                 9/25/97 to
                                           2002          2001         2000         1999          8/31/98
                                          ------        ------       ------       ------         -------
Net asset value, beginning of period      $13.30        $16.85       $14.61       $10.47         $10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1)          0.04          0.02         0.02         0.06           0.06
   Net realized and unrealized gain (loss) (2.48)        (3.57)        2.42         4.19           0.48
                                          ------        ------       ------       ------        -------
   TOTAL FROM INVESTMENT OPERATIONS        (2.44)        (3.55)        2.44         4.25           0.54
                                          ------        ------       ------       ------        -------
LESS DISTRIBUTIONS
   Dividends from net investment income       --            --        (0.02)       (0.02)         (0.04)
   Dividends from net realized gains          --            --        (0.18)       (0.09)         (0.03)
                                          ------        ------       ------       ------        -------
   TOTAL DISTRIBUTIONS                        --            --        (0.20)       (0.11)         (0.07)
                                          ------        ------       ------       ------        -------
Change in net asset value                  (2.44)        (3.55)        2.24         4.14           0.47
                                          ------        ------       ------       ------        -------
NET ASSET VALUE, END OF PERIOD            $10.86        $13.30       $16.85       $14.61         $10.47
                                          ======        ======       ======       ======         ======
Total return(2)                           (18.35)%      (21.07)%      16.83%       40.72%          5.39%(4)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)   $166,772      $245,471     $294,416     $209,210        $76,399
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(3)                    1.25%(6)      1.25%        1.25%        1.22%(6)       1.25%(5)
   Net investment income                    0.33%         0.16%        0.13%        0.43%          0.57%(5)
Portfolio turnover                            40%           34%          55%          71%           106%(4)
---------------------------
(1) Computed using average shares outstanding.
(2) Maximum sales charges are not reflected in the total return calculation.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.35%, 1.32%,
1.30%, 1.33% and 1.88% for the periods ended August 31, 2002, 2001, 2000, 1999 and 1998, respectively.

(4) Not annualized.
(5) Annualized.

(6) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.


26 Phoenix Equity Series Fund

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

PHOENIX-OAKHURST GROWTH & INCOME FUND

                                                                     CLASS B
                                        -------------------------------------------------------------------
                                                                                                 FROM
                                                                                               INCEPTION
                                                        YEARS ENDED AUGUST 31,                 9/25/97 to
                                           2002          2001         2000         1999         8/31/98
                                          ------        ------       ------       ------         -------
Net asset value, beginning of period      $12.95        $16.54       $14.43       $10.40         $10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1)         (0.05)        (0.09)       (0.10)       (0.04)         (0.02)
   Net realized and unrealized gain (loss) (2.40)        (3.50)        2.39         4.16           0.48
                                          ------        ------       ------       ------         -------
   TOTAL FROM INVESTMENT OPERATIONS        (2.45)        (3.59)        2.29         4.12           0.46
                                          ------        ------       ------       ------         -------
LESS DISTRIBUTIONS
   Dividends from net investment income       --            --           --           --          (0.03)
   Dividends from net realized gains          --            --        (0.18)       (0.09)         (0.03)
                                          ------        ------       ------       ------         -------
   TOTAL DISTRIBUTIONS                        --            --        (0.18)       (0.09)         (0.06)
                                          ------        ------       ------       ------         -------
Change in net asset value                  (2.45)        (3.59)        2.11         4.03           0.40
                                          ------        ------       ------       ------         -------
NET ASSET VALUE, END OF PERIOD            $10.50        $12.95       $16.54       $14.43         $10.40
                                          ======        ======       ======       ======         ======
Total return(2)                           (18.92)%      (21.70)%      15.99%       39.72%          4.59%(4)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)    $81,000      $116,539     $147,846     $109,461        $31,902
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(3)                    2.00%(6)      2.00%        2.00%        1.96%(6)       2.00%(5)
   Net investment income (loss)            (0.42)%       (0.60)%      (0.62)%      (0.32)%        (0.19)%(5)
Portfolio turnover                            40%           34%          55%          71%           106%(4)
--------------------------

                                                                     CLASS C
                                        -------------------------------------------------------------------
                                                                                                  FROM
                                                                                                INCEPTION
                                                        YEARS ENDED AUGUST 31,                 9/25/97 to
                                           2002          2001         2000         1999         8/31/98
                                          ------        ------       ------       ------         -------
Net asset value, beginning of period      $12.96        $16.55       $14.43       $10.41         $10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1)         (0.05)        (0.09)       (0.10)       (0.04)         (0.02)
   Net realized and unrealized gain (loss) (2.41)        (3.50)        2.40         4.15           0.49
                                          ------        ------       ------       ------         -------
   TOTAL FROM INVESTMENT OPERATIONS        (2.46)        (3.59)        2.30         4.11           0.47
                                          ------        ------       ------       ------         -------
LESS DISTRIBUTIONS
   Dividends from net investment income       --            --           --           --          (0.03)
   Dividends from net realized gains          --            --        (0.18)       (0.09)         (0.03)
                                          ------        ------       ------       ------         -------
   TOTAL DISTRIBUTIONS                        --            --        (0.18)       (0.09)         (0.06)
                                          ------        ------       ------       ------         -------
Change in net asset value                  (2.46)        (3.59)        2.12         4.02           0.41
                                          ------        ------       ------       ------         -------
NET ASSET VALUE, END OF PERIOD            $10.50        $12.96       $16.55       $14.43         $10.41
                                          ======        ======       ======       ======         ======
Total return(2)                           (18.98)%      (21.69)%      16.06%       39.58%          4.67%(4)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)    $61,193       $86,080     $106,272      $59,224        $11,108
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(3)                    2.00%         2.00%        2.00%        1.96%(6)       2.00%(5)
   Net investment income (loss)            (0.42)%       (0.60)%      (0.62)%      (0.33)%        (0.18)%(5)
Portfolio turnover                            40%           34%          55%          71%           106%(4)
--------------------------
(1) Computed using average shares outstanding.
(2) Maximum sales charges are not reflected in the total return calculation.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.10%, 2.06%,
2.05%, 2.08% and 2.63% for the periods ended August 31, 2002, 2001, 2000, 1999 and 1998, respectively.

(4) Not annualized.
(5) Annualized.

(6) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.


                                                   Phoenix Equity Series Fund 27

PHOENIX EQUITY PLANNING CORPORATION
P.O. Box 150480
Hartford, CT 06115-0480

[Logo] PHOENIX INVESTMENT PARTNERS

       Committed to Investor Success(SM)

For more information about Phoenix mutual funds, please call your financial representative or contact us at 1-800-243-4361 or PHOENIXINVESTMENTS.COM.

ADDITIONAL INFORMATION
You can find more information about the funds in the following documents:

ANNUAL AND SEMIANNUAL REPORTS
Annual and semiannual reports contain more information about the funds' investments. The annual report discusses the market conditions and investment strategies that significantly affected the funds' performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the funds. It is incorporated by reference and is legally part of the prospectus.

You may obtain a free copy of these documents by writing to Phoenix Equity           E-DELIVERY
Planning Corporation, 56 Prospect Street, P.O. Box 150480, Hartford, CT              OF YOUR FUND
06115-0480, by calling 1-800-243-4361, or by visiting PhoenixInvestments.com to      COMMUNICATIONS
send an email request.                                                               NOW AVAILABLE!
                                                                                     To sign up, go to
Information about the funds (including the SAI) can be reviewed and copied at        the Individual
the Securities and Exchange Commission's (SEC) Public Reference Room in              Investors area at
Washington, DC. For information about the operation of the Public Reference          PhoenixInvestments.com
Room, call 1-202-942-8090. This information is also available on the SEC's           and log in. Select an
Internet site at http://www.sec.gov. You may also obtain copies upon payment of      account, then click the
a duplicating fee by writing the Public Reference Section of the SEC,Washington,     "E-Delivery" button.
DC 20549-6009 or by electronic request at publicinfo@sec.gov.





Mutual Fund Services: 1-800-243-1574        Telephone Orders: 1-800-367-5877
Advisor Consulting Group: 1-800-243-4361    Text Telephone: 1-800-243-1926





Investment Company Act File No. 811-8245
PXP 2089 (12/02)

                     PHOENIX-DUFF & PHELPS CORE EQUITY FUND

                      PHOENIX-OAKHURST GROWTH & INCOME FUND


                                101 Munson Street
                              Greenfield, MA 01301



                       STATEMENT OF ADDITIONAL INFORMATION

                                December 31, 2002

     The Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the current Prospectus of Phoenix Equity Series Fund, dated December 31, 2002, and should be read in conjunction with it. The Statement of Additional Information incorporates by reference certain information that appears in the funds' annual and semiannual reports, which are delivered to all investors. You may obtain a free copy of the funds' Prospectus, annual or semiannual reports by calling Phoenix Equity Planning Corporation ("Equity Planning") at (800) 243-4361 or by writing to Equity Planning at 56 Prospect Street, P.O. Box 150480, Hartford, CT 06115-0480.




                                TABLE OF CONTENTS
                                                                         PAGE

The Trust...............................................................    1
Investment Restrictions.................................................    1
Investment Techniques and Risks.........................................    2
Performance Information.................................................    9
Portfolio Transactions and Brokerage....................................   11
Services of the Advisers................................................   12
Net Asset Value.........................................................   14
How to Buy Shares.......................................................   14
Alternative Purchase Arrangements.......................................   15
Investor Account Services...............................................   17
How to Redeem Shares....................................................   19
Tax Sheltered Retirement Plans..........................................   20
Dividends, Distributions and Taxes......................................   20
The Distributor.........................................................   22
Distribution Plans......................................................   23
Management of the Trust.................................................   24
Other Information.......................................................   30
Appendix................................................................   31



                      Mutual Fund Services: (800) 243-1574
                    Adviser Consulting Group: (800) 243-4361
                        Telephone Orders: (800) 367-5877
                         Text Telephone: (800) 243-1926







PXP 2005B (12/02)

                                    THE TRUST
   Phoenix Equity Series Fund (the "Trust") is a diversified open-end management investment company which was organized under Massachusetts law in 1997 as a business trust and reorganized in December 2000 as a Delaware business trust. The Trust presently comprises two series: the Phoenix-Duff & Phelps Core Equity Fund ("Core Equity Fund") and Phoenix-Oakhurst Growth & Income Fund ("Growth & Income Fund"), each a "Fund" and collectively the "Funds."

   The Trust's prospectus describes the investment objectives of each of the Funds and the strategies that each of the Funds will employ in seeking to achieve its investment objective. Each Fund's investment objective is a fundamental policy of that Fund and may not be changed without the vote of a majority of the outstanding voting securities of that Fund. The following discussion describes the Funds' investment policies and techniques and supplements the disclosure in the Prospectus.

                             INVESTMENT RESTRICTIONS
FUNDAMENTAL POLICIES
   The following investment restrictions have been adopted by the Trust with respect to the each of the Funds. Except as otherwise stated, these investment restrictions are "fundamental" policies. A "fundamental" policy is defined in the 1940 Act to mean that the restriction cannot be changed without the vote of a "majority of the outstanding voting securities" of the Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

   The Fund may not:

    (1) With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

    (2) Purchase securities if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government, its agencies or instrumentalities).

    (3) Borrow money, except (i) in amounts not to exceed one third of the value of the Fund's total assets (including the amount borrowed) from banks, and
(ii) up to an additional 5% of its total assets from banks or other lenders for temporary purposes. For purposes of this restriction, (a) investment techniques such as margin purchases, short sales, forward commitments, and roll transactions, (b) investments in instruments such as futures contracts, swaps, and options and (c) short-term credits extended in connection with trade clearance and settlement, shall not constitute borrowing.

    (4) Issue "senior securities" in contravention of the 1940 Act. Activities permitted by SEC exemptive orders or staff interpretations shall not be deemed to be prohibited by this restriction.

    (5) Underwrite the securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under applicable law.

    (6) Purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate interests therein, (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

    (7) Purchase or sell commodities or commodity contracts, except the Fund may purchase and sell derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).

    (8)  Make loans, except that the Fund may (i) lend portfolio securities,
(ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) participate in an interfund lending program with other registered investment companies.

    If any percentage restriction described above for the Fund is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund's assets will not constitute a violation of the restriction.

                         INVESTMENT TECHNIQUES AND RISKS

   The Funds may utilize the following practices or techniques in pursuing their investment objectives.

CONVERTIBLE SECURITIES
   The Growth & Income Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have several unique investment characteristics such as
(1) higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) a lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics, and (3) the potential for capital appreciation if the market price of the underlying common stock increases. A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund may be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. The Fund will invest in convertible securities rated in the four highest categories which are commonly called "investment-grade" securities. The Fund may, but is not required to, dispose of convertible securities whose rating falls below investment-grade. A detailed listing of rating categories is in the Appendix to the Statement of Additional Information.

DERIVATIVE INVESTMENTS
   In order to hedge various portfolio positions, including to hedge against price movements in markets in which the Funds anticipate increasing their exposure, the Funds may invest in certain instruments which may be characterized as derivative investments. These investments include various types of interest rate transactions, options and futures. Such investments also may consist of indexed securities. Other of such investments have no express quantitative limitations, although they may be made solely for hedging purposes, not for speculation, and may in some cases be limited as to the type of counter-party permitted. Interest rate transactions involve the risk of an imperfect correlation between the index used in the hedging transactions and that pertaining to the securities which are the subject of such transactions. Similarly, utilization of options and futures transactions involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of the securities or interest rates which are the subject of the hedge. Investments in indexed securities, including inverse securities, subject the Funds to the risks associated with changes in the particular indices, which may include reduced or eliminated interest payments and losses of invested principal.

FINANCIAL FUTURES CONTRACTS AND RELATED OPTIONS
   Each Fund may enter into financial futures contracts and the Growth & Income Fund may also invest in related options. Financial futures and related options may be used to hedge against changes in the market value of a Fund's portfolio securities or securities which a Fund intends to purchase. Hedging is accomplished when an investor takes a position in the futures market opposite to his cash market position. There are two types of hedges--long (or buying) and short (or selling) hedges. Historically, prices in the futures market have tended to move in concert with cash market prices, and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market. Thus, a decline in the market value of securities in the Fund's portfolio may be protected against to a considerable extent by gains realized on futures contracts sales. Similarly, it is possible to protect against an increase in the market price of securities which the Fund may wish to purchase in the future by purchasing futures contracts.

   Each Fund may purchase or sell any financial futures contracts which are traded on a recognized exchange or board of trade. Financial futures contracts consist of interest rate futures contracts and securities index futures contracts. A public market presently exists in interest rate futures contracts covering long-term U.S. Treasury bonds, U.S. Treasury notes, three-month U.S. Treasury bills and GNMA certificates. Securities index futures contracts are currently traded with respect to the Standard & Poor's 500 Composite Stock Price Index and such other broad-based stock market indices as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Price Index. A clearing corporation associated with the exchange or board of trade on which a financial futures contract trades assumes responsibility for the completion of transactions and also guarantees that open futures contracts will be performed.

   In contrast to the situation when a Fund purchases or sells a security, no security is delivered or received by the Fund upon the purchase or sale of a financial futures contract. Initially, the Fund will be required to deposit in a pledged account with its custodian bank any asset, including equity securities and non-investment-grade debt so long as the asset is liquid, unencumbered and marked to market daily. This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial margin deposit required per contract is approximately 5% of the contract amount. Brokers may establish deposit requirements higher than this minimum. Subsequent payments, called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market.

   The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

   Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.

   Each Fund will pay commissions on financial futures contracts and related options transactions. These commissions may be higher than those which would apply to purchases and sales of securities directly.

   LIMITATIONS ON FUTURES CONTRACTS AND RELATED OPTIONS. Each Fund may enter into futures contracts and the Growth & Income Fund may also enter into options on futures contracts. Under the Commodity Exchange Act, a Fund may enter into futures and options transactions for hedging purposes without regard to the percentage of assets committed to initial margin and option premiums and for other than hedging purposes provided that assets committed to initial margin and option premiums do not exceed 5% of the Fund's net assets. To the extent required by law, each Fund will set aside cash and appropriate liquid assets in a pledged account to cover its obligations related to futures contracts and options.

   The extent to which the Funds may enter into financial futures contracts and related options also may be limited by the requirements of the Internal Revenue Code for qualifications as a regulated investment company.
See "Dividends, Distributions and Taxes."

   RISKS RELATING TO FUTURES CONTRACTS AND RELATED OPTIONS. Positions in futures contracts and related options may be closed out only on an exchange which provides a secondary market for such contracts or options. Each Fund will enter into an option or futures position only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close out a futures or related option position. In the case of a futures position, in the event of adverse price movements, each Fund would continue to be required to make daily margin payments. In this situation, if each Fund has insufficient cash to meet daily margin requirements, it may have to sell portfolio securities at a time when it may be disadvantageous to do so. In addition, each Fund may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Fund's ability to hedge its portfolio effectively.

   There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also preclude a hedger's opportunity to benefit from a favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause the Fund to incur additional brokerage commissions and may cause an increase in the Fund's portfolio turnover rate.

   The successful use of futures contracts and related options also depends on the ability of the Adviser to forecast correctly the direction and extent of market movements within a given time frame. To the extent market prices remain stable during the period a futures contract or option is held by a Fund or such prices move in a direction opposite to that anticipated, the Fund may realize a potential unlimited loss on the hedging transaction which is not offset by an increase in the value of its portfolio securities. As a result, a Fund's return for the period may be less than if it had not engaged in the hedging transaction.

   Utilization of futures contracts by a Fund involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities which are being hedged. If the price of the futures contract moves more or less than the price of the securities being hedged, the Fund will experience a gain or loss which will not be completely offset by movements in the price of the securities. It is possible that, where the Fund has sold futures contracts to hedge its portfolio against decline in the market, the market may advance and the value of securities held in the Fund's portfolio may decline. If this occurred, the Fund would lose money on the futures contract and would also experience a decline in value in its portfolio securities. Where futures are purchased to hedge against a possible increase in the prices of securities before the Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline; if the Fund then determines not to invest in securities (or options) at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures that would not be offset by a reduction in the price of the securities purchased.

   The market prices of futures contracts may be affected if participants in the futures market also elect to close out their contracts through off-setting transactions rather than to meet margin deposit requirements. In such cases, distortions in the normal relationship between the cash and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities rather than to engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends may still not result in a successful hedging transaction.

   Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk for the Fund because the maximum amount at risk is the premium paid for the options plus transaction costs. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Fund while the purchase or sale of the futures contract would not have resulted in a loss, such as when there is no movement in the price of the underlying securities.

FOREIGN CURRENCY FUTURES TRANSACTIONS
   Each Fund may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, a Fund may be able to achieve many of the same objectives attainable through the use of foreign currency forward contracts, but more effectively and possibly at a lower cost.

   Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchanges. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts.

FOREIGN CURRENCY OPTIONS
   A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period for such options any time prior to expiration.

   A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. While purchasing a foreign currency option can protect the Fund against an adverse movement in the value of a foreign currency, it does not limit the gain which might result from a favorable movement in the value of such currency. For example, if a Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. Similarly, if the Fund had entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in the value of the currency but instead the currency had depreciated in value between the date of purchase and the settlement date, the Fund would not have to exercise its call but could acquire in the spot market the amount of foreign currency needed for settlement.

FOREIGN SECURITIES
   Each Fund may purchase foreign securities, including those issued by foreign branches of U.S. banks. Investments in foreign securities, particularly those of non-governmental issuers, involve considerations which are not ordinarily associated with investing in domestic issues. These considerations include changes in currency rates, currency exchange control regulations, the possibility of expropriation, the unavailability of financial information, the difficulty of interpreting financial information prepared under foreign securities markets, the impact of political, social or diplomatic developments, difficulties in invoking legal process abroad and the difficulty of assessing economic trends in foreign countries.

   Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, differences and inefficiencies in transaction settlement systems, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions on the flow of international capital. Additionally, dividends payable on foreign securities may be subject to foreign taxes withheld prior to distribution. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility, and changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. Exchange rates are determined by forces of supply and demand in the foreign exchange markets, and these forces are in turn affected by a range of economic, political, financial, governmental and other factors. Exchange rate fluctuations can affect the Fund's net asset value and dividends either positively or negatively depending upon whether foreign currencies are appreciating or depreciating in value relative to the U.S. dollar. Exchange rates fluctuate over both the short and long term.

   Foreign securities held by the Fund may not be registered with the Securities and Exchange Commission ("SEC") and the issuers thereof will not be subject to the SEC's reporting requirements. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of Gross National Product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

   In investing in securities denominated in foreign currencies, the Fund will be subject to the additional risk of currency fluctuations. An adverse change in the value of a particular foreign currency as against the U.S. dollar, to the extent that such change is not offset by a gain in other foreign currencies, will result in a decrease in the Fund's assets. Any such change may also have the effect of decreasing or limiting the income available for distribution. Foreign currencies may be affected by revaluation, adverse political and economic developments, and governmental restrictions. Although the Fund will invest only in securities denominated in foreign currencies that are fully convertible into U.S. dollars without legal restriction at the time of investment, no assurance can be given that currency exchange controls will not be imposed on any particular currency at a later date.

   Securities of U.S. issuers denominated in foreign currencies may be less liquid and their prices more volatile than securities issued by domestic issuers and denominated in U.S. dollars. In addition, investing in securities denominated in foreign currencies often entails costs not associated with investment in U.S. dollar-denominated securities of U.S. issuers, such as the cost of converting foreign currency to U.S. dollars, higher brokerage commissions, custodial expenses and other fees. Non-U.S. dollar denominated securities may be subject to certain withholding and other taxes of the relevant jurisdiction, which may reduce the yield on the securities to the Fund and which may not be recoverable by the Fund or its investors.

   Each Fund will calculate its net asset value and complete orders to purchase, exchange or redeem shares only on a Monday-Friday basis (excluding holidays on which the New York Stock Exchange is closed). Foreign securities in which a Fund may invest may be primarily listed on foreign stock exchanges which may trade on other days (such as Saturdays). As a result, the net asset value of the Fund's portfolio may be affected by such trading on days when a shareholder has no access to the Fund.

   Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. If a Fund should have more than 50% of the value of its assets invested in securities of foreign corporations at the close of its taxable year, the Fund may elect to pass through to its shareholders their proportionate shares of foreign income taxes paid. Investors are urged to consult their tax attorney with respect to specific questions regarding foreign, federal, state or local taxes.

   The Funds may use a foreign custodian in connection with its purchases of foreign securities and may maintain cash and cash equivalents in the care of a foreign custodian. The amount of cash or cash equivalents maintained in the care of eligible foreign custodians will be limited to an amount reasonably necessary to effect the Fund's foreign securities transactions. The use of a foreign custodian invokes considerations which are not ordinarily associated with domestic custodians. These considerations include the possibility of expropriations, restricted access to books and records of the foreign custodian, inability to recover assets that are lost while under the control of the foreign custodian, and the impact of political, social or diplomatic developments.

   Although the Funds may buy securities of foreign issuers in foreign markets, most of their foreign securities investments are made by purchasing American Depositary Receipts (ADRs), "ordinary shares," or "New York Shares." The Funds may invest in foreign-currency-denominated securities that trade in foreign markets if the Adviser believes that such investments will be advantageous to the Funds.

   ADRs are dollar-denominated receipts representing interests in the securities of a foreign issuer. They are issued by U.S. banks and traded on exchanges or over the counter in the United States. Ordinary shares are shares of foreign issuers that are traded abroad and on a U.S. exchange. New York shares are shares that a foreign issuer has allocated for trading in the United States. ADRs, ordinary shares, and New York shares all may be purchased with and sold for U.S. dollars, which protects the Fund from the foreign settlement risks described below.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
   A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days ("Term") from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.

   A Fund will not enter into such forward contracts or maintain a net exposure in such contracts where it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities and other assets denominated in that currency. The Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that to do so is in the best interests of the Fund. The Fund's custodian bank will pledge any asset, including equity securities and non-investment-grade debt so long as the asset is liquid, unencumbered and marked to market daily, in an amount not less than the value of the Fund's total assets committed to forward foreign currency exchange contracts entered into for the purchase of a foreign currency. If the value of the securities pledged declines, additional cash or securities will be added so that the pledged amount is not less than the amount of the Fund's commitments with respect to such contracts. Generally, the Fund does not enter into forward contracts with a term longer than one year.

ILLIQUID SECURITIES
   Each Fund may invest in securities that are not liquid. The Funds consider investments that the adviser is not likely to be able to sell within seven days as not liquid. These securities can include repurchase agreements with maturities of more than seven days and private placements. Repurchase agreements are contracts under which the fund will buy securities and simultaneously agree to resell them at a later date for an agreed, higher price. Private placements are securities that are not sold to investors through a public offering but instead are sold in direct, private transactions. Illiquid securities may have a lower value than comparable securities that have active markets for resale, and they can lose their value more quickly under unfavorable conditions.

INVESTMENT COMPANIES

   The Funds may invest in money market mutual funds. The Fund may invest in money market mutual funds advised by the fund's adviser or other advisers controlled by the same persons who control the fund's adviser. Assets invested in other investment companies and mutual funds will incur fees similar to the investment management, custodial and other fees that these funds charge. You will in effect incur a second set of fees on these fund investments.


LENDING PORTFOLIO SECURITIES
   In order to increase its return on investments, each Fund may make loans of its portfolio securities. Loans of portfolio securities will always be fully collateralized by cash or securities issued or guaranteed by the U.S. Government and marked to market daily, at no less than 100% of the market value of the loaned securities (as marked to market daily) and made only to borrowers considered by the Adviser to be creditworthy. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities and possibly the loss of the collateral if the borrower fails financially.

LEVERAGE
   Each Fund may borrow money subject to its investment restriction for temporary, extraordinary or emergency purposes. Interest on money borrowed will be an expense of the Fund with respect to which the borrowing has been made. Because such expense would not otherwise be incurred, the net investment income of the Fund is not expected to be as high as it otherwise would be during periods when borrowings for investment purposes are substantial. Bank borrowings must be obtained on an unsecured basis. Any such borrowing must also be made subject to an agreement by the lender that any recourse is limited to the assets of the Fund with respect to which the borrowing has been made.

OPTIONS
   The Growth & Income Fund may write covered call options and purchase call and put options. Options and the related risks are summarized below.

   Call options written by the Growth & Income Fund normally will have expiration dates between three and nine months from the date written. During the option period the Fund may be assigned an exercise notice by the broker-dealer through which the call option was sold, requiring the Fund to deliver the underlying security (or cash in the case of securities index calls) against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time as the Fund effects a closing purchase transaction. A closing purchase transaction cannot be effected with respect to an option once the Fund has received an exercise notice.

   The exercise price of a call option written by the Fund may be below, equal to or above the current market value of the underlying security or securities index at the time the option is written.

   A multiplier for an index option performs a function similar to the unit of trading for an option on an individual security. It determines the total dollar value per contract of each point between the exercise price of the option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices may have different multipliers.

   Securities indices for which options are currently traded include the Standard & Poor's 100 and 500 Composite Stock Price Indices, Computer/Business Equipment Index, Major Market Index, Amex Market Value Index, Computer Technology Index, Oil and Gas Index, NYSE Options Index, Gaming/Hotel Index, Telephone Index, Transportation Index, Technology Index, and Gold/Silver Index. The Fund may write call options and purchase call and put options on any other indices traded on a recognized exchange.

   Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option written by the Fund to prevent an underlying security from being called, or to enable the Fund to write another call option with either a different exercise price or expiration date or both. The Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the amount of the premium received on the call option is more or less than the cost of effecting the closing purchase transaction. If a call option written by the Fund expires unexercised, the Fund will realize a gain in the amount of the premium on the option less the commission paid.

   The option activities of the Fund may increase its portfolio turnover rate and the amount of brokerage commissions paid. The Fund will pay a commission each time it purchases or sells a security in connection with the exercise of an option. These commissions may be higher than those which would apply to purchases and sales of securities directly.

   LIMITATIONS ON OPTIONS. The Growth & Income Fund may write call options only if they are covered and if they remain covered so long as the Fund is obligated as a writer. If the Fund writes a call option on an individual security, the Fund will own the underlying security at all times during the option period. The Fund will write call options on indices only to hedge in an economically appropriate way portfolio securities which are not otherwise hedged with options or financial futures contracts. Call options on securities indices written by the Fund will be "covered" by identifying the specific portfolio securities being hedged.

   To secure the obligation to deliver the underlying security, the writer of a covered call option on an individual security is required to deposit the underlying security or other assets in escrow with the broker in accordance with clearing corporation and exchange rules. In the case of an index call option written by the Fund, the Fund will be required to deposit qualified securities. A "qualified security" is a security against which the Fund has not written a call option and which has not been hedged by the Fund by the sale of a financial futures contract. If at the close of business on any day the market value of the qualified securities falls below 100% of the current index value times the multiplier, times the number of contracts, the Fund will deposit any asset, including equity securities and non-investment-grade debt so long as the asset is liquid, unencumbered and marked to market daily, equal in value to the difference. In addition, when the Fund writes a call on an index which is "in-the-money" at the time the call is written, the Fund will pledge with its custodian bank any asset, including equity securities and non-investment-grade debt so long as the asset is liquid, unencumbered and marked to market daily, equal in value to the amount by which the call is "in-the-money" times the multiplier, times the number of contracts. Any amount pledged may be applied to the Funds obligation to pledge additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier, times the number of contracts.

   The Fund may sell a call option or a put option which it has previously purchased prior to the purchase (in the case of a call) or the sale (in the case of a put) of the underlying security. Any such sale of a call option or a put option would result in a net gain or loss, depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid.

   Under the Commodity Exchange Act, a Fund may enter into futures and options transactions for hedging purposes without regard to the percentage of assets committed to initial margin and option premiums and for other than hedging purposes provided that assets committed to initial margin and option premiums do not exceed 5% of the Funds net assets. To the extent required by law, the Fund will set aside cash and appropriate liquid assets in a pledged account to cover its obligations related to futures contracts and options. In connection with the Fund qualifying as a regulated investment company under the Internal Revenue Code, other restrictions on the Fund's ability to enter into option transactions may apply from time to time. See "Dividends, Distributions and Taxes."

   RISKS RELATING TO OPTIONS. During the option period, the writer of a call option has, in return for the premium received on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The writer has no control over the time when it may be required to fulfill its obligation as a writer of the option.

   The risk of purchasing a call option or a put option is that the Fund may lose the premium it paid plus transaction costs. If the Fund does not exercise the option and is unable to close out the position prior to expiration of the option, it will lose its entire investment.

   An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will write and purchase options only when the Adviser believes that a liquid secondary market will exist for options of the same series, there can be no assurance that a liquid secondary market will exist for a particular option at a particular time and that the Fund, if it so desires, can close out its position by effecting a closing transaction. If the writer of a covered call option is unable to effect a closing purchase transaction, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call writer may not be able to sell the underlying security at a time when it might otherwise be advantageous to do so.

   Possible reasons for the absence of a liquid secondary market on an exchange include: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) inadequacy of the facilities of an exchange or the clearing corporation to handle trading volume; and (v) a decision by one or more exchanges to discontinue the trading of options or impose restrictions on orders.

   Each exchange has established limitations governing the maximum number of call options, whether or not covered, which may be written by a single investor acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions.

   RISKS OF OPTIONS ON INDICES. Because the value of an index option depends upon movements in the level of the index rather than movements in the price of a particular security, whether the Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment rather than upon movements in the price of an individual security. Accordingly, successful use by the Fund of options on indices will be subject to the Adviser's ability to predict correctly movements in the direction of the market generally or in the direction of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

   Index prices may be distorted if trading of certain securities included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities included in the index. If this occurred, the Fund would not be able to close out options which it had written or purchased and, if restrictions on exercise were imposed, might be unable to exercise an option it purchased, which would result in substantial losses to the Fund. However, it is the Trust's policy to write or purchase options only on indices which include a sufficient number of securities so that the likelihood of a trading halt in the index is minimized.

   Because the exercise of an index option is settled in cash, an index call writer cannot determine the amount of its settlement obligation in advance and, unlike call writing on portfolio securities, cannot provide in advance for its potential settlement obligation by holding the underlying securities. Consequently, the Fund will write call options on indices only subject to the limitations described above.

   Price movements in securities in the Fund's portfolio will not correlate perfectly with movements in the level of the index and, therefore, the Fund bears the risk that the price of the securities held by the Fund may not increase as much as the level of the index. In this event, the Fund would bear a loss on the call which would not be completely offset by movements in the prices of the Fund's portfolio securities. It is also possible that the index may rise when the value of the Fund's portfolio securities does not. If this occurred, the Fund would experience a loss on the call which would not be offset by an increase in the value of its portfolio and might also experience a loss in the market value of portfolio securities.

   Unless the Fund has other liquid assets which are sufficient to satisfy the exercise of a call on an index, the Fund will be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if the Fund fails to anticipate an exercise, to the extent permissible, it may have to borrow from a bank pending settlement of the sale of securities in its portfolio and pay interest on such borrowing.

   When the Fund has written a call on an index, there is also a risk that the market may decline between the time the Fund has the call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell securities in its portfolio. As with options on portfolio securities, the Fund will not learn that a call has been exercised until the day following the exercise date but, unlike a call on a portfolio security where the Fund would be able to deliver the underlying security in settlement, the Fund may have to sell part of its portfolio securities in order to make settlement in cash, and the price of such securities might decline before they could be sold.

   If the Fund exercises a put option on an index which it has purchased before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If this change causes the exercised option to fall "out-of-the-money" the Fund will be required to pay the difference between the closing index value and the exercise price of the option (multiplied by the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

REPURCHASE AGREEMENTS
   Repurchase Agreements are agreements by which a Fund purchases a security and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System or, to the extent permitted by the Investment Company Act of 1940, a recognized securities dealer) that the seller will repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security.

   A repurchase transaction is usually accomplished either by crediting the amount of securities purchased to the account of the custodian of the Fund maintained in a central depository of book-entry system or by physical delivery of the securities to the Funds custodian in return for delivery of the purchase price to the seller. Repurchase transactions are intended to be short-term transactions with the seller repurchasing the securities, usually within seven days.

   Even though repurchase transactions usually do not impose market risks on the purchasing Fund, if the seller of the repurchase agreement defaults and does not repurchase the underlying securities, the Fund might incur a loss if the value of the underlying securities declines, and disposition costs may be incurred in connection with liquidating the underlying securities. In addition, if bankruptcy proceedings are commenced regarding the seller, realization upon the underlying securities may be delayed or limited, and a loss may be incurred if the underlying securities decline in value.

SHORT-TERM INSTRUMENTS
   For liquidity purposes, each Fund may invest in high-quality money market instruments with remaining maturities of one year or less. Such instruments may include U.S. Government securities, Certificates of Deposit, Commercial Paper and Bankers Acceptances. Each Fund may also invest in repurchase agreements with maturities of seven days or less to generate income from its excess cash balances. Each Fund may invest in repurchase agreements having maturities of more than seven days. Securities acquired through repurchase agreements will be limited to U.S. Government securities and are subject to resale to the seller at an agreed upon price and date (normally the next business day). The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument. A repurchase agreement acquired by the Fund will always be fully collateralized by the underlying instrument, which will be marked to market every business day. The underlying instrument will be held for the Fund's account by the Fund's custodian bank until repurchased.

   The use of repurchase agreements involves certain risks such as default by or the insolvency of the other party to the repurchase agreement. Repurchase agreements will be entered into only with commercial banks, brokers and dealers considered by the Adviser to be creditworthy.

STANDARD & POOR'S DEPOSITARY RECEIPTS
   The Growth & Income Fund may invest in a special investment company issuing Standard & Poor's Depositary Receipts ("SPDRs). Each SPDR represents a proportionate interest, in substantially the same weighting, as the stocks that make up the Standard & Poor's 500 Index. The same types of events and circumstances affecting stocks generally can affect the value of SPDRs.

U.S. GOVERNMENT SECURITIES
   For liquidity purposes, each Fund may invest in U.S. government securities, including bills, notes and bonds issued by the U.S. Treasury and securities issued or guaranteed by agencies or instrumentalities of the U.S. government. Some U.S. government securities are supported by the direct full faith and credit pledge of the U.S. government; others are supported by the right of the issuer to borrow from the U.S. Treasury; others such as securities issued by the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agencies' obligations; and others are supported only by the credit of the issuing or guaranteeing instrumentality. There is no assurance that the U.S. government will provide financial support to an instrumentality it sponsors when it is not obligated by law to do so.


                             PERFORMANCE INFORMATION

   The Funds may, from time to time, include total return in advertisements, sales literature or reports to shareholders or prospective investors. Performance information in advertisements and sales literature may be expressed as yield of a class or Fund and as total return of any Class or Fund.

   Standardized quotations of average annual total return for each Class of Shares of a Fund will be expressed in terms of the average annual compounded rate of return for a hypothetical investment in either Class A Shares, Class B Shares or Class C

Shares of a Fund over periods of 1, 5 and 10 years or up to the life of the Class of Shares of a Fund, calculated for each class separately pursuant to the following formula: P(1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of each class's expenses (on an annual basis), deduction of the maximum initial sales load in the case of Class A Shares and the maximum contingent deferred sales charge applicable to a complete redemption of the investment in the case of Class B Shares and Class C Shares, and assume that all dividends and distributions are reinvested when paid.


   The Funds may from time to time include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc. and Morningstar, Inc. Additionally, the Funds may compare performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week, Investor's Daily, Stanger's Mutual Fund Monitor, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard & Poor's The Outlook, and Personal Investor. The Funds may from time to time illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return may also be used to compare the performance of the Funds against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"), Russell 1000 Value Index, Russell 2000 Value Index, Dow Jones Industrial Average, Europe Australia Far East Index (EAFE), Consumer's Price Index, Lehman Brothers Corporate Index and Lehman Brothers T-Bond Index.


   Advertisements, sales literature and other communications may contain information about the Funds and Adviser's current investment strategies and management style. Current strategies and style may change to allow the Funds to respond quickly to changing market and economic conditions. From time to time the Funds may include specific portfolio holdings or industries in such communications. To illustrate components of overall performance, each Fund may separate its cumulative and average annual returns into income and capital gain components.


   For average "after-tax" total return, the SEC rules mandate several assumptions, including that the calculations use the historical highest individual federal marginal income tax rates at the time of reinvestment, and that the calculations do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. These returns, for instance, assume that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption. As a result, returns after taxes on distributions and sale of fund shares may exceed returns after taxes on distributions (but before sale of fund shares). These returns are not relevant to investors who hold their fund shares through tax-deferred arrangements.

   Performance information reflects only the performance of a hypothetical investment in each class during the particular time period on which the calculations are based. Performance information should be considered in light of each Fund's investment objectives and policies, characteristics and quality of the portfolio, and the market condition during the given time period, and should not be considered as a representation of what may be achieved in the future.

   The average annual total return for the Class A Shares, Class B Shares and Class C Shares of the Fund for the indicated period ended August 31, 2002 were as follows:

                                                                                                     COMMENCEMENT
                                                                        YEAR ENDED                OF OPERATIONS TO
                                                                         08/31/02                    08/31/02(1)
                                                                         --------                    --------

   CORE EQUITY FUND
   Class A
     Return Before Taxes                                                  -28.28%                       -6.86%
     Return After Taxes on Distribution                                   -28.30%                       -7.30%
     Return After Taxes on Distributions and                              -17.33%                       -5.26%
        Sale of Fund Shares
   Class B Return Before Taxes                                            -27.52%                       -6.77%
   Class C Return Before Taxes                                            -24.50%                       -6.42%

   GROWTH & INCOME FUND
   Class A
     Return Before Taxes                                                  -23.04%                       1.04%
     Return After Taxes on Distribution                                   -23.04%                       0.82%
     Return After Taxes on Distributions and                              -14.15%                       0.74%
        Sale of Fund Shares
   Class B Return Before Taxes                                            -22.16%                       1.11%
   Class C Return Before Taxes                                            -18.98%                       1.49%

   (1) For the Core Equity Fund and the Growth & Income Fund, Class A Shares, Class B Shares and Class C Shares since September 25, 1997.

   The Funds may also compute aggregate cumulative total return for specified periods based on a hypothetical Class A, Class B or Class C account with an assumed initial investment of $10,000. The aggregate total return is determined by dividing the net asset value of this account at the end of the specified period by the value of the initial investment and is expressed as a percentage. Calculation of aggregate total return reflects payment of the Class A Share's maximum sales charge of 5.75% and assumes reinvestment of all income dividends and capital gain distributions during the period.


   The Funds also may quote annual, average annual and annualized total return and aggregate total return performance data, for each class of shares of the Funds, both as a percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods other than those noted below. Such data will be computed as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return and (2) the maximum applicable sales charge will not be included with respect to annual, annualized or aggregate rate of return calculations.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Adviser places orders for the purchase and sale of securities, supervises their execution and negotiates brokerage commissions on behalf of the Funds. It is the practice of the Adviser to seek the best prices and execution of orders and to negotiate brokerage commissions which in the Adviser's opinion are reasonable in relation to the value of the brokerage services provided by the executing broker. Brokers who have executed orders for the Funds are asked to quote a fair commission for their services. If the execution is satisfactory and if the requested rate approximates rates currently being quoted by the other brokers selected by the Adviser, the rate is deemed by the Adviser to be reasonable. Brokers may ask for higher rates of commission if all or a portion of the securities involved in the transaction are positioned by the broker, if the broker believes it has brought the Funds an unusually favorable trading opportunity, or if the broker regards its research services as being of exceptional value, and payment of such commissions is authorized by the Adviser after the transaction has been consummated. If the Adviser more than occasionally differs with the broker's appraisal of opportunity or value, the broker would not be selected to execute trades in the future. The Adviser believes that the Funds benefit with a securities industry comprised of many and diverse firms and that the long-term interest of shareholders of the Funds is best served by brokerage policies which include paying a fair commission rather than seeking to exploit its leverage to force the lowest possible commission rate. The primary factors considered in determining the firms to which brokerage orders are given are the Adviser's appraisal of: the firm's ability to execute the order in the desired manner; the value of research services provided by the firm; and the firm's attitude toward and interest in mutual funds in general including the sale of mutual funds managed and sponsored by the Adviser. The Adviser does not offer or promise to any broker an amount or percentage of brokerage commissions as an inducement or reward for the sale of shares of the Funds. Over-the-counter purchases and sales are transacted directly with principal market-makers except in those circumstances where in the opinion of the Adviser better prices and execution are available elsewhere.

   In general terms, the nature of research services provided by brokers encompasses statistical and background information, and forecasts and interpretations with respect to U.S. and foreign economies, U.S. and foreign money markets, fixed income markets and equity markets, specific industry groups, and individual issues. Research services will vary from firm to firm, with broadest coverage generally from the large full-line firms. Smaller firms in general tend to provide information and interpretations on a smaller scale, frequently with a regional emphasis. In addition, several firms monitor federal, state, local and foreign political developments; many of the brokers also provide access to outside consultants. The outside research assistance is particularly useful to the Adviser's staff since the brokers as a group tend to monitor a broader universe of securities and other matters than the Adviser's staff can follow. In addition, it provides the Adviser with a diverse perspective on financial markets. Research and investment information is provided by these and other brokers at no cost to the Adviser and is available for the benefit of other accounts advised by the Adviser and its affiliates and not all of this information will be used in connection with the Funds. While this information may be useful in varying degrees and may tend to reduce the Adviser's expenses, it is not possible to estimate its value and in the opinion of the Adviser it does not reduce the Adviser's expenses in a determinable amount. The extent to which the Adviser makes use of statistical, research and other services furnished by brokers is considered by the Adviser in the allocation of brokerage business but there is no formula by which such business is allocated. The Adviser does so in accordance with its judgment of the best interest of the Funds and shareholders.

   A high rate of portfolio turnover involves a correspondingly higher amount of brokerage commissions and other costs which must be borne directly by the Funds and indirectly by shareholders.

   The Funds have adopted a policy and procedures governing the execution of aggregated advisory client orders ("bunching procedures") in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, the Adviser shall aggregate transactions unless it believes in its sole discretion that such aggregation is inconsistent with its duty to seek best execution (which shall include the duty to seek best price) for the Funds. No advisory account of the Adviser is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the Adviser in that security on a given business day, with all transaction costs shared pro rata based on the Fund's participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the Adviser's accounts in accordance with the allocation order, and if the order is partially filled, it shall be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the allocation order if all accounts of the Adviser whose orders are allocated receive fair and equitable treatment and the reason for such different allocation is explained in writing and is approved in writing by the Adviser's compliance officer as soon as practicable after the opening of the markets on the trading day following the day on which the order is executed. If an aggregated order is partially filled and allocated on a basis different from that specified in the allocation order, no account that is benefited by such different allocation may intentionally and knowingly effect any purchase or sale for a reasonable period following the execution of the aggregated order that would result in it receiving or selling more shares than the amount of shares it would have received or sold had the aggregated order been completely filled. The Trustees will annually review these procedures or as frequently as shall appear appropriate.

   The Adviser may use its broker/dealer affiliates, or other firms that sell shares of the Funds, to buy and sell securities for the Funds, provided they have the execution capability and that their commission rates are comparable to those of other unaffiliated broker/dealers. Directors of PXP Securities Corp. or its affiliates receive indirect benefits from the Funds as a result of its usual and customary brokerage commissions that PXP Securities Corp. may receive for acting as broker to the Funds in the purchase and sale of portfolio securities. The investment advisory agreement does not provide for a reduction of the advisory fee by any portion of the brokerage fees generated by portfolio transactions of the Funds that PXP Securities Corp. may receive.


   For the fiscal years ended August 31, 2000, 2001 and 2002, brokerage commission paid by the Trust on portfolio transactions totaled $682,769, $447,408 and $611,644, respectively. In the fiscal years ended August 31, 2000, 2001 and 2002, the Trust paid brokerage commissions of $48,210, $19,985 and $20,892, respectively, to PXP Securities Corp., an affiliate of its Distributor. For the fiscal year ended August 31, 2002, the amount paid to PXP Securities Corp. was 3.42% of the total brokerage commission paid by the Trust and was paid on transactions amounting to 3.03% of the aggregate dollar amount of transactions involving the payment of commissions. Brokerage commissions of $362,624 paid during the fiscal year ended August 31, 2002, were paid on portfolio transactions aggregating $202,082,066 executed by brokers who provided research and other statistical information.


                            SERVICES OF THE ADVISERS

   The offices of Phoenix Investment Counsel, Inc., ("PIC") are located at 56 Prospect Street, Hartford, Connecticut 06115-0480. PIC was organized in 1932 as John P. Chase, Inc. The offices of Duff & Phelps Investment Management Co., Inc. ("DPIM") are located at 55 East Monroe Street, Suite 3600, Chicago, Illinois 60603. All of the outstanding stock of PIC is owned by Phoenix Equity Planning Corporation ("Equity Planning" or the "Distributor"), which is a subsidiary of Phoenix Investment Partners, Ltd. DPIM is also a subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). PXP is an indirect wholly-owned subsidiary of The Phoenix Companies Inc. ("PNX"). PNX is a leading provider of wealth management products and services to individuals and businesses. Equity Planning, a mutual fund distributor, acts as the national distributor of the Trust's shares and as Financial Agent of the Trust. The principal office of PNX is located at One American Row, Hartford, Connecticut, 06115. The principal office of Equity Planning is located at 56 Prospect Street, Hartford, Connecticut, 06115.


   PXP is the investment management subsidiary of PNX and has served investors for over 70 years. As of September 30, 2002, PXP had assets under management of approximately $53.2 billion through its investment partners: Aberdeen Fund Managers, Inc. (Aberdeen) in Aberdeen, London, Singapore and Fort Lauderdale; Capital West Asset Management, LLC (Capital West) in Greenwood Village, CO; Duff & Phelps Investment Management Co. (Duff & Phelps) in Chicago; Kayne Anderson Rudnick Investment Management, LLC (Kayne) in Los Angeles; Roger Engemann & Associates, Inc. (Engemann) in Pasadena; Seneca Capital Management LLC (Seneca) in San Francisco, Walnut Asset Management LLC (Walnut) in Philadelphia; Phoenix/Zweig Advisers LLC (Zweig) in New York; and Phoenix Investment Counsel, Inc. (Goodwin, Hollister and Oakhurst divisions) in Hartford, CT, Sarasota, FL, and Scotts Valley, CA, respectively.

   Robert S. Driessen and William R. Moyer, officers of the Trust, are officers of PIC.


   The Advisers provide certain services and facilities required to carry on the day-to-day operations of the Funds (for which each receives management fees) other than the costs of printing and mailing proxy materials, reports and notices to shareholders; legal, auditing and accounting services; regulatory filing fees and expenses of printing the Fund's registration statement (but the Distributor purchases such copies of the Fund's prospectuses and reports and communications to shareholders as it may require for sales purposes); insurance expense; association membership dues; brokerage fees; and taxes.

   All costs and expenses (other than those specifically referred to as being borne by the Advisers) incurred in the operation of the Funds are borne by the Funds. Each Fund pays expenses incurred in its own operation and also pays a portion of the Trust's general administration expenses allocated on the basis of the asset size of the respective Fund, except where an allocation using an alternative method can be more fairly made. Such expenses include, but shall not be limited to, all expenses incurred in the operation of the Funds and any public offering of its shares, including, among others, interest, taxes, brokerage fees and commissions, fees of Trustees who are not employees of the Advisers or any of their affiliates, expenses of Trustee's and shareholder's meetings, including the cost of printing and mailing proxies, expenses of insurance premiums for fidelity and other coverage, expenses of repurchase and redemption of shares, expenses of issue and sale of shares (to the extent not borne by Equity Planning under its agreement with the Funds), association membership dues, charges of custodians, transfer agents, dividend disbursing agents and financial agents, bookkeeping, auditing, and legal expenses. The Funds will also pay the fees and bear the expense of registering and maintaining the registration of the Trust and its shares with the Securities and Exchange Commission and registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses and reports to shareholders.

   The investment advisory agreements provide that the Advisers shall not be liable to the Funds or to any shareholder of the Funds for any error of judgment or mistake of law or for any loss suffered by the Funds or by any shareholder of the Funds in connection with the matters to which the investment advisory agreements relate, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Advisers in the performance of their duties thereunder.


   As full compensation for the services and facilities furnished to the Funds, the Advisers are entitled to a fee, payable monthly, as described in the prospectus. Total management fees for the fiscal years ended August 31, 2000, 2001 and 2002 amounted to $3,780,945, $3,876,814 and $3,128,551, respectively.
These fees were paid by each of the Funds as follows:

------------------------ ------------------- ------------------ ----------------
                                2000                2001               2002
------------------------ ------------------- ------------------ ----------------
Core Equity Fund              $297,630            $204,011           $131,723
------------------------ ------------------- ------------------ ----------------
Growth & Income Fund        $3,483,315          $3,672,803         $2,996,828
------------------------ ------------------- ------------------ ----------------


   There is no assurance that the Funds will reach net asset levels high enough to realize reductions in the rates of the advisory fees. Any reduction in the rate of the advisory fee on each Fund will be in proportion to the averages of the aggregate daily net asset values for each Class of Shares for the period for which the fee had been paid.

   The advisory agreements continue in force from year-to-year for each Fund, provided that, with respect to each Fund, the agreement is approved at least annually by the trustees. In addition, and in either event, the terms of the agreement and any renewal thereof must be approved by the vote of a majority of the Trustees who are not parties to the agreement or interested persons (as that term is defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The agreements will terminate automatically if assigned and may be terminated at any time, without payment of any penalty, either by the Trust or by the Adviser, on sixty (60) days written notice.

   The Funds, their Advisers and Distributor have each adopted a Code of Ethics pursuant to Rule 17-j1 under the Investment Company Act of 1940. Personnel subject to the Codes of Ethics may purchase and sell securities for their personal accounts, including securities that may be purchased, sold or held by the Funds, subject to certain restrictions and conditions. Generally, personal securities transactions are subject to preclearance procedures, reporting requirements and holding period rules. The Codes also restrict personal securities transactions in private placements, initial public offerings and securities in which a Fund has a pending order.


BOARD OF TRUSTEES' CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS
   The Board of Trustees is responsible for overseeing the performance of the Funds' investment advisers and subadvisers and determining whether to approve and renew the Funds' investment advisory arrangements. In approving the agreements, the Board primarily considered, with respect to each Fund, the nature and quality of the services provided under the agreements and the overall fairness of the agreements to the Funds. A report from the Adviser that addressed specific factors designed to inform the Board's consideration on these and other issues was supplied to Board members in advance of the annual contract review meeting and reviewed with them at that meeting.

   With respect to the nature and quality of the services provided, the Board regularly reviews information comparing the performance of each Fund with a peer group of funds and a relevant market index, the allocation of each Fund's brokerage commissions, including any allocations to affiliates, the adviser's record of compliance with its investment policies and restrictions on personal securities transactions. The Board also reviews data relating to the quality of brokerage execution received by the Funds, including the adviser's use of brokers or dealers in fund transactions that provided research and other services to the adviser and the potential benefits derived by the Funds from such services. Additionally, the Funds' portfolio managers meet with the Board from time to time to discuss the management and performance of their Fund(s) and respond to the Board's questions concerning performance of the advisers.

   With respect to the overall fairness of the advisory and subadvisory agreements, the Board primarily considered information relating the each Fund's fee structures, including a comparative analysis of each Fund's management fees, total expenses and 12b-1 fees with its respective peer group. The Board noted that each of the Funds was close to or below the median in each category reviewed. The Board also considered the existence of any economies of scale and whether those were passed along to the Funds' shareholders through a graduated advisory fee schedule or other means, including any fee waivers by the advisor and/or its affiliates. They also considered the voluntary waiver of management and other fees to prevent total fund expenses from exceeding a specified cap.

   The Board did not identify any particular information that was all-important or controlling. Based on the Board's deliberation and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously approved the agreements. It concluded that the compensation under the agreements is fair and reasonable in light of such services and expenses and such other matters as the trustees have considered to be relevant in the exercise of their reasonable judgment.


                                 NET ASSET VALUE

   The net asset value per share of each Fund is determined as of the close of trading of the New York Stock Exchange (the "Exchange") on days when the Exchange is open for trading. The Exchange will be closed on the following observed national holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Funds do not price securities on weekends or United States national holidays, the net asset value of a Fund's foreign assets may be significantly affected on days when the investor has no access to the Funds. The net asset value per share of a Fund is determined by adding the values of all securities and other assets of the Fund, subtracting liabilities, and dividing by the total number of outstanding shares of the Fund. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the Securities and Exchange Commission. The total liability allocated to a class, plus that class's distribution fee and any other expenses allocated solely to that class, are deducted from the proportionate interest of such class in the assets of the Fund, and the resulting amount of each is divided by the number of shares of that class outstanding to produce the net asset value per share.

   A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place for any Fund which invests in foreign securities contemporaneously with the determination of the prices of the majority of the portfolio securities of such Fund. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values at the mean between the bid and ask quotations of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Trustees or their delegates. If at any time a Fund has investments where market quotations are not readily available, such investments are valued at the fair value thereof as determined in good faith by the Trustees although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.

                                HOW TO BUY SHARES

   The minimum initial investment is $500 and the minimum subsequent investment is $25. However, both the minimum initial and subsequent investment amounts are $25 for investments pursuant to the "Investo-Matic" plan, a bank draft investing program administered by Distributor, or pursuant to the Systematic Exchange privilege or for an individual retirement account (IRA). In addition, there are no subsequent investment minimum amounts in connection with the reinvestment of dividend or capital gain distributions. Completed applications for the purchase of shares should be mailed to: Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.

   The Funds have authorized one or more brokers to accept on their behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Fund's net asset values next computed after they are accepted by an authorized broker or the broker's authorized designee.

                        ALTERNATIVE PURCHASE ARRANGEMENTS

   Shares may be purchased from investment dealers at a price equal to their net asset value per share, plus a sales charge which, at the election of the purchaser, may be imposed either (i) at the time of the purchase (the "initial sales charge alternative") or (ii) on a contingent deferred basis (the "deferred sales charge alternative"). Orders received by dealers prior to the close of trading on the New York Stock Exchange are confirmed at the offering price effective at that time, provided the order is received by the Distributor prior to its close of business.

   The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is more beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Funds, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Trust, the accumulated continuing distribution plan fees and contingent deferred sales charges on Class B Shares or Class C Shares would be less than the initial sales charge and accumulated distribution plan fees on Class A Shares purchased at the same time.


   Dividends paid by the Funds, if any, with respect to each Class of Shares will be calculated in the same manner at the same time on the same day, except that fees such as higher distribution plan fees and any incremental transfer agency costs relating to each Class of Shares will be borne exclusively by that class. See the "Dividends, Distributions and Taxes" section of this Statement of Additional Information.


CLASS A SHARES
   Class A Shares incur a sales charge when they are purchased and enjoy the benefit of not being subject to any sales charge when they are redeemed. Class A Shares are subject to an ongoing distribution services fee at an annual rate of up to 0.25% of the Fund's aggregate average daily net assets attributable to the Class A Shares. In addition, certain purchases of Class A Shares qualify for reduced initial sales charges.

CLASS B SHARES

   Class B Shares do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within five years of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. See the "Class B Shares and Class C Shares--Waiver of Sales Charges" section of this Statement of Additional Information.


   Class B Shares are subject to an ongoing distribution services fee at an annual rate of up to 1.00% of the Fund's aggregate average daily net assets attributable to the Class B Shares. Class B Shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The higher ongoing distribution plan fees paid by Class B Shares will cause such shares to have a higher expense ratio and to pay lower dividends, to the extent any dividends are paid, than those related to Class A Shares. Class B Shares will automatically convert to Class A Shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted, in the circumstances and subject to the qualifications described in the Fund's Prospectus. The purpose of the conversion feature is to relieve the holders of the Class B Shares that have been outstanding for a period of time sufficient for the adviser and the Distributor to have been compensated for distribution expenses related to the Class B Shares from most of the burden of such distribution related expenses.

   Class B Shares include all shares purchased pursuant to the deferred sales charge alternative which have been outstanding for less than the period ending eight years after the end of the month in which the shares were issued. At the end of this period, Class B Shares will automatically convert to Class A Shares and will no longer be subject to the higher distribution plan fees. Such conversion will be on the basis of the relative net asset value of the two classes without the imposition of any sales load, fee or other charge.

   For purposes of conversion to Class A Shares, Shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares in a shareholder's Trust account will be considered to be held in a separate subaccount. Each time any Class B Shares in the shareholder's Trust account (other than those in the subaccount) convert to Class A Shares, an equal pro rata portion of the Class B Share dividends in the subaccount will also convert to Class A Shares.

CLASS C SHARES
   Class C Shares are purchased without an initial sales charge but are subject to a deferred sales charge if redeemed within one year of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. Shares issued in conjunction with the automatic reinvestment of income distributions and capital gain distributions are not subject to any sales charges. Class C Shares are subject to an ongoing distribution services fee of up to 1.00% of the Fund's aggregate average daily net assets attributable to Class C Shares.

CLASS A SHARES--REDUCED INITIAL SALES CHARGES
   Investors choosing Class A Shares may be entitled to reduced sales charges. The ways in which sales charges may be avoided or reduced are described below.


   QUALIFIED PURCHASES. If you fall within any one of the following categories, you will not have to pay a sales charge on your purchase of Class A Shares: (1) trustee, director or officer of the Phoenix Funds, the Phoenix-Engemann Funds, Phoenix-Kayne Funds, Phoenix-Seneca Funds or any other mutual fund advised, subadvised or distributed by the Adviser, Distributor or any of their corporate affiliates (an "Affiliated Phoenix Fund"); (2) any director or officer, or any full-time employee or sales representative (for at least 90 days) of the Adviser or Distributor; (3) registered representatives and employees of securities dealers with whom Distributor has sales agreements; (4) any qualified retirement plan exclusively for persons described above; (5) any officer, director or employee of a corporate affiliate of the Adviser or Distributor; (6) any spouse, child, parent, grandparent, brother or sister of any person named in (1), (2),
(3) or (5) above; (7) employee benefit plans for employees of the Adviser, Distributor and/or their corporate affiliates; (8) any employee or agent who retires from PNX, the Distributor and/or their corporate affiliates; (9) any account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees;
(10) any person with a direct rollover transfer of shares from an established Phoenix Fund or any other Affiliated Phoenix Fund qualified plan; (11) any PNX affiliate's separate account which funds group annuity contracts offered to qualified employee benefit plans; (12) any state, county, city, department, authority or similar agency prohibited by law from paying a sales charge; (13) any fully matriculated student in any U.S. service academy; (14) any unallocated account held by a third party administrator, registered investment adviser, Fund company, or bank Fund department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity, if in the aggregate such accounts held by such entity equal or exceed $1,000,000; (15) any person who is investing redemption proceeds from investment companies other than the Phoenix Funds or any other Affiliated Phoenix Fund if, in connection with the purchases or redemption of the redeemed shares, the investor paid a prior sales charge provided such investor supplies verification that the redemption occurred within 90 days of the Phoenix Fund purchase and that a sales charge was paid; (16) any deferred compensation plan established for the benefit of any Phoenix Fund or any other Affiliated Phoenix Fund trustee or director; provided that sales to persons listed in (1) through (16) above are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares so acquired will not be resold except to the Fund;
(17) purchasers of Class A Shares bought through investment advisers and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients;
(18) retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for such purchases; (19) 401(k) participants in the Merrill Lynch Daily K Plan (the "Plan") if the Plan has at least $3 million in assets or 500 or more eligible employees; (20) clients of investment advisors or financial planners who buy shares for their own accounts but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements (each of the investors described in (17) through (20) may be charged a fee by the broker, agent or financial intermediary for purchasing shares).

   COMBINATION PURCHASE PRIVILEGE. Your purchase of any class of shares of this or any other Affiliated Phoenix Fund (other than Phoenix-Goodwin Money Market Fund and Phoenix-Goodwin Government Cash Fund Class A Shares), if made at the same time by the same "person," will be added together to determine whether the combined sum entitles you to an immediate reduction in sales charges. A "person" is defined in this and the following sections as (a) any individual, their spouse and minor children purchasing shares for his or their own account (including an IRA account) including his or their own trust; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple employer trusts or Section 403(b) plans for the same employer; (d) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (e) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to funds over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.


   An "Affiliated Phoenix Fund" means any other mutual fund advised, subadvised or distributed by the Adviser or Distributor or any corporate affiliate of either or both the Adviser and Distributor provided such other mutual fund extends reciprocal privileges to shareholders of the Phoenix Fund.


   LETTER OF INTENT. If you sign a Letter of Intent, your purchase of any class of shares of this or any other Affiliated Phoenix Fund (other than Phoenix-Goodwin Money Market Fund and Phoenix-Goodwin Government Cash Fund Class A Shares), if made by the same person within a 13-month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding arrangement between you and the Distributor. Since the Distributor doesn't know whether you will ultimately fulfill the Letter of Intent, shares worth 5% of the amount of each purchase will be set aside until you fulfill the Letter of Intent. When you buy enough shares to fulfill the Letter of Intent, these shares will no longer be restricted. If, on the other hand, you do not satisfy the Letter of Intent, or otherwise wish to sell any restricted shares, you will be given the choice of either buying enough shares to fulfill the Letter of Intent or paying the difference between any sales charge you previously paid and the otherwise applicable sales charge based on the intended aggregate purchases described in the Letter of Intent. You will be given 20 days to make this decision. If you do not exercise either election, the Distributor will automatically redeem the number of your restricted shares needed to make up the deficiency in sales charges received. The Distributor will redeem restricted Class A Shares before Class C Shares or Class B Shares, respectively. Oldest shares will be redeemed before selling newer shares. Any remaining shares will then be deposited to your account.

   RIGHT OF ACCUMULATION. Your purchase of any class of shares of this or any other Affiliated Phoenix Fund, if made over time by the same person may be added together to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Distributor to exercise this right.

   ASSOCIATIONS. Certain groups or associations may be treated as a "person" and qualify for reduced Class A Share sales charges. The group or association must:
(1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; or (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

CLASS B SHARES AND CLASS C SHARES--WAIVER OF SALES CHARGES
   The CDSC is waived on the redemption (sale) of Class B Shares if the redemption is made (a) within one year of death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account; (b) within one year of disability, as defined in Code Section 72(m)(7);
(c) as a mandatory distribution upon reaching age 70-1/2 under any retirement plan qualified under Code Sections 401, 408 or 403(b) or resulting from the tax-free return of an excess contribution to an IRA; (d) by 401(k) plans using an approved participant tracking system for participant hardships, death, disability or normal retirement, and loans which are subsequently repaid; (e) from the Merrill Lynch Daily K Plan ("Plan") invested in Class B Shares, in which such shares the Distributor has not paid the dealer the Class B sales commission; (f) based on the exercise of exchange privileges among Class B Shares of this or any other Affiliated Phoenix Fund; (g) based on any direct rollover transfer of shares from an established Affiliated Phoenix Fund qualified plan into an Affiliated Phoenix Fund IRA by participants terminating from the qualified plan; and (h) based on the systematic withdrawal program. If, as described in condition (a) above, an account is transferred to an account registered in the name of a deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If the Class B Shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC.

CONVERSION FEATURES--CLASS B SHARES
   Class B Shares will automatically convert to Class A Shares of the same Portfolio eight years after they are purchased. Conversion will be on the basis of the then-prevailing net asset value of Class A Shares and Class B Shares. There is no sales load, fee or other charge for this feature. Class B Shares acquired through dividend or distribution reinvestments will be converted into Class A Shares at the same time that other Class B Shares are converted based on the proportion that the reinvested shares bear to purchased Class B Shares. The conversion feature is subject to the continuing availability of an opinion of counsel or a ruling of the Internal Revenue Service that the assessment of the higher distribution fees and associated costs with respect to Class B Shares does not result in any dividends or distributions constituting "preferential dividends" under the Code, and that the conversion of shares does not constitute a taxable event under federal income tax law. If the conversion feature is suspended, Class B Shares would continue to be subject to the higher distribution fee for an indefinite period. Even if the Fund was unable to obtain such assurances, it might continue to make distributions if doing so would assist in complying with its general practice of distributing sufficient income to reduce or eliminate federal taxes otherwise payable by the Fund.

                            INVESTOR ACCOUNT SERVICES

   The Funds offer accumulation plans, withdrawal plans and reinvestment and exchange privileges. Certain privileges may not be available in connection with all classes. In most cases, changes to account services may be accomplished over the phone. Inquiries regarding policies and procedures relating to shareholder account services should be directed to Mutual Fund Services at (800) 243-1574.

   Broker/dealers may impose their own restrictions and limits on accounts held through the broker/dealer. Please consult your broker/dealer for account restriction and limit information. The Fund and the Distributor reserve the right to modify or terminate these services upon reasonable notice.

EXCHANGES

    Under certain circumstances, shares of any Phoenix Fund may be exchanged for shares of the same Class of another Phoenix Fund or any other Affiliated Phoenix Fund on the basis of the relative net asset values per share at the time of the exchange. Exchanges are subject to the minimum initial investment requirement of the designated fund except if made in connection with the Systematic Exchange privilege. Shareholders may exchange shares held in book-entry form for an equivalent number (value) of the same class of shares of any other Affiliated Phoenix Fund, if currently offered. Exchanges will be based upon each Fund's net asset value per share next computed after the close of business on the 10th day of each month (or next succeeding business day), without sales charge. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply. The exchange of shares is treated as a sale and purchase for federal income tax purposes. See the "Dividends, Distributions and Taxes" section of this Statement of Additional Information. Exchange privileges may not be available for all Phoenix Funds, and may be rejected or suspended.


   SYSTEMATIC EXCHANGES. If the conditions above have been met, you or your broker may, by telephone or written notice, elect to have shares exchanged for the same class of shares of another Affiliated Phoenix Fund automatically on a monthly, quarterly, semi-annual or annual basis or may cancel this privilege at any time. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that shares be automatically exchanged at predetermined intervals for shares of the same class of another Affiliated Phoenix Fund. This requirement does not apply to Phoenix "Self Security" program participants. Systematic exchanges will be executed upon the close of business on the 10th day of each month or the next succeeding business day. Systematic exchange forms are available from the Distributor.

DIVIDEND REINVESTMENT ACROSS ACCOUNTS
   If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that any dividends and distributions paid with respect to shares in that account be automatically reinvested in a single account of one of the other Phoenix Fund or any other Affiliated Phoenix Fund at net asset value. You should obtain a current prospectus and consider the objectives and policies of each Fund carefully before directing dividends and distributions to another Fund. Reinvestment election forms and prospectuses are available from Equity Planning. Distributions may also be mailed to a second payee and/or address. Requests for directing distributions to an alternate payee must be made in writing with a signature guarantee of the registered owner(s). To be effective with respect to a particular dividend or distribution, notification of the new distribution option must be received by the Transfer Agent at least three days prior to the record date of such dividend or distribution. If all shares in your account are repurchased or redeemed or transferred between the record date and the payment date of a dividend or distribution, you will receive cash for the dividend or distribution regardless of the distribution option selected.

INVEST-BY-PHONE
   This expedited investment service allows a shareholder to make an investment in an account by requesting a transfer of funds from the balance of their bank account. Once a request is phoned in, Equity Planning will initiate the transaction by wiring a request for monies to the shareholder's commercial bank, savings bank or credit union via Automated Clearing House (ACH). The shareholder's bank, which must be an ACH member, will in turn forward the monies to Equity Planning for credit to the shareholder's account. ACH is a computer based clearing and settlement operation established for the exchange of electronic transactions among participating depository institutions.

   To establish this service, please complete an Invest-by-Phone Application and attach a voided check if applicable. Upon Equity Planning's acceptance of the authorization form (usually within two weeks) shareholders may call toll free
(800) 367-5877 prior to 3:00 p.m. (New York time) to place their purchase request. Instructions as to the account number and amount to be invested must be communicated to Equity Planning. Equity Planning will then contact the shareholder's bank via ACH with appropriate instructions. The purchase is normally credited to the shareholder's account the day following receipt of the verbal instructions. The Fund may delay the mailing of a check for redemption proceeds of Fund shares purchased with a check or via Invest-by-Phone service until the Fund has assured itself that good payment has been collected for the purchase of the shares, which may take up to 15 days. The Fund and Equity Planning reserve the right to modify or terminate the Invest-by-Phone service for any reason or to institute charges for maintaining an Invest-by-Phone account.

SYSTEMATIC WITHDRAWAL PROGRAM
   The Systematic Withdrawal Program allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual or annual basis. A sufficient number of full and fractional shares will be redeemed so that the designated payment is made on or about the 20th day of the month. Shares are tendered for redemption by the Transfer Agent, as agent for the shareowner, on or about the 15th of the month at the closing net asset value on the date of redemption. The Systematic Withdrawal Program also provides for redemptions to be tendered on or about the 10th, 15th or 25th of the month with proceeds to be directed through Automated Clearing House (ACH) to your bank account. In addition to the limitations stated below, withdrawals may not be less than $25 and minimum account balance requirements shall continue to apply.

   Shareholders participating in the Systematic Withdrawal Program must own shares of a Fund worth $5,000 or more, as determined by the then current net asset value per share, and elect to have all dividends reinvested. The purchase of shares while participating in the withdrawal program will ordinarily be disadvantageous to the Class A Shares investor since a sales charge will be paid by the investor on the purchase of Class A Shares at the same time as other shares are being redeemed. For this reason, investors in Class A Shares may not participate in an automatic investment program while participating in the Systematic Withdrawal Program.

   Through the Program, Class B and Class C shareholders may withdraw up to 1% of their aggregate net investments (purchases, at initial value, to date net of non-Program redemptions) each month or up to 3% of their aggregate net investments each quarter without incurring otherwise applicable contingent deferred sales charges. Class B and Class C shareholders redeeming more shares than the percentage permitted by the withdrawal program will be subject to any applicable contingent deferred sales charge on all shares redeemed. Accordingly, the purchase of Class B Shares or Class C Shares will generally not be suitable for an investor who anticipates withdrawing sums in excess of the above limits shortly after purchase.

                              HOW TO REDEEM SHARES

   Under the 1940 Act, payment for shares redeemed must ordinarily be made within seven days after tender. The right to redeem shares may be suspended and payment therefor postponed during periods when the New York Stock Exchange is closed, other than customary weekend and holiday closings, or if permitted by rules of the Securities and Exchange Commission, during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the Securities and Exchange Commission for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, which may take up to 15 days or more. Redemptions by Class B and Class C shareholders will be subject to the applicable deferred sales charge, if any.

   The Funds have authorized one or more brokers to accept on their behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Fund's net asset values next computed after they are accepted by an authorized broker or the broker's authorized designee.

   A shareholder should contact his/her broker/dealer if he/she wishes to transfer shares from an existing broker/dealer street name account to a street name account with another broker/dealer. The Fund has no specific procedures governing such account transfers.

REDEMPTION OF SMALL ACCOUNTS

   Each shareholder account in the Funds which has been in existence for at least one year and which has a value of less than $200, due to redemption activity, may be redeemed upon the giving of not less than 30 days written notice to the shareholder mailed to the address of record. During the 30-day period the shareholder has the right to add to the account to bring its value to $200 or more.


BY MAIL
   Shareholders may redeem shares by making written request, executed in the full name of the account, directly to Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. However, when certificates for shares are in the possession of the shareholder, they must be mailed or presented, duly endorsed in the full name of the account, with a written request to Equity Planning that the Trust redeem the shares. See the Fund's current Prospectus for more information.

TELEPHONE REDEMPTIONS
   Shareholders may redeem up to $50,000 worth of their shares by telephone. See the Funds current Prospectus for additional information.

REDEMPTION IN KIND
   To the extent consistent with state and federal law, the Funds may make payment of the redemption price either in cash or in kind. However, the Funds have elected to pay in cash all requests for redemption by any shareholder of record, limited in respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the Investment Company Act of 1940 and is irrevocable while the Rule is in effect unless the Securities and Exchange Commission, by order, permits the withdrawal thereof. In case of a redemption in kind, securities delivered in payment for shares would be readily marketable and valued at the same value assigned to them in computing the net asset value per share of the Fund. A shareholder receiving such securities would incur brokerage costs when selling the securities.

ACCOUNT REINSTATEMENT PRIVILEGE
   Shareholders who may have overlooked features of their investment at the time they redeemed have a privilege of reinvestment of their investment at net asset value. See the Fund's current prospectus for more information.

                         TAX SHELTERED RETIREMENT PLANS

   Shares of the Trust are offered in connection with the following retirement plans or programs: IRA, Rollover IRA, SEP-IRA, SIMPLE IRA, Roth IRA, 401(k), Profit-Sharing and Money Purchase Pension Plans and 403(b) Retirement Programs. Write or call Equity Planning (800) 243-4361 for further information about the plans.

MERRILL LYNCH DAILY K PLAN
   Class A Shares of a Fund are made available to Merrill Lynch Daily K Plan (the "Plan") participants at NAV without an initial sales charge if:

    (i) the Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets invested in broker/dealer funds not advised or managed by Merrill Lynch Asset Management L.P. ("MLAM") that are made available pursuant to a Service Agreement between Merrill Lynch and the fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments");

   (ii) the Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or

   (iii) the Plan has 500 or more eligible employees, as determined by a Merrill Lynch plan conversion manager, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

   Alternatively, Class B Shares of a Fund are made available to Plan participants at NAV without a CDSC if the plan conforms with the requirements for eligibility set for in (i) through (iii) above but either does not meet the $3 million asset threshold or does not have 500 or more eligible employees.

   Plans recordkept on a daily basis by Merrill Lynch or an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Class B Shares of a Fund convert to Class A Shares once the Plan has reached $5 million invested in Applicable Investments, or after the normal holding period of seven years from the initial date of purchase.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

   Each Fund is treated as a separate entity for federal income tax purposes. Each Fund intends to elect to be treated as a regulated investment company ("RIC") and qualify annually as such under certain provisions of the Internal Revenue Code (the "Code"). Under such provisions, each Fund will not be subject to federal income tax on such part of its ordinary income and net realized capital gains which it distributes to shareholders provided it meets certain distribution requirements. To qualify for treatment as a regulated investment company, each Fund must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest and gains from the sale or other disposition of securities. If in any taxable year each Fund does not qualify as a regulated investment company, all of its taxable income will be taxed at corporate rates.

   The Code imposes a 4% nondeductible excise tax on a regulated investment company if it does not distribute to its shareholders during the calendar year an amount equal to 98% of the Fund's net ordinary income, with certain adjustments, for such calendar year, plus 98% of each Fund's net capital gains for the 12-month period ending on October 31 of such calendar year. In addition, an amount equal to any undistributed investment company taxable income or capital gain net income from the previous calendar year must also be distributed to avoid the excise tax. The excise tax is imposed on the amount by which the regulated investment company does not meet the foregoing distribution requirements. If each Fund has taxable income that would be subject to the excise tax, each Fund intends to distribute such income so as to avoid payment of the excise tax.

   Under another provision of the Code, any dividend declared by each Fund to shareholders of record in October, November and December of any year will be deemed to have been received by, and will be taxable to shareholders as of December 31 of such year, provided that the dividend is actually paid by each Fund before February 1 of the following year.

   The Fund's policy is to distribute to its shareholders substantially all investment company taxable income as defined in the Code and any net realized capital gains for each year and consistent therewith to meet the distribution requirements of Part I of subchapter M of the Code. The Funds intend to meet the other requirements of Part I of subchapter M, including the requirements with respect to diversification of assets and sources of income, so that the Funds will pay no taxes on net investment income and net realized capital gains distributed to shareholders.

   Under certain circumstances, the sales charge incurred in acquiring shares of the Funds may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of the Funds are disposed of within 90 days after the date on which they were acquired and new shares of a regulated investment company are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss realized on the disposition will be determined by excluding from the tax basis of the shares disposed of all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of the shareholder having incurred a sales charge initially. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares.

   Distributions by the Funds reduce the net asset value of the Fund's shares. Should a distribution reduce the net asset value of a share below a shareholder's cost for the shares, such a distribution nevertheless generally would be taxable to the shareholder as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time may include the amount of the forthcoming distribution, but the distribution generally would be taxable to them.

   Transactions in options on stock indices are subject to the Code rules of section 1256. Pursuant to these rules, such options, whether sold by the Funds during a taxable year or held by the Funds at the close of its taxable year, will be treated as if sold for their market value, with 40% of any resulting gain or loss treated as short-term and 60% long-term.

   A high portfolio turnover rate may result in the realization of larger amounts of short-term gains, which are taxable to shareholders as ordinary income.


   The Fund is required to withhold, for income taxes, a percentage of dividends, distributions and redemption proceeds, at the rate in effect when such payments are made, if any of the following circumstances exist: (i) a shareholder fails to provide the Fund with a correct taxpayer identification number ("TIN"); (ii) the Fund is notified by the Internal Revenue Service that the shareholder furnished an incorrect TIN; or (iii) the Fund is notified by the Internal Revenue Service that withholding is required because the shareholder failed to report the receipt of dividends or interest from other sources. Withholding may also be required with respect to accounts where the shareholder fails to certify that (i) the TIN provided is correct and (ii) the shareholder is not subject to such withholding. However, withholding will not be required in the case of certain exempt entities nor in the case of those shareholders who comply with the procedures as set forth by the Internal Revenue Service. If incorrect information is provided by the shareholder and the Internal Revenue Service consequently assesses the Fund a penalty, this penalty will be passed on to the shareholder.

   Dividends paid from net investment income and net realized short-term capital gains to a shareholder who is a non-resident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership (a "foreign shareholder") will be subject to United States withholding tax at a rate of 30% unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Foreign shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax and any foreign taxes.

   The information included in the Prospectus with respect to dividends, distributions and taxes, in conjunction with the foregoing, is a general and abbreviated summary of applicable provisions of the Internal Revenue Code and Treasury regulations now in effect as currently interpreted by the courts and the Internal Revenue Service. The Code and these Regulations, as well as the current interpretations thereof, may be changed at any time by legislative, judicial, or administrative action.

   Shareholders ordinarily will also be subject to state income taxes on the dividends and distributions they receive from the Fund. Shareholders are urged to consult counsel or other competent tax advisers regarding specific questions as to Federal, state or local taxes.

IMPORTANT NOTICE REGARDING TAXPAYER IRS CERTIFICATION


   Pursuant to IRS Regulations, the Funds may be required to withhold a percentage of all reportable payments including any taxable dividends, capital gains distributions or share redemption proceeds, at the rate in effect when such payments are made, for an account which does not have a taxpayer identification number or social security number and certain required certifications. The Funds reserve the right to refuse to open an account for any person failing to provide a taxpayer identification number along with the required certifications.

   The Funds will furnish shareholders, within 31 days after the end of the calendar year, with information which is required by the Internal Revenue Service for preparing income tax returns. Investors are urged to consult their attorney or tax adviser regarding specific questions as to federal, foreign, state or local taxes.

                                 THE DISTRIBUTOR

   Pursuant to an Underwriting Agreement with the Funds, Phoenix Equity Planning Corporation (the "Equity Planning" or "Distributor"), a direct wholly-owned subsidiary of Phoenix Investment Partners, Ltd. and an affiliate of DPIM, serves as distributor for the Funds. As such, the Distributor conducts a continuous offering pursuant to a "best efforts" arrangement requiring the Distributor to take and pay for only such securities as may be sold to the public. The address of the Distributor is 56 Prospect Street, P.O. Box 150480, Hartford, Connecticut 06115-0480.


   For the fiscal years ended August 31, 2000, 2001 and 2002, purchasers of shares of the Funds paid aggregate sales charges of $1,284,954, $842,931 and $673,159, of which the Distributor received net commissions of $512,777, $397,113 and $379,441 for its services, the balance being paid to dealers. For the fiscal year ended August 31, 2002, the distributor received net commissions of $32,151 on Class A Shares and deferred sales charges of $347,290 for Class B Shares and Class C Shares.


   The Underwriting Agreement may be terminated at any time on not more than 60 days written notice, without payment of a penalty, by the Distributor, by vote of a majority of the outstanding voting securities of the Funds, or by vote of a majority of the Fund's Trustees who are not "interested persons" of the Funds and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any related agreements. The Underwriting Agreement will terminate automatically in the event of its assignment.

DEALER CONCESSIONS
   Dealers with whom the Distributor has entered into sales agreements receive a discount or commission as set forth below.



           AMOUNT OF                                                                                    DEALER DISCOUNT
          TRANSACTION                 SALES CHARGE AS PERCENTAGE  SALES CHARGE AS PERCENTAGE OF         OR AGENCY FEE AS
       AT OFFERING PRICE                  OF OFFERING PRICE               AMOUNT INVESTED          PERCENTAGE OF OFFERING PRICE
---------------------------------------------------------------------------------------------------------------------------------
Less than $50,000                               5.75%                         6.10%                           5.25%

$50,000 but under $100,000                      4.75                          4.99                            4.25

$100,000 but under 250,000                      3.75                          3.90                            3.25

$250,000 but under $500,000                     2.75                          2.83                            2.25

$500,000 but under $1,000,000                   2.00                          2.04                            1.75

$1,000,000 or more                              None                          None                            None

   In addition to the dealer discount on purchases of Class A Shares, the Distributor intends to pay investment dealers a sales commission of 4% of the sale price of Class B Shares and a sales commission of 1% of the sale price of Class C Shares sold by such dealers. This sales commission will not be paid to dealers for sales of Class B Shares or Class C Shares purchased by 401(k) participants of the Merrill Lynch Daily K Plan due to a waiver of the CDSC for these Plan participant's purchases. Your broker, dealer or investment adviser may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.

   Dealers and other entities who enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of the Funds and/or for providing other shareholder services. Such fees are in addition to the sales commissions referenced above and may be based upon the amount of sales of fund shares by a dealer; the provision of assistance in marketing of fund shares; access to sales personnel and information dissemination services; provision of recordkeeping and administrative services to qualified employee benefit plans; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the Funds through distribution fees, service fees or transfer agent fees or in some cases, the Distributor may pay certain fees from its own profits and resources. From its own profits and resources, the Distributor does intend to: (a) sponsor sales contests, training and educational meetings and provide additional compensation to qualifying dealers in the form of trips, merchandise or expense reimbursements; (b) from time to time pay special incentive and retention fees to qualified wholesalers, registered financial institutions and third party marketers; (c) pay broker/dealers an amount equal to 1% of the first $3 million of Class A Share purchases by an account held in the name of a qualified employee benefit plan with at least 100 eligible employees, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million; and (d) excluding purchases as described in (c) above, pay broker/dealers an amount equal to 1% of the amount of Class A Shares sold above $1 million. If part or all of such investment, including investments by qualified employee benefit plans, is subsequently redeemed within one year of the investment date, the broker-dealer will refund to the Distributor such amounts paid with respect to the investment. In addition, the Distributor may pay the entire applicable sales charge on purchases of Class A Shares to selected dealers and agents. From its own resources, the Distributor intends to pay the following additional compensation to Merrill Lynch, Pierce, Fenner & Smith, Incorporated: 0.25% on sales of Class A Shares and Class B Shares, 0.10% on sales of Class C Shares, 0.10% on sales of Class A Shares sold at net asset value, and 0.10% annually on the average daily net asset value of fund shares on which Merrill Lynch is broker of record and which such shares exceed the amount of assets on which Merrill Lynch is broker of record as of July 1, 1999. Any dealer who receives more than 90% of a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933. Equity Planning reserves the right to discontinue or alter such fee payment plans at any time.

   From its own resources or pursuant to the Plan, and subject to the dealer's prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representative's or dealer's achievement of a sales target. The Distributor may, from time to time, reallow the entire portion of the sales charge on Class A shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

ADMINISTRATIVE SERVICES
   Equity Planning also acts as administrative agent of the Funds and as such performs administrative, bookkeeping and pricing functions for the Funds. For its services, Equity Planning will be paid a fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC, Inc., as subagent, plus (2) the documented cost to Equity Planning to provide financial reporting and tax services and to oversee the subagent's performance. The current fee schedule of PFPC, Inc. is based upon the average of the aggregate daily net asset values of the Funds, at the following incremental annual rates.

               First $200 million                          .085%
               $200 million to $400 million                .05%
               $400 million to $600 million                .03%
               $600 million to $800 million                .02%
               $800 million to $1 billion                  .015%
               Greater than $1 billion                     .0125%


   Percentage rates are applied to the aggregate daily net asset value of the Fund. Certain minimum fees and fee waivers may apply. Total fees paid by Equity Planning to PFPC are allocated among all funds for which it serves as administrative agent on the basis of the relative net assets of each fund. For its services during the Fund's fiscal year ended August 31, 2000, 2001 and 2002, Equity Planning received $82,360, $72,000 and $76,780, respectively.



                               DISTRIBUTION PLANS

   The Trust has adopted a distribution plan for each class of shares (i.e., a plan for the Class A Shares, a plan for the Class B Shares, and a plan for the Class C Shares, collectively, the "Plans") in accordance with Rule 12b-1 under the Act, to compensate the Distributor for the services it provides and for the expenses it bears under the Underwriting Agreement. Each class of shares pays a service fee at a rate of 0.25% per annum of the average daily net assets of such class of the Fund and a distribution fee based on average daily net assets at the following rates: for Class B Shares and Class C Shares at a rate of 0.75% per annum.

   From the Service Fee the Distributor expects to pay a quarterly fee to qualifying broker/dealer firms, as compensation for providing personal services and/or the maintenance of shareholder accounts, with respect to shares sold by such firms. This fee will not exceed on an annual basis 0.25% of the average annual net asset value of such shares, and will be in addition to sales charges on Fund shares which are re-allowed to such firms. To the extent that the entire amount of the Service Fee is not paid to such firms, the balance will serve as compensation for personal and account maintenance services furnished by the Distributor.

   In order to receive payments under the Plans, participants must meet such qualifications to be established in the sole discretion of the Distributor, such as services to the Fund's shareholders; or services providing the Funds with more efficient methods of offering shares to coherent groups of clients, members or prospects of a participant; or services permitting bulking of purchases or sales, or transmission of such purchases or sales by computerized tape or other electronic equipment; or other processing.


   For the fiscal year ended August 31, 2002 the Funds paid Rule 12b-1 Fees in the amount of $2,455,142 of which the Distributor received $1,049,601, WS Griffith Securities, Inc., an affiliate, received $72,403 and unaffiliated broker-dealers received $1,333,138. The Rule 12b-1 payments were used for (1) compensation to dealers, $1,641,412; (2) compensation to sales personnel, $1,115,258; (3) advertising, $431,624; (4) service costs, $143,010; (5) printing and mailing of prospectuses to other than current shareholders, $20,297; and (6) other, $166,434.


   On a quarterly basis, the Fund's Trustees review a report on expenditures under the Plans and the purposes for which expenditures were made. The Trustees conduct an additional, more extensive review annually in determining whether the Plans will be continued. By its terms, continuation of the Plans from year to year is contingent on annual approval by a majority of the Fund's Trustees and by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (the "Plan Trustees"). The Plans provide that they may not be amended to increase materially the costs which the Funds may bear pursuant to the Plans without approval of the shareholders of the Funds and that other material amendments to the Plans must be approved by a majority of the Plan Trustees by vote cast in person at a meeting called for the purpose of considering such amendments. The Plans further provides that while it is in effect, the selection and nomination of Trustees who are not "interested persons" shall be committed to the discretion of the Trustees who are not "interested persons." The Plans may be terminated at any time by vote of a majority of the Plan Trustees or a majority of the outstanding shares of the Funds. The Trustees have concluded that there is a reasonable likelihood that the Plans will benefit the Fund and all classes of shareholders.

   The National Association of Securities Dealers (the "NASD"), regards certain distribution fees as asset-based sales charges subject to NASD sales load limits. The NASD's maximum sales charge rule may require the Trustees to amend the Plans.


                             MANAGEMENT OF THE TRUST

   The Trustees of the Trust are responsible for the overall supervision of the operations of the Trust and perform the various duties imposed on Trustees by the 1940 Act and Delaware business trust law.

TRUSTEES AND OFFICERS
   The Trustees and Officers of the Trust and their business affiliations for the past five years are set forth below and, unless otherwise noted, the address of each executive officer and Trustee is 56 Prospect Street, Hartford, Connecticut, 06115-0480.

                              INDEPENDENT TRUSTEES

                                                  NUMBER OF
                                                  PORTFOLIOS IN
                                                  FUND COMPLEX
                                   LENGTH OF      OVERSEEN       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
NAME, (AGE) AND ADDRESS            TIME SERVED    BY TRUSTEE     AND OTHER DIRECTORSHIPS HELD BY TRUSTEE
-----------------------            -----------    ----------     ---------------------------------------
*Robert Chesek (67)                Served since       28         Currently retired.
                                   1997.




                                                  NUMBER OF
                                                  PORTFOLIOS IN
                                                  FUND COMPLEX
                                   LENGTH OF      OVERSEEN       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
NAME, (AGE) AND ADDRESS            TIME SERVED    BY TRUSTEE     AND OTHER DIRECTORSHIPS HELD BY TRUSTEE
-----------------------            -----------    ----------     ---------------------------------------
E. Virgil Conway (72)              Served since        38        Chairman, Rittenhouse Advisors, LLC (consulting firm) since
Rittenhouse Advisors, LLC          1997.                         2001. Trustee/Director, Pace University (1978-present),
101 Park Avenue                                                  Urstadt Biddle Property Corp. (1989-present), Greater New
New York, NY 10178                                               York Councils, Boy Scouts of America (1985-present), Josiah
                                                                 Macy, Jr., Foundation (1975-present),
                                                                 Realty Foundation of New York (1972-present), New York
                                                                 Housing Partnership Development Corp. (Chairman)
                                                                 (1981-present) and Academy of Political Science (Vice
                                                                 Chairman) (1985 to present). Chairman, Metropolitan
                                                                 Transportation Authority (1992-2001). Trustee/Director,
                                                                 Consolidated Edison Company of New York, Inc. (1970-2002),
                                                                 Atlantic Mutual Insurance Company (1974-2002), Centennial
                                                                 Insurance Company (1974-2002), Union Pacific Corp.
                                                                 (1978-2002), Blackrock Freddie Mac Mortgage Securities Fund
                                                                 (Advisory Director) (1990-2002), Accuhealth (1994-2002),
                                                                 Trism, Inc. (1994-2001) and The Harlem Youth Development
                                                                 Foundation (1998-2002).

Harry Dalzell-Payne (72)           Served since        38        Currently retired.
The Flat, Elmore Court             1997.
Elmore, GL05, GL2 3NT U.K.

**Francis E. Jeffries (71)         Served since        31        Director, The Empire District Electric Company
8477 Bay Colony Dr. #902           1997.                         (1984-present). Director (1989-1997), Chairman of the Board
Naples, FL 34108                                                 (1993-1997), Phoenix Investment Partners, Ltd.

Leroy Keith, Jr. (62)              Served since        28        Partner, Stonington Partners, Inc. (private equity fund)
Stonington Partners, Inc.          1997.                         since 2001. Chairman (1995 to 2000) and Chief Executive
736 Market Street,                                               Officer (1995-1998), Carson Products Company (cosmetics).
Ste. 1430                                                        Director/Trustee, Evergreen Funds (6 portfolios).
Chattanooga, TN 37402

Geraldine M. McNamara (50)         Served since        36        Managing Director, U.S. Trust Company of New York (private
United States Trust                2001.                         bank) (1982-present).
Company of NY
114 West 47th Street
New York, NY 10036

Everett L. Morris (73)             Served since        38        Vice President, W.H. Reaves and Company (investment
W.H. Reaves and Company            1997.                         management) (1993-present).
10 Exchange Place
Jersey City, NJ 07302

Richard E. Segerson (55)           Served since        28        Managing Director, Northway Management Company
Northway Management Company        1997.                         (1998-present). Managing Director, Mullin Associates
164 Mason Street                                                 (1993-1998).
Greenwich, CT 06830

Lowell P. Weicker, Jr. (70)        Served since        28        Director, UST Inc. (1995-present), HPSC Inc. (1995-present),
200 Duke Street                    1997.                         Compuware (1996-present) and WWF, Inc. (2000-present).
Alexandria, VA 22314                                             President, The Trust for America's Health (non-profit)
                                                                 (2001-present). Director, Duty Free International, Inc.
                                                                 (1997-1998).

   *Mr. Chesek was formerly a member of senior management of Phoenix Investment Counsel Inc. the adviser and as such, is entitled to a pension based on his years of service and overall compensation. The amount of the total pension and the periodic payments he receives were calculated based on the standard retirement benefits available to management employees at the time of Mr. Chesek's retirement in 1994. Other than his services as a Trustee, Mr. Chesek does not provide and is not compensated for any ongoing services by the Trust, its adviser or distributor, or any of their affiliates.

   **Mr. Jeffries was formerly a member of senior management of Duff & Phelps Corporation, predecessor to Phoenix Investment Partners, Ltd. ("PXP"), an affiliate of the adviser, and under the terms of his employment contract, PXP continued to pay through 2001 the annual premium on a life insurance policy(s) owned by Mr. Jeffries. PXP paid such premium in the amount of $62,882 in 2000 and $22,989 in 2001. In 2000, Mr. Jeffries received $299,904 for the repurchase of common shares by PXP and $212,500 for the purchase of outstanding unexercised options of PXP, which transactions were effected at the then market value for such shares and options.


                               Interested Trustee

   The individual listed below is an "interested person" of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.



                                                 NUMBER OF
                                                 PORTFOLIOS IN
                                                 FUND COMPLEX
                                  LENGTH OF      OVERSEEN       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
NAME, (AGE) AND ADDRESS           TIME SERVED    BY TRUSTEE     AND OTHER DIRECTORSHIPS HELD BY TRUSTEE
-----------------------           -----------    ----------     ---------------------------------------

*Marilyn E. LaMarche (68)         Served             28         Limited Managing Director, Lazard Freres & Co. LLC
Lazard Freres & Co. LLC           since 2002.                   (1983-present), Director, The Phoenix Companies, Inc.
30 Rockefeller Plaza,                                           (2001-present) and Phoenix Life Insurance Company
59th Floor                                                      (1989-present).
New York, NY 10020

**Philip R. McLoughlin (56)       Served             49        Director, PXRE Corporation (Delaware) (1985-present), World
                                  since 1997.                  Trust Fund (1991-present).  Chairman (1997-2002), Director
Chairman and President                                         (1995-2002), Vice Chairman (1995-1997) and Chief Executive
                                                               Officer (1995-2002), Phoenix Investment Partners, Ltd.
                                                               Director, Executive Vice President and Chief Investment
                                                               Officer, The Phoenix Companies, Inc. (2001-2002).  Director
                                                               (1994-2002) and Executive Vice President, Investments
                                                               (1988-2002), Phoenix Life Insurance Company. Director
                                                               (1983-2002) and Chairman (1995-2002), Phoenix Investment
                                                               Counsel, Inc. Director (1984-2002) and President (1990-2000),
                                                               Phoenix Equity Planning Corporation. Chairman and Chief
                                                               Executive Officer, Phoenix/Zweig Advisers LLC (1999-2002).
                                                               Director and President, Phoenix Investment Management Company
                                                               (2001-2002). Director and Executive Vice President, Phoenix
                                                               Life and Annuity Company (1996-2002). Director and Executive
                                                               Vice President, PHL Variable Insurance Company (1995-2002).
                                                               Director, Phoenix National Trust Company (1996-2002). Director
                                                               and Vice President, PM Holdings, Inc. (1985-2002). Director,
                                                               PHL Associates, Inc. (1995-2002). Director (1992-2002) and
                                                               President (1992-1994), WS Griffith Securities, Inc.





                                                 NUMBER OF
                                                 PORTFOLIOS IN
                                                 FUND COMPLEX
                                  LENGTH OF      OVERSEEN       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
NAME, (AGE) AND ADDRESS           TIME SERVED    BY TRUSTEE     AND OTHER DIRECTORSHIPS HELD BY TRUSTEE
-----------------------           -----------    ----------     ---------------------------------------
***James M. Oates (56)            Served               28      Chairman, Hudson Castle Group Inc. (formerly IBEX Capital
Hudson Castle Group Inc.          since 1997.                  Markets Inc.) (financial services) (1997-present). Managing
c/o Northeast Investment                                       Director, Wydown Group (consulting firm) (1994-present).
Management, Inc.                                               Director, Investors Financial Service Corporation
50 Congress Street, Ste. 1000                                  (1995-present), Investors Bank & Trust Corporation
Boston, MA 02109                                               (1995-present), Plymouth Rubber Co. (1995-present), Stifel
                                                               Financial (1996-present), Connecticut River Bancorp
                                                               (1998-present), Connecticut River Bank (1998-present) and
                                                               Trust Company of New Hampshire (2002-present). Director and
                                                               Treasurer, Endowment for Health, Inc. (2000-present).
                                                               Chairman, Emerson Investment Management, Inc. (2000-present).
                                                               Investment Committee, New Hampshire Charitable Foundation
                                                               (2001-present).  Vice Chairman, Massachusetts Housing
                                                               Partnership (1998-1999). Director, Blue Cross and Blue Shield
                                                               of New Hampshire (1994-1999), AIB Govett Funds (1991-2000),
                                                               Command Systems, Inc. (1998-2000), Phoenix Investment
                                                               Partners, Ltd. (1995-2001) and 1Mind, Inc. (1999-2001).


   *Ms. LaMarche is an "interested person," as defined in the Investment Company Act of 1940, by reason of her position as Director of The Phoenix Companies, Inc. and Phoenix Life Insurance Company.

   **Mr. McLoughlin is an "interested person" by reason of his relationship with Phoenix Investment Partners, Ltd., and its affiliates.

   ***Management has elected to treat Mr. Oates as an Interested Trustee due to certain relationships existing among Mr. Oates, IBEX Capital Markets, Inc. and Phoenix and certain of its affiliates. Management reserves the right to reassess Mr. Oates' status as circumstances warrant.


                   OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES


                              POSITION(S) HELD WITH
                              TRUST AND LENGTH       PRINCIPAL OCCUPATION(S)
NAME, (AGE) AND ADDRESS       OF TIME SERVED         DURING PAST 5 YEARS
-----------------------       ---------------------  -------------------

William R. Moyer (57)         Executive Vice         Executive Vice President and Chief Financial Officer (1999-present),
                              President since        Senior Vice President and Chief Financial Officer (1995-1999), Phoenix
                              1990.                  Investment Partners, Ltd. Director (1998-present), Senior Vice
                                                     President, Finance (1990-present), Chief Financial Officer
                                                     (1996-present), and Treasurer (1998-present), Phoenix Equity Planning
                                                     Corporation. Director (1998-present), Senior Vice President
                                                     (1990-present), Chief Financial Officer (1996-present) and Treasurer
                                                     (1994-present), Phoenix Investment Counsel, Inc. Senior Vice President
                                                     and Chief Financial Officer, Duff & Phelps Investment Management Co.
                                                     (1996-present). Vice President, Phoenix Fund Complex (1990-present).

John F. Sharry (51)           Executive Vice         President, Private Client Group (1999-present), Executive Vice
                              President since        President, Retail Division (1997-1999), Phoenix Investment Partners,
                              1998.                  Ltd. President, Private Client Group, Phoenix Equity Planning
                                                     Corporation (2000-present). Executive Vice President, Phoenix Fund
                                                     Complex (1998-present).




                              POSITION(S) HELD WITH
                              TRUST AND LENGTH       PRINCIPAL OCCUPATION(S)
NAME, (AGE) AND ADDRESS       OF TIME SERVED         DURING PAST 5 YEARS
-----------------------       ---------------------  -------------------

Robert S. Driessen (54)       Vice President         Vice President and Compliance Officer, Phoenix Investment Partners,
                              since 1999.            Ltd. (1999-present) and Phoenix Investment Counsel, Inc. (1999-
                                                     present). Vice President, Phoenix Fund Complex (1999-present).
                                                     Compliance Officer (2000-present) and Associate Compliance Officer
                                                     (1999), PXP Securities Corp. Vice President, Risk Management
                                                     Liaison, Bank of America (1996-1999). Vice President, Securities
                                                     Compliance, The Prudential Insurance Company of America
                                                     (1993-1996). Branch Chief/Financial Analyst, Securities and
                                                     Exchange Commission, Division of Investment Management (1972-1993).

Nancy G. Curtiss (49)         Treasurer since        Vice President, Fund Accounting (1994-present) and Treasurer
                              1994.                  (1996-present), Phoenix Equity Planning Corporation. Treasurer,
                                                     Phoenix Fund Complex (1994-present).

Richard J. Wirth (44)         Secretary since        Vice President and Insurance and Investment Products Counsel
One America Row               2002.                  (2002-present), Counsel, Phoenix Life Insurance Company (1993 to
Hartford, Ct 06102                                   present). Secretary (1993-2002), Phoenix Fund complex (2002 to present).

COMMITTEES OF THE BOARD
   The Board of Trustees has established several standing committees to oversee particular aspects of the Fund's management. They are:

   The Audit Committee. The Audit Committee's is responsible for overseeing the Fund's accounting and auditing policies and practices. The Committee reviews the Fund's financial reporting procedures, their system of internal control, the independent audit process, and the fund's procedures for monitoring compliance with investment restrictions and applicable laws and regulations and with the Code of Ethics. The Audit Committee is composed entirely of Independent Trustees; its members are E. Virgil Conway, Richard E. Segerson and Lowell P. Weicker, Jr. The Committee met four times during the Trust's last fiscal year.

   The Executive Committee. The function of the Executive Committee is to serve as a contract review, compliance review and performance review delegate of the full Board of Trustees. Its members are E. Virgil Conway, Harry Dalzell-Payne, Philip R. McLoughlin, Everett L. Morris and James M. Oates. The Committee met three times during the Trust's last fiscal year.

   The Nominating Committee. The Nominating Committee is responsible for nominating individuals to serve as trustees, including as Independent Trustees. The Nominating Committee is composed entirely of Independent Trustees; its members are Robert Chesek, Harry Dalzell-Payne and Leroy Keith, Jr. The Committee does not currently have a policy regarding whether it will consider nominees recommended by shareholders. The Committee met once during the Trust's last fiscal year.

COMPENSATION
   Trustees who are not interested persons of the Trust receive an annual retainer and fees and expenses for attendance at Board and Committee meetings. Officers of the Trust and Trustees who are interested persons of the Trust receive no compensation directly from the Trust for performing their duties of their offices, but are compensated for their services by the Adviser. The Trust does not have any retirement plan for its Trustees.

   For the Trust's fiscal year ended September 30, 2002, the Trustees received the following compensation:

                                                        AGGREGATE            TOTAL COMPENSATION FROM TRUST
                                                      COMPENSATION            AND FUND COMPLEX (44 FUNDS)
       NAME                                            FROM TRUST                   PAID TO TRUSTEES
       ----                                            ----------                   ----------------

 Robert Chesek                                           $4,080                         $56,000
 E. Virgil Conway                                        $5,600                         $114,250
 Harry Dalzell-Payne                                     $4,880                         $103,000
 Francis E. Jeffries                                     $4,000*                        $55,000
 Leroy Keith, Jr.                                        $4,080                         $56,000
 Marilyn E. LaMarche**                                     $0                              $0
 Philip R. McLoughlin                                      $0                              $0



                                                        AGGREGATE            TOTAL COMPENSATION FROM TRUST
                                                      COMPENSATION            AND FUND COMPLEX (44 FUNDS)
       NAME                                            FROM TRUST                   PAID TO TRUSTEES
       ----                                            ----------                   ----------------

 Geraldine M. McNamara                                   $4,400                         $60,500
 Everett L. Morris                                       $4,800*                        $93,875
 James M. Oates                                          $5,400                         $74,250
 Richard E. Segerson                                     $4,800*                        $66,000
 Lowell P. Weicker, Jr.                                  $4,800                         $65,000
----------------------


   *This compensation (and the earnings thereon) was deferred pursuant to the Deferred Compensation Plan. At September 30, 2002 the total amount of deferred compensation (including interest and other accumulation earned on the original amounts deferred) accrued for Messrs. Jeffries, Morris and Segerson was $223,653, $156,472 and $99,555, respectively. At present, by agreement among the Fund, the Distributor and the electing director, director fees that are deferred are paid by the Fund to the Distributor. The liability for the deferred compensation obligation appears only as a liability of the Distributor.

   **Ms. LaMarche became a Trustee in November 2002 and therefore received no compensation from the Trust during its last fiscal year.

TRUSTEE OWNERSHIP OF SECURITIES
Set forth in the table below is the dollar range of equity securities owned by each Trustee as of December 31, 2001:


                                                                                         AGGREGATE DOLLAR RANGE OF
                                                                                          TRUSTEE OWNERSHIP IN ALL
                              DOLLAR RANGE OF EQUITY      DOLLAR RANGE OF EQUITY               FUNDS OVERSEEN
                                SECURITIES IN THE        SECURITIES IN THE GROWTH &        BY TRUSTEE IN FAMILY OF
      NAME OF TRUSTEE            CORE EQUITY FUND               INCOME FUND                 INVESTMENT COMPANIES
      ---------------            ----------------               -----------                 --------------------

Robert Chesek                          None                        None                             None
E. Virgil Conway                       None                        None                         $1- $10,000
Harry Dalzell-Payne                    None                        None                             None
Francis E. Jeffries                    None                        None                             None
Leroy Keith, Jr.                       None                        None                             None
Marilyn E. LaMarche*                   None                        None                             None
Philip R. McLoughlin                   None                    Over $100,000                   Over $100,000
Geraldine M. McNamara                  None                        None                             None
Everett L. Morris                      None                     $1-$10,000                     Over $100,000
James M. Oates                         None                        None                        Over $100,000
Richard E. Segerson                    None                        None                             None
Lowell P. Weicker, Jr.                 None                        None                             None

   *Ms. LaMarche became a Trustee in November 2002.

   +Messrs. Conway, Dalzell-Payne, McLoughlin, Morris and Oates are members of the Executive Committee.

   At December 2, 2002, the Trustees and officers as a group owned less than 1% of the then outstanding shares of the Trust.


PRINCIPAL SHAREHOLDERS

   The following table sets forth information as of December 2, 2002 with respect to each person who owns of record or is known by the Funds to own of record or beneficially own 5% or more of any class of each Fund's equity securities.



NAME OF SHAREHOLDER                               FUND AND CLASS                         PERCENT OF CLASS    NUMBER OF SHARES
-------------------                               --------------                         ----------------    ----------------

Phoenix Home Life                                 Core Equity Fund Class A                    77.19%           1,257,472.253
Attn. Pam Levesque
1 American Row
Hartford, CT  06103

MLPF&S                                            Core Equity Fund Class B                    47.89%             172,541.620
For the Sole Benefit of its Customers             Core Equity Fund Class C                    44.07%              33,577.195
Attn:  Fund Administration                        Growth & Income Fund Class B                11.83%             859,859.596
4800 Deer Lake Drive East, 3rd Fl.                Growth & Income Fund Class C                15.41%             834,674.032
Jacksonville, FL  32246-6484



NAME OF SHAREHOLDER                               FUND AND CLASS                         PERCENT OF CLASS    NUMBER OF SHARES
-------------------                               --------------                         ----------------    ----------------


NFSC FEBO #OKS-405540                             Core Equity Fund Class C                     9.66%               7,360.368
NFSC/FMTC IRA Rollover
FBO Joanne H. Miller
165 Lundys Lane
San Francisco, CA  94110-5128

First Clearing Corporation                        Core Equity Fund Class C                    11.93%               9,086.323
A/C 1208-1090
Amin Ary-Neto & Valerie Miller Ary
950 Desoto Road Apt #4C
Boca Raton, FL  33432-7739

Salomon Smith Barney Inc.                         Core Equity Fund Class C                     8.91%               6,791.656
00157967589
333 West 34th Street, 3rd Floor
San Francisco, CA  94110-5128

Phoenix Savings and Investment Plan               Core Equity Fund Class A                     5.46%              88,875.788
C/O Suzette Luoro - HR 3E103
100 Bright Meadow Blvd.
P.O. Box 1900 Enfield, CT 06083-1900


                                OTHER INFORMATION
CAPITAL STOCK
   The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest. The Trust currently offers shares in different Funds and different classes of those Funds. Holders of shares of a Fund have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations with respect to that Fund. Shareholders of all Funds vote on the election of Trustees. On matters affecting an individual Fund (such as approval of an investment advisory agreement or a change in fundamental investment policies) and on matters affecting an individual class (such as approval of matters relating to a Plan of Distribution for a particular class of shares), a separate vote of that Fund or Class is required. The Trust does not hold regular meetings of shareholders. The Trustees will call a meeting when at least 10% of the outstanding shares so request in writing. If the Trustees fail to call a meeting after being so notified, the Shareholders may call the meeting. The Trustees will assist the Shareholders by identifying other shareholders or mailing communications, as required under Section 16(c) of the 1940 Act.

   Shares are fully paid, nonassessable, redeemable and fully transferable when they are issued. Shares do not have cumulative voting rights, preemptive rights or subscription rights. The assets received by the Trust for the issue or sale of shares of each Fund, and any class thereof and all income, earnings, profits and proceeds thereof, are allocated to such Fund, and class, respectively, subject only to the rights of creditors, and constitute the underlying assets of such Fund or class. The underlying assets of each Fund are required to be segregated on the books of account, and are to be charged with the expenses in respect to such Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund or class will be allocated by or under the direction of the Trustees as they determine fair and equitable.

   Unlike the stockholders of a corporation, there is a possibility that the shareholders of a business trust such as the Trust may be personally liable for debts or claims against the Trust. The Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trust. The Declaration of Trust provides for indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability, which is considered remote, is limited to circumstances in which the Trust itself would be unable to meet its obligations.

INDEPENDENT ACCOUNTANTS
   PricewaterhouseCoopers LLP, 160 Federal Street, Boston, MA 02110 has been selected as the independent accountants for the Funds. PricewaterhouseCoopers LLP audits the Fund's annual financial statements and expresses an opinion thereon.

CUSTODIAN AND TRANSFER AGENT
   State Street Bank and Trust Company ("State Street"), P.O. Box 351, Boston, MA 02101, serves as custodian of the Funds assets (the "Custodian"). Equity Planning, 56 Prospect Street, P.O. Box 150480, Hartford, CT 06115-0480, acts as Transfer Agent for the Funds (the "Transfer Agent"). As compensation, Equity Planning receives a fee equivalent to $17.95 for each designated shareholder account, plus out-of-pocket expenses. Transfer Agent fees are also utilized to offset costs and fees paid to subtransfer agents employed by Equity Planning. State Street Bank and Trust Company serves as a subtransfer agent pursuant to a Subtransfer Agency Agreement.

REPORT TO SHAREHOLDERS
   The fiscal year of the Funds end on August 31. The Funds will send financial statements to shareholders at least semi-annually. An annual report, containing financial statements audited by independent accountants, will be sent to shareholders each year.

FINANCIAL STATEMENTS

   The Financial Statements for the Fund's fiscal year ended August 31, 2002, appearing in the Fund's 2002 Annual Report to Shareholders, are incorporated herein by reference.

                                    APPENDIX

MOODY'S INVESTORS SERVICE, INC. CORPORATE BOND RATINGS
   Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa Group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

   A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

   Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

   Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

   C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S CORPORATION'S CORPORATE BOND RATINGS
   AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

   AA--Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

   A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

   BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

   BB-B-CCC-CC--Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

   D--Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

PHOENIX-DUFF & PHELPS CORE EQUITY FUND

                 INVESTMENTS AT AUGUST 31, 2002

                                                      SHARES       VALUE
                                                      ------    -----------
COMMON STOCKS--98.5%

AEROSPACE & DEFENSE--4.5%
Boeing Co. (The) .................................     5,975    $   221,493
Honeywell International, Inc. ....................     5,995        179,550
United Technologies Corp. ........................     4,055        240,827
                                                                -----------
                                                                    641,870
                                                                -----------
APPAREL RETAIL--2.3%
TJX Cos., Inc. (The) .............................    16,610        328,546

BANKS--1.3%
Wells Fargo & Co. ................................     3,635        189,711

BIOTECHNOLOGY--1.6%
Amgen, Inc.(b) ...................................     4,955        223,124

BUILDING PRODUCTS--1.8%
American Standard Cos., Inc.(b) ..................     3,510        251,421

COMPUTER & ELECTRONICS RETAIL--2.6%
Best Buy Co., Inc.(b) ............................     4,932        104,558
CDW Computer Centers, Inc.(b) ....................     6,225        267,177
                                                                -----------
                                                                    371,735
                                                                -----------
COMPUTER HARDWARE--3.1%
Dell Computer Corp.(b) ...........................    16,660        443,489

CONSUMER FINANCE--6.3%
Capital One Financial Corp. ......................     7,245        258,429
CIT Group, Inc.(b) ...............................    10,705        232,834
Countrywide Credit Industries, Inc. ..............     7,805        409,684
                                                                -----------
                                                                    900,947
                                                                -----------
DATA PROCESSING SERVICES--2.8%
Concord EFS, Inc.(b) .............................     9,364        191,119
First Data Corp. .................................     6,085        211,454
                                                                -----------
                                                                    402,573
                                                                -----------

                                                      SHARES       VALUE
                                                      ------    -----------
DEPARTMENT STORES--2.0%
Sears, Roebuck and Co. ...........................     6,340    $   288,533

DIVERSIFIED FINANCIAL SERVICES--8.0%
Citigroup, Inc. ..................................    12,265        401,679
Fannie Mae .......................................     6,575        498,253
SLM Corp. ........................................     2,625        240,581
                                                                -----------
                                                                  1,140,513
                                                                -----------
DRUG RETAIL--1.7%
CVS Corp. ........................................     8,465        248,786

ELECTRIC UTILITIES--2.8%
Constellation Energy Group, Inc. .................     5,680        159,097
Exelon Corp. .....................................     5,270        246,741
                                                                -----------
                                                                    405,838
                                                                -----------
HEALTH CARE EQUIPMENT--3.8%
Becton, Dickinson and Co. ........................     7,215        220,274
Medtronic, Inc. ..................................     4,745        195,399
St. Jude Medical, Inc.(b) ........................     3,370        125,398
                                                                -----------
                                                                    541,071
                                                                -----------
HOME IMPROVEMENT RETAIL--1.2%
Home Depot, Inc. (The) ...........................     5,040        165,967

HOUSEWARES & SPECIALTIES--1.5%
Newell Rubbermaid, Inc. ..........................     6,110        211,406

INDUSTRIAL CONGLOMERATES--1.6%
General Electric Co. .............................     7,815        235,622

INDUSTRIAL MACHINERY--3.9%
Ingersoll-Rand Co. Class A .......................     8,330        312,792
ITT Industries, Inc. .............................     3,595        244,388
                                                                -----------
                                                                    557,180
                                                                -----------

                        See Notes to Financial Statements

PHOENIX-DUFF & PHELPS CORE EQUITY FUND

                                                      SHARES       VALUE
                                                      ------    -----------
INTEGRATED OIL & GAS--2.4%
ConocoPhillips ...................................     3,052    $   160,189
Exxon Mobil Corp. ................................     5,035        178,491
                                                                -----------
                                                                    338,680
                                                                -----------
INTEGRATED TELECOMMUNICATION SERVICES--3.5%
ALLTEL Corp. .....................................     3,720        156,463
Verizon Communications, Inc. .....................    10,895        337,745
                                                                -----------
                                                                    494,208
                                                                -----------
LEISURE PRODUCTS--2.5%
Mattel, Inc. .....................................    18,240        354,403

MANAGED HEALTH CARE--3.5%
UnitedHealth Group, Inc. .........................     3,420        302,157
WellPoint Health Networks, Inc.(b) ...............     2,675        198,940
                                                                -----------
                                                                    501,097
                                                                -----------
MOVIES & ENTERTAINMENT--1.6%
Viacom, Inc. Class B(b) ..........................     5,685        231,380

MULTI-LINE INSURANCE--3.2%
American International Group, Inc. ...............     7,225        453,730

NETWORKING EQUIPMENT--1.0%
Cisco Systems, Inc.(b) ...........................    10,440        144,281

OIL & GAS EXPLORATION & PRODUCTION--2.5%
Anadarko Petroleum Corp. .........................     3,745        167,177
Apache Corp. .....................................     3,550        195,463
                                                                -----------
                                                                    362,640
                                                                -----------
PHARMACEUTICALS--5.9%
Abbott Laboratories ..............................     7,845        314,035
Lilly (Eli) & Co. ................................     3,050        177,053
Pfizer, Inc. .....................................    10,900        360,572
                                                                -----------
                                                                    851,660
                                                                -----------
PROPERTY & CASUALTY INSURANCE--3.6%
MGIC Investment Corp. ............................     5,020        302,254
Travelers Property Casualty Corp. Class A(b) .....    12,870        202,311
Travelers Property Casualty Corp. Class B(b) .....     1,109         18,060
                                                                -----------
                                                                    522,625
                                                                -----------
RAILROADS--2.0%
Union Pacific Corp. ..............................     4,695        284,282

                                                      SHARES       VALUE
                                                      ------    -----------
RESTAURANTS--1.9%
McDonald's Corp. .................................    11,445    $   271,933

SEMICONDUCTOR EQUIPMENT--0.6%
Applied Materials, Inc.(b) .......................     6,450         86,172

SEMICONDUCTORS--1.4%
Intel Corp. ......................................    12,025        200,457

SOFT DRINKS--3.1%
Pepsi Bottling Group, Inc. (The) .................    15,280        446,176

SYSTEMS SOFTWARE--4.2%
Microsoft Corp.(b) ...............................    12,175        597,549

TOBACCO--1.2%
Philip Morris Cos., Inc. .........................     3,560        178,000

DIVERSIFIED CHEMICALS--1.6%
PPG Industries, Inc. .............................     4,200        236,334

- ---------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $14,055,326)                                    14,103,939
- ---------------------------------------------------------------------------

FOREIGN COMMON STOCKS--1.2%

ELECTRONIC EQUIPMENT & INSTRUMENTS--1.2%
Celestica, Inc. (Canada)(b) ......................     7,635        175,376

- ---------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $204,090)                                          175,376
- ---------------------------------------------------------------------------

TOTAL LONG TERM INVESTMENTS--99.7%
(IDENTIFIED COST                                                $14,259,416)
- ---------------------------------------------------------------------------

SHORT-TERM OBLIGATIONS--1.0%

MONEY MARKET MUTUAL FUNDS--1.0%
SSgA Money Market Fund
(1.48% seven day effective yield) ................   136,393        136,393

- ---------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $136,393)                                          136,393
- ---------------------------------------------------------------------------

TOTAL INVESTMENTS--100.7%
(IDENTIFIED COST $14,395,809)                                    14,415,708(a)

Other assets and liabilities, net--(0.7)%                           (98,357)
                                                                -----------
NET ASSETS--100.0%                                              $14,317,351
                                                                ===========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $1,261,748 and gross depreciation of $1,249,005 for federal income tax purposes. At August 31, 2002, the aggregate cost of securities for federal income tax purposes was $14,402,965.

(b) Non-income producing.

                        See Notes to Financial Statements

PHOENIX-DUFF & PHELPS CORE EQUITY FUND

                       STATEMENT OF ASSETS AND LIABILITIES
                                 AUGUST 31, 2002

ASSETS
Investment securities at value
   (Identified cost $14,395,809)                             $14,415,708
Receivables
   Investment securities sold                                    248,277
   Dividends and interest                                         22,338
   Receivable from adviser                                         6,020
   Fund shares sold                                                1,871
                                                             -----------
     Total assets                                             14,694,214
                                                             -----------
LIABILITIES
Payables
   Investment securities purchased                               250,010
   Fund shares repurchased                                        67,360
   Professional fee                                               21,941
   Transfer agent fee                                             12,671
   Trustees' fee                                                   8,018
   Financial agent fee                                             5,685
   Distribution fee                                                5,051
Accrued expenses                                                   6,127
                                                             -----------
     Total liabilities                                           376,863
                                                             -----------
NET ASSETS                                                   $14,317,351
                                                             ===========
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest             $21,875,662
Accumulated net realized loss                                 (7,578,210)
Net unrealized appreciation                                       19,899
                                                             -----------
NET ASSETS                                                   $14,317,351
                                                             ===========

CLASS A
Shares of beneficial interest outstanding, no par value
   unlimited authorization (Net Assets $11,337,165)            1,669,186
Net asset value per share                                          $6.79
Offering price per share $6.79/(1-5.75%)                           $7.20


CLASS B
Shares of beneficial interest outstanding, no par value
   unlimited authorization (Net Assets $2,473,807)               378,273
Net asset value and offering price per share                       $6.54


CLASS C
Shares of beneficial interest outstanding, no par value
   unlimited authorization (Net Assets $506,379)                  77,414
Net asset value and offering price per share                       $6.54

                             STATEMENT OF OPERATIONS
                           YEAR ENDED AUGUST 31, 2002

INVESTMENT INCOME
Dividends                                         $   201,625
Interest                                                7,602
                                                  -----------
     Total investment income                          209,227
                                                  -----------
EXPENSES
Investment advisory fee                               131,723
Distribution fee, Class A                              33,503
Distribution fee, Class B                              33,679
Distribution fee, Class C                               7,940
Financial agent fee                                    54,406
Transfer agent                                         70,915
Trustees                                               27,063
Professional                                           26,476
Registration                                           19,058
Printing                                               11,257
Custodian                                              10,804
Miscellaneous                                           7,671
                                                  -----------
     Total expenses                                   434,495
     Less expenses borne by investment adviser       (183,742)
                                                  -----------
     Net expenses                                     250,753
                                                  -----------
NET INVESTMENT LOSS                                   (41,526)
                                                  -----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
Net realized loss on securities                    (4,765,843)
Net change in unrealized appreciation
   (depreciation) on investments                       36,433
                                                  -----------
NET LOSS ON INVESTMENTS                            (4,729,410)
                                                  -----------
NET DECREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                 $(4,770,936)
                                                  ===========

                        See Notes to Financial Statements

PHOENIX-DUFF & PHELPS CORE EQUITY FUND

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                 Year Ended          Year Ended
                                                                                   8/31/02            8/31/01
                                                                                 -----------        ------------
FROM OPERATIONS
   Net investment income (loss)                                                  $   (41,526)       $    (91,390)
   Net realized gain (loss)                                                       (4,765,843)         (2,005,902)
   Net change in unrealized appreciation (depreciation)                               36,433          (6,557,442)
                                                                                 -----------        ------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                    (4,770,936)         (8,654,734)
                                                                                 -----------        ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net realized long-term gains, Class A                                             (27,821)         (1,246,943)
   Net realized long-term gains, Class B                                              (7,402)           (304,382)
   Net realized long-term gains, Class C                                              (1,793)            (76,905)
                                                                                 -----------        ------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                         (37,016)         (1,628,230)
                                                                                 -----------        ------------
FROM SHARE TRANSACTIONS
CLASS A
   Proceeds from sales of shares (119,476 and 298,662 shares, respectively)          978,611           3,342,767
   Net asset value of shares issued from reinvestment of distributions
     (3,247 and 114,088 shares, respectively)                                         27,309           1,223,020
   Cost of shares repurchased (133,298 and 854,218 shares, respectively)          (1,056,889)         (9,531,213)
                                                                                 -----------        ------------
Total                                                                                (50,969)         (4,965,426)
                                                                                 -----------        ------------
CLASS B
   Proceeds from sales of shares (68,886 and 32,039 shares, respectively)            548,228             339,818
   Net asset value of shares issued from reinvestment of distributions
     (844 and 26,823 shares, respectively)                                             6,876             280,562
   Cost of shares repurchased (146,206 and 79,996 shares, respectively)           (1,078,204)           (850,421)
                                                                                 -----------        ------------
Total                                                                               (523,100)           (230,041)
                                                                                 -----------        ------------
CLASS C
   Proceeds from sales of shares (6,299 and 1,596 shares, respectively)               50,059              15,679
   Net asset value of shares issued from reinvestment of distributions
      (208 and 6,714 shares, respectively)                                             1,691              70,228
   Cost of shares repurchased (46,217 and 15,302 shares, respectively)              (340,883)           (167,694)
                                                                                 -----------        ------------
Total                                                                               (289,133)            (81,787)
                                                                                 -----------        ------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                        (863,202)         (5,277,254)
                                                                                 -----------        ------------
   NET INCREASE (DECREASE) IN NET ASSETS                                          (5,671,154)        (15,560,218)

NET ASSETS
   Beginning of period                                                            19,988,505          35,548,723
                                                                                 -----------        ------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT
     INCOME OF $0 AND $0, RESPECTIVELY]                                          $14,317,351        $ 19,988,505
                                                                                 ===========        ============

                        See Notes to Financial Statements

PHOENIX-DUFF & PHELPS CORE EQUITY FUND

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                     CLASS A
                                                            -------------------------------------------------------------
                                                                                                                 FROM
                                                                      YEAR ENDED AUGUST 31                     INCEPTION
                                                            --------------------------------------------       9/25/97 TO
                                                             2002       2001          2000         1999          8/31/98
Net asset value, beginning of period                        $ 8.94     $13.12        $12.37       $ 9.87         $10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1)                              --      (0.02)        (0.02)        0.01             --
   Net realized and unrealized gain (loss)                   (2.13)     (3.51)         1.08         2.57          (0.09)
                                                            ------     ------        ------       ------         ------
     TOTAL FROM INVESTMENT OPERATIONS                        (2.13)     (3.53)         1.06         2.58          (0.09)
                                                            ------     ------        ------       ------         ------
LESS DISTRIBUTIONS
   Dividends from net investment income                         --         --            --           --          (0.04)
   Dividends from net realized gains                         (0.02)     (0.65)        (0.31)       (0.08)         --
                                                            ------     ------        ------       ------         ------
     TOTAL DISTRIBUTIONS                                     (0.02)     (0.65)        (0.31)       (0.08)         (0.04)
                                                            ------     ------        ------       ------         ------
Change in net asset value                                    (2.15)     (4.18)         0.75         2.50          (0.13)
                                                            ------     ------        ------       ------         ------
NET ASSET VALUE, END OF PERIOD                              $ 6.79     $ 8.94        $13.12       $12.37         $ 9.87
                                                            ======     ======        ======       ======         ======
Total return(2)                                             (23.90)%   (27.70)%        8.70 %      26.12%         (0.93)%(5)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                      $11,337    $15,025       $27,840      $41,272        $22,683

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(3)                                      1.25 %     1.25 %        1.25 %       1.25%          1.25 %(6)
   Net investment income (loss)                              (0.06)%    (0.16)%       (0.19)%       0.06%          0.02 %(6)
Portfolio turnover                                             112 %      108 %          81 %         82%            83 %(5)


                                                                                     CLASS B
                                                            -------------------------------------------------------------
                                                                                                                 FROM
                                                                      YEAR ENDED AUGUST 31                     INCEPTION
                                                            --------------------------------------------       9/25/97 TO
                                                             2002       2001          2000         1999          8/31/98
Net asset value, beginning of period                        $ 8.68     $12.85        $12.20       $ 9.81         $10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1)                           (0.06)     (0.10)        (0.12)       (0.08)         (0.08)
   Net realized and unrealized gain (loss)                   (2.06)     (3.42)         1.08         2.55          (0.08)
                                                            ------     ------        ------       ------         ------
     TOTAL FROM INVESTMENT OPERATIONS                        (2.12)     (3.52)         0.96         2.47          (0.16)
                                                            ------     ------        ------       ------         ------
LESS DISTRIBUTIONS
   Dividends from net investment income                         --         --            --           --          (0.03)
   Dividends from net realized gains                         (0.02)     (0.65)        (0.31)       (0.08)         --
                                                            ------     ------        ------       ------         ------
     TOTAL DISTRIBUTIONS                                     (0.02)     (0.65)        (0.31)       (0.08)         (0.03)
                                                            ------     ------        ------       ------         ------
Change in net asset value                                    (2.14)     (4.17)         0.65         2.39          (0.19)
                                                            ------     ------        ------       ------         ------
NET ASSET VALUE, END OF PERIOD                              $ 6.54     $ 8.68        $12.85       $12.20         $ 9.81
                                                            ======     ======        ======       ======         ======
Total return(2)                                             (24.50)%   (28.23)%        7.99 %      25.16 %        (1.61)%(5)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                       $2,474     $3,947        $6,113       $9,333         $6,801

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(4)                                      2.00 %     2.00 %        2.00 %       2.00 %         2.00 %(6)
   Net investment income (loss)                              (0.81)%    (0.92)%       (0.93)%      (0.69)%        (0.73)%(6)
Portfolio turnover                                             112 %      108 %          81 %         82 %           83 %(5)

(1) Computed using average shares outstanding.
(2) Maximum sales charges are not reflected in the total return calculation.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.30%, 1.91%, 1.64%, 1.43% and 2.95% for the periods ended August 31, 2002, 2001,
    2000, 1999 and 1998, respectively.
(4) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 3.04%, 2.67%, 2.39%, 2.18% and 3.70% for the periods ended August 31, 2002, 2001,
    2000, 1999 and 1998, respectively.
(5) Not annualized.
(6) Annualized.

                        See Notes to Financial Statements

PHOENIX-DUFF & PHELPS CORE EQUITY FUND

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                     CLASS C
                                                            -------------------------------------------------------------
                                                                                                                 FROM
                                                                      YEAR ENDED AUGUST 31                     INCEPTION
                                                            --------------------------------------------       9/25/97 TO
                                                             2002       2001          2000         1999          8/31/98
Net asset value, beginning of period                        $ 8.68     $12.85        $12.21       $ 9.82         $10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1)                           (0.06)     (0.10)        (0.12)       (0.08)         (0.08)
   Net realized and unrealized gain (loss)                   (2.06)     (3.42)         1.07         2.55          (0.07)
                                                            ------     ------        ------       ------         ------
     TOTAL FROM INVESTMENT OPERATIONS                        (2.12)     (3.52)         0.95         2.47          (0.15)
                                                            ------     ------        ------       ------         ------
LESS DISTRIBUTIONS
   Dividends from net investment income                         --         --            --           --          (0.03)
   Dividends from net realized gains                         (0.02)     (0.65)        (0.31)       (0.08)            --
                                                            ------     ------        ------       ------         ------
     TOTAL DISTRIBUTIONS                                     (0.02)     (0.65)        (0.31)       (0.08)         (0.03)
                                                            ------     ------        ------       ------         ------
Change in net asset value                                    (2.14)     (4.17)         0.64         2.39          (0.18)
                                                            ------     ------        ------       ------         ------
NET ASSET VALUE, END OF PERIOD                              $ 6.54     $ 8.68        $12.85       $12.21         $ 9.82
                                                            ======     ======        ======       ======         ======
Total return(2)                                             (24.50)%   (28.23)%        7.90 %      25.13 %        (1.52)%(4)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                         $506     $1,017        $1,595       $2,491         $2,514

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(3)                                      2.00 %     2.00 %        2.00 %       2.00 %         2.00 %(5)
   Net investment income (loss)                              (0.81)%    (0.92)%       (0.93)%      (0.70)%        (0.73)%(5)
Portfolio turnover                                             112 %      108 %          81 %         82 %           83 %(4)

(1) Computed using average shares outstanding.
(2) Maximum sales charges are not reflected in the total return calculation.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 3.04%, 2.67%, 2.39%, 2.18% and 3.70% for the periods ended August 31, 2002, 2001,
    2000, 1999 and 1998, respectively.
(4) Not annualized.
(5) Annualized.

                        See Notes to Financial Statements

PHOENIX-OAKHURST GROWTH & INCOME FUND

                         INVESTMENTS AT AUGUST 31, 2002

                                                       SHARES       VALUE
                                                       ------   ------------
COMMON STOCKS--98.8%

ADVERTISING--0.1%
Omnicom Group, Inc. ..............................      4,800   $    290,400

AEROSPACE & DEFENSE--2.3%
Boeing Co. (The) .................................     56,300      2,087,041
General Dynamics Corp. ...........................     12,800      1,006,592
Honeywell International, Inc. ....................     41,100      1,230,945
Lockheed Martin Corp. ............................      8,200        519,224
United Technologies Corp. ........................     36,500      2,167,735
                                                                ------------
                                                                   7,011,537
                                                                ------------
AIR FREIGHT & COURIERS--0.3%
CNF, Inc. ........................................     15,000        460,500
FedEx Corp. ......................................      9,100        430,885
                                                                ------------
                                                                     891,385
                                                                ------------
APPAREL RETAIL--0.2%
Limited Brands ...................................     34,600        529,034

APPAREL, ACCESSORIES & LUXURY GOODS--1.3%
Jones Apparel Group, Inc.(b) .....................     35,400      1,277,586
Liz Claiborne, Inc. ..............................     32,000        903,040
Polo Ralph Lauren Corp.(b) .......................     12,400        268,584
Tommy Hilfiger Corp.(b) ..........................     65,700        788,400
V. F. Corp. ......................................     16,100        653,821
                                                                ------------
                                                                   3,891,431
                                                                ------------
APPLICATION SOFTWARE--0.9%
Fair, Isaac and Co., Inc. ........................     36,800      1,304,560
Intuit, Inc.(b) ..................................     16,500        736,395
NetIQ Corp.(b) ...................................     32,400        628,560
                                                                ------------
                                                                   2,669,515
                                                                ------------

                                                       SHARES       VALUE
                                                       ------   ------------
AUTO PARTS & EQUIPMENT--0.6%
Dana Corp. .......................................     23,400   $    396,396
Delphi Corp. .....................................     44,100        429,975
Johnson Controls, Inc. ...........................     10,300        888,787
                                                                ------------
                                                                   1,715,158
                                                                ------------
AUTOMOBILE MANUFACTURERS--0.8%
Ford Motor Co. ...................................    112,200      1,320,594
General Motors Corp. .............................     22,900      1,095,994
                                                                ------------
                                                                   2,416,588
                                                                ------------
BANKS--7.7%
Astoria Financial Corp. ..........................     42,500      1,422,900
Bank of America Corp. ............................     85,100      5,963,808
Bank of New York Co., Inc. (The) .................      8,100        284,715
Bank One Corp. ...................................     50,300      2,059,785
Comerica, Inc. ...................................     31,000      1,813,500
First Tennessee National Corp. ...................     48,600      1,861,380
FleetBoston Financial Corp. ......................     46,700      1,126,871
Hibernia Corp. Class A ...........................     41,200        861,904
KeyCorp ..........................................     43,800      1,175,154
SunTrust Banks, Inc. .............................     23,700      1,599,987
U.S. Bancorp .....................................     93,000      1,998,570
United Bankshares, Inc. ..........................     23,400        711,641
Wachovia Corp. ...................................     44,300      1,632,455
Wells Fargo & Co. ................................     26,100      1,362,159
                                                                ------------
                                                                  23,874,829
                                                                ------------
BIOTECHNOLOGY--0.7%
Affymetrix, Inc.(b) ..............................     33,200        597,932
Charles River Laboratories International, Inc.(b)      24,000        949,200
Invitrogen Corp.(b) ..............................     17,300        615,880
                                                                ------------
                                                                   2,163,012
                                                                ------------

                        See Notes to Financial Statements

PHOENIX-OAKHURST GROWTH & INCOME FUND

                                                       SHARES       VALUE
                                                       ------   ------------
BREWERS--0.2%
Coors (Adolph) Co. Class B .......................      9,700   $    582,485

BROADCASTING & CABLE TV--0.5%
Clear Channel Communications, Inc.(b) ............     42,400      1,449,232

CASINOS & GAMING--0.7%
Aztar Corp.(b) ...................................     43,200        617,760
GTECH Holdings Corp.(b) ..........................     42,500        813,875
MGM MIRAGE(b) ....................................     24,500        869,505
                                                                ------------
                                                                   2,301,140
                                                                ------------
COMMODITY CHEMICALS--0.2%
Lyondell Chemical Co. ............................     36,000        515,880

COMPUTER & ELECTRONICS RETAIL--0.2%
Circuit City Stores-Circuit City Group ...........     21,500        299,710
RadioShack Corp. .................................     17,800        387,862
                                                                ------------
                                                                     687,572
                                                                ------------
COMPUTER HARDWARE--2.9%
Dell Computer Corp.(b) ...........................     74,600      1,985,852
Hewlett-Packard Co. ..............................    188,600      2,532,898
International Business Machines Corp. ............     60,100      4,530,338
                                                                ------------
                                                                   9,049,088
                                                                ------------
COMPUTER STORAGE & PERIPHERALS--0.2%
EMC Corp.(b) .....................................     99,600        673,296

CONSTRUCTION & ENGINEERING--0.2%
Shaw Group, Inc. (The)(b) ........................     32,500        544,375

CONSUMER FINANCE--0.6%
MBNA Corp. .......................................     96,500      1,949,300

DATA PROCESSING SERVICES--0.2%
First Data Corp. .................................     21,000        729,750

DEPARTMENT STORES--1.4%
Federated Department Stores, Inc.(b) .............     28,000      1,005,200
May Department Stores Co. (The) ..................     32,100        941,493
Penney (J.C.) Co., Inc. ..........................     57,300        994,728
Sears, Roebuck and Co. ...........................     28,100      1,278,831
                                                                ------------
                                                                   4,220,252
                                                                ------------
DIVERSIFIED CHEMICALS--1.4%
Dow Chemical Co. (The)                  30,500    921,710
Du Pont (E.I.) de Nemours & Co.         87,400  3,523,094
                                                ------------
                                                                       4,444,804
                                                ------------
DIVERSIFIED COMMERCIAL SERVICES--0.5%
Block (H&R), Inc.                       10,000    489,000
Cendant Corp.(b)                        75,600  1,081,836
                                                ------------
                                                                       1,570,836
                                                ------------

                                                       SHARES       VALUE
                                                       ------   ------------
DIVERSIFIED FINANCIAL SERVICES--7.1%
American Express Co. .............................     46,200   $  1,665,972
Citigroup, Inc. ..................................    199,800      6,543,450
Fannie Mae .......................................     37,400      2,834,172
Freddie Mac ......................................     18,100      1,160,210
Goldman Sachs Group, Inc. (The) ..................      9,300        718,890
J.P. Morgan Chase & Co. ..........................    121,400      3,204,960
Merrill Lynch & Co., Inc. ........................     72,400      2,622,328
Morgan Stanley ...................................     77,700      3,319,344
                                                                ------------
                                                                  22,069,326
                                                                ------------
ELECTRIC UTILITIES--2.3%
DQE, Inc. ........................................     62,100        932,121
Edison International(b) ..........................     38,100        456,438
Entergy Corp. ....................................     52,300      2,206,537
PPL Corp. ........................................     33,300      1,210,455
Reliant Energy, Inc. .............................     71,600        848,460
TXU Corp. ........................................     29,400      1,421,784
                                                                ------------
                                                                   7,075,795
                                                                ------------
ELECTRICAL COMPONENTS & EQUIPMENT--0.1%
Energizer Holding, Inc.(b) .......................     14,700        419,244

ELECTRONIC EQUIPMENT & INSTRUMENTS--0.2%
Tech Data Corp.(b) ...............................     17,700        585,339

EXCHANGE TRADED FUNDS--1.2%
SPDR Trust Series I ..............................     39,200      3,597,776

FOOD DISTRIBUTORS--0.2%
SUPERVALU, Inc. ..................................     23,100        479,787

FOOD RETAIL--0.2%
Albertson's, Inc. ................................     21,300        547,836

FOREST PRODUCTS--0.1%
Louisiana-Pacific Corp.(b) .......................     53,200        412,300

GAS UTILITIES--1.0%
Nicor, Inc. ......................................     11,000        312,400
Sempra Energy ....................................    110,500      2,653,105
                                                                ------------
                                                                   2,965,505
                                                                ------------
GENERAL MERCHANDISE STORES--2.5%
Costco Wholesale Corp.(b) ........................     20,000        668,200
Target Corp. .....................................     32,100      1,097,820
Wal-Mart Stores, Inc. ............................    114,100      6,102,068
                                                                ------------
                                                                   7,868,088
                                                                ------------
HEALTH CARE DISTRIBUTORS & SERVICES--0.4%
Cardinal Health, Inc. ............................      8,700        564,108
McKesson Corp. ...................................     21,000        704,340
                                                                ------------
                                                                   1,268,448
                                                                ------------

                        See Notes to Financial Statements

PHOENIX-OAKHURST GROWTH & INCOME FUND

                                                       SHARES       VALUE
                                                       ------   ------------
HEALTH CARE EQUIPMENT--1.2%
Bard (C.R.), Inc. ................................     12,900   $    706,146
Bio-Rad Laboratories, Inc. Class A(b) ............     35,500      1,489,225
St. Jude Medical, Inc.(b) ........................     39,000      1,451,190
                                                                ------------
                                                                   3,646,561
                                                                ------------
HOME IMPROVEMENT RETAIL--1.0%
Home Depot, Inc. (The) ...........................     65,500      2,156,915
Lowes's Cos., Inc. ...............................     24,600      1,017,948
                                                                ------------
                                                                   3,174,863
                                                                ------------
HOUSEHOLD APPLIANCES--0.2%
Stanley Works (The) ..............................     19,100        666,208

HOUSEHOLD PRODUCTS--2.4%
Clorox Co. (The) .................................     26,800      1,154,008
Dial Corp. (The) .................................     33,800        683,098
Kimberly-Clark Corp. .............................     16,300        975,392
Procter & Gamble Co. (The) .......................     53,300      4,725,045
                                                                ------------
                                                                   7,537,543
                                                                ------------
HOUSEWARES & SPECIALTIES--0.4%
Fortune Brands, Inc. .............................     23,300      1,222,551

INDUSTRIAL CONGLOMERATES--4.8%
3M Co. ...........................................     13,700      1,711,815
General Electric Co. .............................    394,200     11,885,130
Tyco International Ltd. ..........................     72,400      1,135,956
                                                                ------------
                                                                  14,732,901
                                                                ------------
INDUSTRIAL MACHINERY--0.3%
ITT Industries, Inc. .............................     13,000        883,740

INSURANCE BROKERS--0.3%
Gallagher (Arthur J.) & Co. ......................     27,000        781,920

INTEGRATED OIL & GAS--5.1%
ChevronTexaco Corp. ..............................     42,400      3,249,112
Exxon Mobil Corp. ................................    238,000      8,437,100
Occidental Petroleum Corp. .......................    132,200      3,926,340
                                                                ------------
                                                                  15,612,552
                                                                ------------
INTEGRATED TELECOMMUNICATION SERVICES--4.4%
ALLTEL Corp. .....................................     39,800      1,673,988
AT&T Corp. .......................................    178,800      2,184,936
BellSouth Corp. ..................................    109,400      2,551,208
Commonwealth Telephone Enterprises, Inc.(b) ......     12,800        489,600
SBC Communications, Inc. .........................     99,100      2,451,734
Sprint Corp. (FON Group) .........................    109,300      1,267,880
Verizon Communications, Inc. .....................     92,200      2,858,200
                                                                ------------
                                                                  13,477,546
                                                                ------------

                                                       SHARES       VALUE
                                                       ------   ------------
IT CONSULTING & SERVICES--1.0%
Computer Sciences Corp.(b) .......................     49,300   $  1,815,719
Electronic Data Systems Corp. ....................     34,600      1,392,996
                                                                ------------
                                                                   3,208,715
                                                                ------------
LIFE & HEALTH INSURANCE--0.9%
MetLife, Inc. ....................................     99,100      2,667,772

MANAGED HEALTH CARE--2.9%
CIGNA Corp. ......................................     17,800      1,515,136
Oxford Health Plans, Inc.(b) .....................     46,000      1,865,300
UnitedHealth Group, Inc. .........................     34,900      3,083,415
WellPoint Health Networks, Inc.(b) ...............     34,500      2,565,765
                                                                ------------
                                                                   9,029,616
                                                                ------------
MOVIES & ENTERTAINMENT--1.8%
AOL Time Warner, Inc.(b) .........................    186,100      2,354,165
Viacom, Inc. Class B(b) ..........................     66,600      2,710,620
Walt Disney Co. (The) ............................     33,400        523,712
                                                                ------------
                                                                   5,588,497
                                                                ------------
MULTI-LINE INSURANCE--1.6%
American International Group, Inc. ...............     77,100      4,841,880

MULTI-UTILITIES & UNREGULATED POWER--0.3%
Energy East Corp. ................................     49,100      1,027,172

NETWORKING EQUIPMENT--1.7%
Cisco Systems, Inc.(b) ...........................    337,000      4,657,340
Emulex Corp.(b) ..................................     35,900        605,992
                                                                ------------
                                                                   5,263,332
                                                                ------------
OIL & GAS DRILLING--0.2%
Transocean, Inc.(b) ..............................     28,500        698,250

OIL & GAS EQUIPMENT & SERVICES--0.1%
Schlumberger Ltd. ................................      6,500        280,865

OIL & GAS EXPLORATION & PRODUCTION--1.1%
Apache Corp. .....................................     17,600        969,056
Equitable Resources, Inc. ........................     30,000      1,054,800
Unocal Corp. .....................................     38,000      1,256,660
                                                                ------------
                                                                   3,280,516
                                                                ------------
PACKAGED FOODS & MEATS--1.5%
ConAgra Foods, Inc. ..............................     73,300      1,927,057
Dole Food Co., Inc. ..............................     22,200        603,840
Kellogg Co. ......................................     22,700        730,032
McCormick & Co., Inc. ............................     62,100      1,437,615
                                                                ------------
                                                                   4,698,544
                                                                ------------
PAPER PRODUCTS--0.4%
Georgia-Pacific Corp. ............................     23,200        488,360
International Paper Co. ..........................     21,900        824,535
                                                                ------------
                                                                   1,312,895
                                                                ------------

                       See Notes to Financial Statements
16

PHOENIX-OAKHURST GROWTH & INCOME FUND

                                                       SHARES       VALUE
                                                       ------   ------------
PERSONAL PRODUCTS--0.4%
Gillette Co. (The) ...............................     44,100   $  1,390,473

PHARMACEUTICALS--10.5%
Abbott Laboratories ..............................     53,600      2,145,608
Bristol-Myers Squibb Co. .........................     42,100      1,050,395
Forest Laboratories, Inc.(b) .....................     17,400      1,270,200
Johnson & Johnson ................................    138,000      7,494,780
Medicis Pharmaceutical Corp. Class A(b) ..........     19,700        875,665
Merck & Co., Inc. ................................     81,200      4,102,224
Mylan Laboratories, Inc. .........................     61,700      2,014,505
Pfizer, Inc. .....................................    236,800      7,833,344
Pharmacia Corp. ..................................     46,300      2,023,310
Schering-Plough Corp. ............................     68,000      1,569,440
Wyeth ............................................     47,000      2,011,600
                                                                ------------
                                                                  32,391,071
                                                                ------------
PROPERTY & CASUALTY INSURANCE--1.4%
Ambac Financial Group, Inc. ......................     24,900      1,431,999
MGIC Investment Corp. ............................     10,500        632,205
Old Republic International Corp. .................     25,500        818,550
PMI Group, Inc. (The) ............................     21,500        728,850
Radian Group, Inc. ...............................     13,600        591,056
                                                                ------------
                                                                   4,202,660
                                                                ------------
RAILROADS--0.5%
Union Pacific Corp. ..............................     27,500      1,665,125

RESTAURANTS--0.4%
McDonald's Corp. .................................     52,900      1,256,904

SEMICONDUCTOR EQUIPMENT--0.4%
Applied Materials, Inc.(b) .......................     72,900        973,944
KLA-Tencor Corp.(b) ..............................     12,900        424,023
                                                                ------------
                                                                   1,397,967
                                                                ------------
SEMICONDUCTORS--2.5%
Analog Devices, Inc.(b) ..........................     16,700        402,470
Broadcom Corp. Class A(b) ........................     26,100        430,389
ESS Technology, Inc.(b) ..........................     37,500        448,125
Intel Corp. ......................................    234,400      3,907,448
Micron Technology, Inc.(b) .......................     19,900        343,275
QLogic Corp.(b) ..................................     17,300        580,415
Texas Instruments, Inc. ..........................     60,300      1,187,910
Xilinx, Inc.(b) ..................................     30,000        579,600
                                                                ------------
                                                                   7,879,632
                                                                ------------
SOFT DRINKS--1.6%
Coca-Cola Co. (The) ..............................     34,100      1,739,100
Pepsi Bottling Group, Inc. (The) .................     22,000        642,400
PepsiCo, Inc. ....................................     64,400      2,547,020
                                                                ------------
                                                                   4,928,520

                                                       SHARES       VALUE
                                                       ------   ------------
SPECIALTY CHEMICALS--0.5%
Lubrizol Corp. (The) .............................     26,600   $    829,920
RPM, Inc. ........................................     49,200        751,776
                                                                ------------
                                                                   1,581,696
                                                                ------------
SPECIALTY STORES--0.4%
Office Depot, Inc.(b) ............................     43,500        562,020
Pier 1 Imports, Inc. .............................     26,300        470,770
Zale Corp.(b) ....................................      9,300        282,255
                                                                ------------
                                                                   1,315,045
                                                                ------------
SYSTEMS SOFTWARE--4.1%
Computer Associates International, Inc. ..........     53,900        603,680
Microsoft Corp.(b) ...............................    199,300      9,781,644
Oracle Corp.(b) ..................................    180,000      1,726,200
VERITAS Software Corp.(b) ........................     41,000        663,790
                                                                ------------
                                                                  12,775,314
                                                                ------------
TELECOMMUNICATIONS EQUIPMENT--1.5%
Harris Corp. .....................................     45,600      1,456,920
Motorola, Inc. ...................................    198,300      2,379,600
QUALCOMM, Inc.(b) ................................     23,900        662,269
                                                                ------------
                                                                   4,498,789
                                                                ------------
TOBACCO--1.2%
Philip Morris Cos., Inc. .........................     73,000      3,650,000

AGRICULTURAL PRODUCTS--0.4%
Fresh Del Monte Produce, Inc. ....................     44,000      1,194,600

- ----------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $326,150,665)                                   305,222,578
- ----------------------------------------------------------------------------

FOREIGN COMMON STOCKS--0.6%

AUTO PARTS & EQUIPMENT--0.3%
Magna International, Inc. Class A (Canada) .......     14,300        901,329

SEMICONDUCTORS--0.2%
Marvell Technology Group Ltd. (Bermuda)(b) .......     25,000        476,500

CONSUMER ELECTRONICS--0.1%
Garmin Ltd. (Cayman Islands)(b) ..................     17,800        359,204

- ----------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $1,624,385)                                       1,737,033
- ----------------------------------------------------------------------------

TOTAL LONG TERM INVESTMENTS--99.4%
(IDENTIFIED COST $327,775,050)                                   306,959,611
- ----------------------------------------------------------------------------

                       See Notes to Financial Statements

PHOENIX-OAKHURST GROWTH & INCOME FUND

                                            STANDARD
                                            & POOR'S    PAR
                                             RATING    VALUE
                                           (Unaudited) (000)       VALUE
                                           ----------- -----    ------------
SHORT-TERM OBLIGATIONS--0.6%

COMMERCIAL PAPER--0.6%
Govco, Inc. 1.88%, 9/3/02 ..................    A-1+   $1,895   $  1,894,703

- ----------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $1,894,802)                                       1,894,703
- ----------------------------------------------------------------------------

TOTAL INVESTMENTS--100.0%
(IDENTIFIED COST $329,669,852)                                   308,854,314(a)

Other assets and liabilities, net--0.0%                              111,709
                                                                ------------
NET ASSETS--100.0%                                              $308,966,023
                                                                ============

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $35,768,500 and gross depreciation of $59,584,328 for federal income tax purposes. At August 31, 2002, the aggregate cost of securities for federal income tax purposes was $332,670,142.
(b) Non-income producing.

                        See Notes to Financial Statements

PHOENIX-OAKHURST GROWTH & INCOME FUND

                       STATEMENT OF ASSETS AND LIABILITIES
                                 AUGUST 31, 2002

ASSETS
Investment securities at value
   (Identified cost $329,669,852)                          $308,854,314
Cash                                                              1,479
Receivables
   Investment securities sold                                   493,574
   Dividends and interest                                       467,957
   Fund shares sold                                              78,674
   Receivable from adviser                                        4,121
                                                           ------------
     Total assets                                           309,900,119
                                                           ------------
LIABILITIES
Payables
   Fund shares repurchased                                      370,761
   Distribution fee                                             156,546
   Investment advisory fee                                      153,000
   Transfer agent fee                                           152,414
   Professional fee                                              32,922
   Financial agent fee                                           23,508
   Trustees' fee                                                  8,018
Accrued expenses                                                 36,927
                                                           ------------
     Total liabilities                                          934,096
                                                           ------------
NET ASSETS                                                 $308,966,023
                                                           ============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest           $392,262,163
Accumulated net realized loss                               (62,480,602)
Net unrealized depreciation                                 (20,815,538)
                                                           ------------
NET ASSETS                                                 $308,966,023
                                                           ============
CLASS A
Shares of beneficial interest outstanding, no par value
   unlimited authorization (Net Assets $166,772,460)         15,363,244
Net asset value per share                                        $10.86
Offering price per share $10.86/(1-5.75%)                        $11.52

CLASS B
Shares of beneficial interest outstanding, no par value
   unlimited authorization (Net Assets $81,000,142)           7,717,705
Net asset value and offering price per share                     $10.50

CLASS C
Shares of beneficial interest outstanding, no par value
   unlimited authorization (Net Assets $61,193,421)           5,828,442
Net asset value and offering price per share                     $10.50

                             STATEMENT OF OPERATIONS
                           YEAR ENDED AUGUST 31, 2002


INVESTMENT INCOME
Dividends                                                    $  6,295,590
Interest                                                           33,843
Foreign taxes withheld                                            (22,088)
                                                             ------------
     Total investment income                                    6,307,345
                                                             ------------
EXPENSES
Investment advisory fee                                         2,996,828
Distribution fee, Class A                                         538,583
Distribution fee, Class B                                       1,049,531
Distribution fee, Class C                                         791,906
Financial agent fee                                               296,060
Transfer agent                                                    838,437
Printing                                                           79,466
Registration                                                       56,318
Custodian                                                          42,130
Professional                                                       37,344
Trustees                                                           27,063
Miscellaneous                                                      21,951
                                                             ------------
     Total expenses                                             6,775,617
     Less expenses borne by investment adviser                   (399,629)
     Custodian fees paid indirectly                                  (192)
                                                             ------------
     Net expenses                                               6,375,796
                                                             ------------
NET INVESTMENT LOSS                                               (68,451)
                                                             ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
Net realized loss on securities                               (42,980,036)
Net change in unrealized appreciation
  (depreciation) on investments                               (33,890,868)
                                                             ------------
NET LOSS ON INVESTMENTS                                       (76,870,904)
                                                             ------------
NET DECREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                            $(76,939,355)
                                                             ============

                        See Notes to Financial Statements

PHOENIX-OAKHURST GROWTH & INCOME FUND

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                      Year Ended             Year Ended
                                                                                        8/31/02                8/31/01
                                                                                     ------------           -------------
FROM OPERATIONS
   Net investment income (loss)                                                      $    (68,451)          $    (926,724)
   Net realized gain (loss)                                                           (42,980,036)            (16,522,496)
   Net change in unrealized appreciation (depreciation)                               (33,890,868)           (102,398,449)
                                                                                     ------------           -------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                        (76,939,355)           (119,847,669)
                                                                                     ------------           -------------
FROM SHARE TRANSACTIONS
CLASS A
   Proceeds from sales of shares (3,972,380 and 6,629,348 shares, respectively)        50,675,581              96,799,981
   Cost of shares repurchased (7,068,304 and 5,638,126 shares, respectively)          (89,372,954)            (81,913,656)
                                                                                     ------------           -------------
Total                                                                                 (38,697,373)             14,886,325
                                                                                     ------------           -------------
CLASS B
   Proceeds from sales of shares (875,069 and 1,462,516 shares, respectively)          10,943,135              21,088,167
   Cost of shares repurchased (2,154,339 and 1,404,048 shares, respectively)          (25,495,780)            (19,932,635)
                                                                                     ------------           -------------
Total                                                                                 (14,552,645)              1,155,532
                                                                                     ------------           -------------
CLASS C
   Proceeds from sales of shares (1,062,175 and 1,598,135 shares, respectively)        13,237,101              23,201,601
   Cost of shares repurchased (1,877,177 and 1,377,912 shares, respectively)          (22,170,494)            (19,841,460)
                                                                                     ------------           -------------
Total                                                                                  (8,933,393)              3,360,141
                                                                                     ------------           -------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                          (62,183,411)             19,401,998
                                                                                     ------------           -------------
   NET INCREASE (DECREASE) IN NET ASSETS                                             (139,122,766)           (100,445,671)

NET ASSETS
   Beginning of period                                                                448,088,789             548,534,460
                                                                                     ------------           -------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME
     OF $0 AND $0, RESPECTIVELY]                                                     $308,966,023           $ 448,088,789
                                                                                     ============           =============

                        See Notes to Financial Statements

PHOENIX-OAKHURST GROWTH & INCOME FUND

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                     CLASS A
                                                           --------------------------------------------------------------
                                                                                                                  FROM
                                                                            YEAR ENDED AUGUST 31                INCEPTION
                                                           ---------------------------------------------        9/25/97 TO
                                                             2002       2001          2000         1999          8/31/98
Net asset value, beginning of period                        $13.30     $16.85        $14.61       $10.47         $10.00
                                                            ------     ------        ------       ------         ------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1)                            0.04       0.02          0.02         0.06           0.06
   Net realized and unrealized gain (loss)                   (2.48)     (3.57)         2.42         4.19           0.48
                                                            ------     ------        ------       ------         ------
     TOTAL FROM INVESTMENT OPERATIONS                        (2.44)     (3.55)         2.44         4.25           0.54
                                                            ------     ------        ------       ------         ------
LESS DISTRIBUTIONS
   Dividends from net investment income                         --         --         (0.02)       (0.02)         (0.04)
   Dividends from net realized gains                            --         --         (0.18)       (0.09)         (0.03)
                                                            ------     ------        ------       ------         ------
     TOTAL DISTRIBUTIONS                                        --         --         (0.20)       (0.11)         (0.07)
                                                            ------     ------        ------       ------         ------
Change in net asset value                                    (2.44)     (3.55)         2.24         4.14           0.47
                                                            ------     ------        ------       ------         ------
NET ASSET VALUE, END OF PERIOD                              $10.86     $13.30        $16.85       $14.61         $10.47
                                                            ======     ======        ======       ======         ======
Total return(2)                                             (18.35)%   (21.07)%       16.83%       40.72%          5.39%(5)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                     $166,772   $245,471      $294,416     $209,210        $76,399

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(3)                                      1.25 %(7)  1.25 %        1.25%        1.22%(7)       1.25%(6)
   Net investment income (loss)                               0.33 %     0.16 %        0.13%        0.43%          0.57%(6)
Portfolio turnover                                              40 %       34 %          55%          71%           106%(5)

                                                                                     CLASS B
                                                           --------------------------------------------------------------
                                                                                                                  FROM
                                                                            YEAR ENDED AUGUST 31                INCEPTION
                                                           ---------------------------------------------        9/25/97 TO
                                                             2002       2001          2000         1999          8/31/98
Net asset value, beginning of period                        $12.95     $16.54        $14.43       $10.40         $10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1)                           (0.05)     (0.09)        (0.10)       (0.04)         (0.02)
   Net realized and unrealized gain (loss)                   (2.40)     (3.50)         2.39         4.16           0.48
                                                            ------     ------        ------       ------         ------
     TOTAL FROM INVESTMENT OPERATIONS                        (2.45)     (3.59)         2.29         4.12           0.46
                                                            ------     ------        ------       ------         ------
LESS DISTRIBUTIONS
   Dividends from net investment income                         --         --            --           --          (0.03)
   Dividends from net realized gains                            --         --         (0.18)       (0.09)         (0.03)
                                                            ------     ------        ------       ------         ------
     TOTAL DISTRIBUTIONS                                        --         --         (0.18)       (0.09)         (0.06)
                                                            ------     ------        ------       ------         ------
Change in net asset value                                    (2.45)     (3.59)         2.11         4.03           0.40
                                                            ------     ------        ------       ------         ------
NET ASSET VALUE, END OF PERIOD                              $10.50     $12.95        $16.54       $14.43         $10.40
                                                            ======     ======        ======       ======         ======
Total return(2)                                             (18.92)%   (21.70)%       15.99 %      39.72 %         4.59 %(5)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                      $81,000   $116,539      $147,846     $109,461        $31,902

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(4)                                      2.00 %(7)  2.00 %        2.00 %       1.96 %(7)      2.00 %(6)
   Net investment income (loss)                              (0.42)%    (0.60)%       (0.62)%      (0.32)%        (0.19)%(6)
Portfolio turnover                                              40 %       34 %          55 %         71 %          106 %(5)

(1) Computed using average shares outstanding.
(2) Maximum sales charges are not reflected in the total return calculation.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.35%, 1.32%, 1.30%, 1.33% and 1.88% for the periods ended August 31, 2002, 2001,
    2000, 1999 and 1998, respectively.
(4) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.10%, 2.06%, 2.05%, 2.08% and 2.63% for the periods ended August 31, 2002, 2001,
    2000, 1999 and 1998, respectively.
(5) Not annualized.
(6) Annualized.

(7) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                        See Notes to Financial Statements

PHOENIX-OAKHURST GROWTH & INCOME FUND

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                     CLASS C
                                                           --------------------------------------------------------------
                                                                                                                  FROM
                                                                            YEAR ENDED AUGUST 31                INCEPTION
                                                           ---------------------------------------------        9/25/97 TO
                                                             2002       2001          2000         1999          8/31/98
Net asset value, beginning of period                        $12.96     $16.55        $14.43       $10.41         $10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1)                           (0.05)     (0.09)        (0.10)       (0.04)         (0.02)
   Net realized and unrealized gain (loss)                   (2.41)     (3.50)         2.40         4.15           0.49
                                                            ------     ------        ------       ------         ------
     TOTAL FROM INVESTMENT OPERATIONS                        (2.46)     (3.59)         2.30         4.11           0.47
                                                            ------     ------        ------       ------         ------
LESS DISTRIBUTIONS
   Dividends from net investment income                         --         --            --           --          (0.03)
   Dividends from net realized gains                            --         --         (0.18)       (0.09)         (0.03)
                                                            ------     ------        ------       ------         ------
     TOTAL DISTRIBUTIONS                                        --         --         (0.18)       (0.09)         (0.06)
                                                            ------     ------        ------       ------         ------
Change in net asset value                                    (2.46)     (3.59)         2.12         4.02           0.41
                                                            ------     ------        ------       ------         ------
NET ASSET VALUE, END OF PERIOD                              $10.50     $12.96        $16.55       $14.43         $10.41
                                                            ======     ======        ======       ======         ======
Total return(2)                                             (18.98)%   (21.69)%       16.06 %      39.58 %         4.67 %(4)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                   $61,193    $86,080      $106,272      $59,224        $11,108

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(3)                                      2.00 %(6)  2.00 %        2.00 %       1.96 %(6)      2.00 %(5)
   Net investment income (loss)                              (0.42)%    (0.60)%       (0.62)%      (0.33)%        (0.18)%(5)
Portfolio turnover                                              40 %       34 %          55 %         71 %          106 %(4)

(1) Computed using average shares outstanding.
(2) Maximum sales charges are not reflected in the total return calculation.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.10%, 2.06%, 2.05%, 2.08% and 2.63% for the periods ended August 31, 2002, 2001,
    2000, 1999 and 1998, respectively.
(4) Not annualized.
(5) Annualized.
(6) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                        See Notes to Financial Statements

PHOENIX EQUITY SERIES FUND
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 2002

1. SIGNIFICANT ACCOUNTING POLICIES

   Phoenix Equity Series Fund (the "Trust") is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company whose shares are offered in two separate series, each a "Fund." Each Fund has distinct investment objectives.

   Phoenix-Duff & Phelps Core Equity Fund seeks long-term capital appreciation. Phoenix-Oakhurst Growth & Income Fund seeks dividend growth, current income and capital appreciation.

   Each Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a 1% contingent deferred sales charge if redeemed within one year of purchase. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of each Fund are borne pro rata by the holders of all classes of shares, except that each class bears distribution expenses unique to that class.

   The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. SECURITY VALUATION:

   Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations of valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at fair value as determined in good faith by or under the direction of the Trustees.

B. SECURITY TRANSACTIONS AND RELATED INCOME:

   Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Realized gains and losses are determined on the identified cost basis.

C. INCOME TAXES:

   Each Fund is treated as a separate taxable entity. It is the policy of each Fund in the Trust to comply with the requirements of the Internal Revenue Code (the "Code"), applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. In addition, each Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under
Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. DISTRIBUTIONS TO SHAREHOLDERS:

   Distributions are recorded by each Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences include the treatment of nontaxable dividends, foreign currency gain/loss, partnerships, operating losses and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

E. FOREIGN CURRENCY TRANSLATION:

   Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Trust does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

F. FORWARD CURRENCY CONTRACTS:

   Each Fund may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible movements in foreign exchanges rates or if the counterparty does not perform under the contract.

   A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is

PHOENIX EQUITY SERIES FUND
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 2002 (CONTINUED)


marked-to-market daily and the change in market value is recorded by each Fund as an unrealized gain (or loss). When the contract is closed or offset with the same counterparty, the Fund records a realized gain (or loss) equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset. At August 31, 2002, the Trust had no forward currency contracts.

G. OPTIONS:

   Each Fund may write covered options or purchase options contracts for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies.

   Each Fund will realize a gain or loss upon the expiration or closing of the options transaction. Gains and losses on written options are reported separately in the Statement of Operations. When a written option is exercised, the proceeds on sales or amounts paid are adjusted by the amount of premium received. Options written are reported as a liability in the Statement of Assets and Liabilities and subsequently marked-to-market to reflect the current value of the option. The risk associated with written options is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, or if a liquid secondary market does not exist for the contracts.

   Each Fund may purchase options, which are included in the Fund's Schedule of Investments and subsequently marked-to-market to reflect the current value of the option. When a purchased option is exercised, the cost of the security is adjusted by the amount of premium paid. The risk associated with purchased options is limited to the premium paid. At August 31, 2002, the Trust had no options.

H. EXPENSES:

   Expenses incurred by the Trust with respect to more than one Fund are allocated in proportion to the net assets of each Fund, except where allocation of direct expense to each Fund or an alternative allocation method can be more fairly made.

I. REPURCHASE AGREEMENTS:

   A repurchase agreement is a transaction where a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. Each Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. If the seller defaults and the value of the collateral declines, or, if the seller enters insolvency proceedings, realization of collateral may be delayed or limited. At August 31, 2002, the Trust had no repurchase agreements.

2. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS

   The advisers to the Trust are Duff & Phelps Investment Management Co. ("DPIM") and Phoenix Investment Counsel, Inc. ("PIC"). DPIM is a subsidiary of Phoenix Investment Partners Ltd. ("PXP"), which is an indirect, wholly-owned subsidiary of The Phoenix Companies, Inc. ("PNX"). PIC is an indirect, wholly-owned subsidiary of PXP. As compensation for their services to the Trust, the Advisers are entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of each separate Fund:

                                           1st $1     $1-2         $2+
Fund                         Adviser     Billion     Billion     Billion
- ----                         -------     -------     -------     -------
Core Equity Fund .........    DPIM        0.75%        0.70%       0.65%
Growth & Income Fund .....     PIC        0.75%        0.70%       0.65%

   The Advisers have voluntarily agreed to assume total fund operating expenses of each respective Fund, excluding interest, taxes, brokerage fees, commissions and extraordinary expenses until December 31, 2002, to the extent that such expenses exceed the following percentages of the average annual net assets:

               Class A     Class B    Class C
               -------     -------    -------
                1.25%       2.00%      2.00%

   Phoenix Equity Planning Corporation ("PEPCO"), an indirect, wholly-owned subsidiary of PNX, serves as the national distributor of the Trust's shares. PEPCO has advised the Trust that it retained net selling commissions of $32,151 for Class A shares, and deferred sales charges of $326,803 for Class B shares and $20,487 for Class C shares for the year ended August 31, 2002. In addition, each Fund pays PEPCO a distribution fee at an annual rate of 0.25% for Class A shares, 1.00% for Class B shares and 1.00% for Class C shares applied to the average daily net assets of the Fund. The Distributor has advised the Trust that of the total amount expensed for the year ended August 31, 2002, $1,049,601 was retained by the Distributor, $1,333,138 was paid to unaffiliated participants, and $72,403 was paid to W.S. Griffith Securities, Inc., an indirect subsidiary of PNX.

   As Financial Agent of the Trust, PEPCO receives a financial agent fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC Inc. (subagent to PEPCO), plus (2) the documented cost to PEPCO to provide financial reporting, tax services and oversight of subagent's performance. For the year ended August 31, 2002, financial agent fees were $350,466 of which PEPCO received $76,780 The current fee schedule of PFPC Inc. ranges from 0.085% to 0.0125% of the average daily net asset values of each Fund. Certain minimum fees and fee waivers may apply.

   PEPCO serves as the Trust's Transfer Agent with State Street
Bank and Trust Company as sub-transfer agent. For the year ended August 31, 2002, transfer agent fees were $909,352 of which PEPCO retained $318,012 which is net of the fees paid to State Street.

PHOENIX EQUITY SERIES FUND
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 2002 (CONTINUED)

   For the year ended August 31, 2002, the Trust paid PXP Securities Corp., an indirect wholly-owned subsidiary of PNX, brokerage commissions of $20,892 in connection with portfolio transactions effected by it.

   At August 31, 2002, PNX and its affiliates held shares which aggregated the following:

                                                   Aggregate
                                                   Net Asset
                                       Shares        Value
                                       ------      ---------
Core Equity Fund--Class A ........    1,257,472    $8,538,235

3. PURCHASE AND SALE OF SECURITIES

   Purchases and sales of securities during the year ended August 31, 2002 (excluding U.S. Government and agency securities and short-term securities) aggregated the following:

                                   Purchases         Sales
                                   ---------         -----
Core Equity Fund .............   $ 19,242,636    $ 20,223,972
Growth &Income Fund ..........    156,934,901     219,891,293

   There were no purchases or sales of long-term U.S. Government and agency securities during the year ended August 31, 2002.

4. CREDIT RISK AND ASSET CONCENTRATIONS

   In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a Fund's ability to repatriate such amounts.

   Each Fund may invest a high percentage of its assets in specific sectors of the market in its pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact to the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

5. FEDERAL INCOME TAX INFORMATION

   The funds have capital loss carryovers which may be used to offset future capital gains, as follows:

                                         Expiration Year
                             ----------------------------------------
                                2008           2009           2010
                             ----------     --------      -----------
Core Equity Fund .........   $       --     $     --      $ 4,740,862
Growth & Income Fund .....    1,107,211      757,576       17,470,948

   Under the current tax law, capital and foreign currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended August 31, 2002, the funds deferred current year and recognized prior year post-October losses as follows:

                                   Deferred      Recognized
                                -----------     -----------
Core Equity Fund ............   $ 2,830,192     $ 2,625,286
Growth &Income Fund .........    40,143,628      16,646,088

   The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which are disclosed in the Schedule of Investments) consist of undistributed ordinary income of $0 and undistributed long-term capital gains of $0 for both funds.

   The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gains distributions reported in the Statement of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes.

6. RECLASSICATION OF CAPITAL ACCOUNTS

   For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. For the year ended August 31, 2002, the Funds recorded the following permanent reclassifications which arose primarily from nondeductible current net operating losses and differing treatment of certain income and gain transactions. The reclassifications have no impact on the net assets or net asset value of the Trust. The following funds recorded reclassifications to increase (decrease) the accounts listed below:


                                 Capital paid in   Undistributed     Accumulated
                                   on shares of    net investment   net realized
                               beneficial interest  income (loss)    gain (loss)
                               ------------------- --------------   ------------
Core Equity Fund ..........        $(43,411)          $41,526         $1,885
Growth & Income Fund ......         (68,451)           68,451             --

   This report is not authorized for distribution to prospective investors in the Phoenix Equity Series Fund unless preceded or accompanied by an effective Prospectus which includes information concerning the sales charge, the Fund's record and other pertinent information.

                        REPORT OF INDEPENDENT ACCOUNTANTS

[GRAPHICS OMITTED]

PRICEWATERHOUSECOOPERS

To the Board of Trustees and Shareholders of Phoenix Equity Series Fund:

     In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Phoenix-Duff & Phelps Core Equity Fund and Phoenix-Oakhurst Growth & Income Fund (constituting the Phoenix Equity Series Fund, hereafter referred to as the "Trust") at August 31, 2002, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


[GRAPHICS OMITTED]

/s/ PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
October 11, 2002

                           PHOENIX EQUITY SERIES FUND

                            PART C--OTHER INFORMATION

ITEM 23. EXHIBITS


       a. Agreement and Declaration of Trust of the Registrant, dated August 17, 2000, filed via EDGAR with Post-Effective Amendment No. 6 on December 15, 2000.

       b. Bylaws of the Registrant filed via EDGAR with Post-Effective Amendment No. 6 on December 15, 2000.


       c. Reference is made to Registrant's Agreement and Declaration of Trust. See Exhibit a.

       d.1 Investment Advisory Agreement between Registrant and Duff & Phelps Investment Management Co., Inc. dated September 25, 1997 filed as Exhibit 5.1 via EDGAR with Pre-Effective Amendment No. 3 on September 25, 1997 and incorporated herein by reference.

       d.2 Investment Advisory Agreement between Registrant and Phoenix Investment Counsel, Inc. dated September 25, 1997 filed as
                  Exhibit 5.2 via EDGAR with Pre-Effective Amendment No. 3 on September 25, 1997 and incorporated herein by reference.

       e.1 Underwriting Agreement between Registrant and Phoenix Equity Planning Corporation dated November 19, 1997 filed as Exhibit
                  6.1 via EDGAR with Post-Effective Amendment No. 1 on May 20, 1998 and incorporated herein by reference.

       e.2 Form of Sales Agreement between Phoenix Equity Planning Corporation and dealers filed as Exhibit 6.2 via EDGAR with Post-Effective Amendment No. 1 on May 20, 1998 and incorporated herein by reference.

       e.3 Form of Supplement to Phoenix Family of Funds Sales Agreement filed as Exhibit 6.3 via EDGAR with Post-Effective Amendment No. 1 on May 20, 1998 and incorporated herein by reference.

       e.4 Form of Financial Institution Sales Contract for the Phoenix Family of Funds filed via EDGAR with Post-Effective Amendment No. 1 on May 20, 1998 and incorporated herein by reference.

       f.         None.

       g.1 Master Custodian Contract between Registrant and State Street Bank and Trust Company dated May 1, 1997 filed as Exhibit 8.1 via EDGAR with Pre-Effective Amendment No. 3 on September 25, 1997 and incorporated herein by reference.

       h.1 Transfer Agency and Service Agreement between Registrant and Equity Planning Corporation filed as Exhibit 9.1 via EDGAR with Pre-Effective Amendment No. 1 on August 22, 1997 and incorporated herein by reference.

       h.2 Sub-Transfer Agency Agreement between Registrant and Phoenix Equity Planning Corporation dated June 1, 1994 filed as
                  Exhibit 9.2 via EDGAR with Post-Effective Amendment No. 1 on May 20, 1998 and incorporated herein by reference.

       h.3 Amended and Restated Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation dated November 19, 1997 filed as Exhibit 9.3 via EDGAR with Post-Effective Amendment No. 1 on May 20, 1998 and incorporated herein by reference.

       h.4 First Amendment to the Amended and Restated Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation effective as of February 27, 1998 filed as Exhibit
                  9.4 via EDGAR with Post-Effective Amendment No. 1 on May 20, 1998 and incorporated herein by reference.

       h.5 Second Amendment to Amended and Restated Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation dated July 31, 1998 filed via EDGAR with Post-Effective Amendment No. 2 on October 30, 1998 and incorporated herein by reference.

       i. Opinion and Consent of Counsel as to the legality of the shares filed via EDGAR with Post-Effective Amendment No. 6 on December 15, 2000.

       j.*        Consent of Independent Accountants filed via EDGAR herewith.


       k.         Not applicable.

       l. Initial Capital Agreement filed as Exhibit 13 via EDGAR with Pre-Effective Amendment No. 2 on September 23, 1997 and incorporated herein by reference.

       m.1 Amended and Restated Distribution Plan for Class A Shares filed as Exhibit 15.1 via EDGAR with Post-Effective Amendment No. 1 on May 20, 1998 and incorporated herein by reference.

       m.2 Distribution Plan for Class B Shares filed via EDGAR with Post-Effective Amendment 5 on September 26, 2000 and incorporated herein by reference.

       m.3 Distribution Plan for Class C Shares filed via EDGAR with Post-Effective Amendment 5 on September 26, 2000 and incorporated herein by reference.

       n.         Financial Data Schedules.

       o.1 Amended and Restated Plan pursuant to Rule 18f-3 effective September 1, 1999, filed via EDGAR with Post-Effective Amendment 5 on September 26, 2000 and incorporated herein by reference.

       o.2 First Amendment to Amended and Restated Plan pursuant to Rule 18f-3 dated February 24, 2000 filed via EDGAR with Post-Effective Amendment 5 on September 26, 2000 and incorporated herein by reference.

       p.* Codes of Ethics for the Trust, the Advisors and Distributor filed via EDGAR herewith.


       q.*        Powers of Attorney for all Trustees filed via EDGAR herewith.


----------
*Filed herewith.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

     None.

ITEM 25. INDEMNIFICATION

     The Agreement and Declaration of Trust dated August 17, 2000 and the By-Laws of the Registrant provide that no trustee or officer will be indemnified against any liability to which the Registrant would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties. The Management Agreement, Underwriting Agreement, Custody Agreement and Transfer Agency Agreement each provides that the Trust will indemnify the other party (or parties, as the case may be) to the agreement for certain losses.

     Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Act"), may be available to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

    See "Management of the Funds" in the Prospectus and "The Investment Advisers" and "Management of the Trust" in the Statement of Additional Information which is included in this Post-Effective Amendment. For information as to the business, profession, vocation or employment of a substantial nature of directors and officers of the Advisers, reference is made to the Advisers' current Form ADV (SEC File Nos. 801-14813 (DPIM) and 801-5995 (PIC)) filed under the Investment Advisers Act of 1940, and incorporated herein by reference.

ITEM 27. PRINCIPAL DISTRIBUTOR

(a) Equity Planning also serves as the principal underwriter for the following other investment companies:


    Phoenix-Aberdeen Series Fund, Phoenix-Aberdeen Worldwide Opportunities Fund, Phoenix Duff & Phelps Institutional Mutual Funds, Phoenix-Engemann Funds, Phoenix-Goodwin California Tax Exempt Bond Fund, Phoenix Investment Trust 97, Phoenix-Kayne Funds, Phoenix Multi-Portfolio Fund, Phoenix Multi-Series Trust, Phoenix-Oakhurst Income & Growth Fund, Phoenix-Oakhurst Strategic Allocation Fund, Phoenix Portfolios, Phoenix-Seneca Funds, Phoenix Series Fund, Phoenix Strategic Equity Series Fund, Phoenix Trust, Phoenix Life Variable Accumulation Account, Phoenix Life Variable Universal Life Account, Phoenix Life and Annuity Variable Universal Life Account, PHL Variable Accumulation Account and PHL Variable Separate Account MVA1.


(b) Directors and executive officers of Phoenix Equity Planning Corporation are as follows:

NAME AND PRINCIPAL                                    POSITIONS AND OFFICES                        POSITIONS AND OFFICES
BUSINESS ADDRESS                                      WITH DISTRIBUTOR                             WITH REGISTRANT
----------------                                      ----------------                             ---------------

William R. Moyer                                      Director,                                    Executive Vice President
56 Prospect Street                                    Executive Vice President,
P.O. Box 150480                                       Chief Financial Officer
Hartford, CT 06115-0480                               and Treasurer




John F. Sharry                                        President,                                   Executive Vice President
56 Prospect Street                                    Private Client Group
P.O. Box 150480
Hartford, CT 06115-0480



Robert S. Driessen                                    Vice President, Compliance                   Vice President and
56 Prospect Street                                                                                 Assistant Secretary
P.O. Box 150480
Hartford, CT 06115-0480

Jacqueline Porter                                     Assistant Vice President,                    Assistant Treasurer
56 Prospect Street                                    Mutual Fund Tax
P.O. Box 150480
Hartford, CT 06115-0480

(c) To the best of the Registrant's knowledge, no commissions or other compensation was received by any principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such affiliated person, directly or indirectly, from the Registrant during the Registrant's last fiscal year.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

    All accounts, books and other documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of the Registrant located at 101 Munson Street, P.O. Box 810, Greenfield, MA 01302-0810, or its investment advisers, Duff & Phelps Investment Management Co., Inc., 55 East Monroe Street, Suite 3600, Chicago, Illinois 60603 and Phoenix Investment Counsel, Inc., 56 Prospect Street, Hartford, Connecticut 06115, or the custodian, State Street Bank and Trust Company, 1 Heritage Drive, P2N, North Quincy, MA 02171. All such accounts, books and other documents required to be maintained by the principal underwriter will be maintained at Phoenix Equity Planning Corporation, 56 Prospect Street, Hartford, Connecticut 06115.

ITEM 29. MANAGEMENT SERVICES

None.

ITEM 30. UNDERTAKINGS

None.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the fund certifies it meets all the requirements for the effectiveness of this registration statement under the rule 485(b) of the Securities Act and the Registrant has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Hartford, and State of Connecticut on the 27th day of December, 2002.


                                                PHOENIX EQUITY SERIES FUND


ATTEST: /s/ Richard J. Wirth                    BY: /s/ Philip R. McLoughlin
        ---------------------                       ------------------------
           Richard J. Wirth                            Philip R. McLoughlin
           Secretary                                   President

     Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed below by the following person in the capacity indicated, on this 27th day of December, 2002.



     SIGNATURE                                          TITLE
     ---------                                          -----

                                                        Trustee
     ---------------------------------------
                 Robert Chesek*
                                                        Trustee
     ---------------------------------------
               E. Virgil Conway*

              /s/ Nancy G. Curtiss                      Treasurer (Principal Financial
     ---------------------------------------
                Nancy G. Curtiss                        and Accounting Officer)

                                                        Trustee
     ---------------------------------------
              Harry Dalzell-Payne*
                                                        Trustee
     ---------------------------------------
              Francis E. Jeffries*
                                                        Trustee
     ---------------------------------------
               Leroy Keith, Jr.*
                                                        Trustee
     ---------------------------------------

              Marilyn E. LaMarche*


            /s/ Philip R. McLoughlin                    President and Trustee
     ---------------------------------------
              Philip R. McLoughlin                      (Principal Executive Officer)

             /s/ Geraldine McNamara                     Trustee
     ---------------------------------------
              Geraldine McNamara*

     ---------------------------------------
               Everett L. Morris*
                                                        Trustee
     ---------------------------------------
                James M. Oates*

                                                        Trustee
     ---------------------------------------
              Richard E. Segersen*
                                                        Trustee
       ---------------------------------------
              Lowell P. Weicker, Jr.*


By /s/ Philip R. McLoughlin
   ------------------------
*Philip R. McLoughlin pursuant to powers of attorney.

                                      S-1